UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10321
                                   ------------


                            AXP PARTNERS SERIES, INC.
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               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:   11/30
                         --------------

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
        Aggressive
              Growth
                 Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               22

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2   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGERS

Turner Investment Partners, Inc.

Portfolio manager                        Since            Years in industry
Christopher K. McHugh                    4/03                    16
Robert E. Turner, CFA                    4/03                    21
William C. McVail, CFA                   4/03                    15

American Century Investment Management, Inc.

Portfolio manager                        Since            Years in industry
Glenn A. Fogle, CFA                      4/03                    16
David M. Rose, CFA                       4/03                     5

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A: --           B: --           C: --           Y: --

Total net assets                                          $11.6 million

Number of holdings                                                  219

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                       LARGE
                 X     MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 25.3%
Health care 22.3%
Consumer discretionary 17.8%
Telecommunications 8.6%
Industrials 8.4%
Financials 8.1%
Materials 3.7%
Consumer staples 2.9%
Energy 2.4%
Utilities 0.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Aetna (Health care services)                                          2.4%
W Holding (Banks and savings & loans)                                 2.1
Boston Scientific (Health care products)                              2.0
SanDisk (Computer hardware)                                           1.7
Coventry Health Care (Health care services)                           1.7
UTStarcom (Telecom equipment & services)                              1.5
OmniVision Technologies (Electronics)                                 1.3
Puma AG Rudolf Dassler Sport (Textiles & apparel)                     1.2
NII Holdings Cl B (Cellular telecommunications)                       1.2
Amphenol Cl A (Electronics)                                           1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more erratic or abrupt price movements than stocks of larger companies. Furthermore, some of these companies may have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Aggressive Growth Fund's portfolio is managed by two independent money management firms, American Century and Turner Investment Partners, that invest a portion of Fund assets in mid-cap stocks with accelerating revenues and earnings.

For the six-month period ended Nov. 30, 2003, the Fund advanced 23.93% (Class A shares, excluding sales charge). This outpaced the Fund's benchmark, the Russell Midcap(R) Growth Index, which was up 20.59% for the period. The Fund also outperformed the Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, which rose 18.19% over the same time frame.

Q: What were the positive and negative factors affecting your portion of the Fund's performance for the fiscal period?

     American Century: American Century's portion of the Fund outperformed our benchmark in the six months ended Nov. 30, 2003. Technology holdings within our portion of the Fund contributed the most to results for the period, outperforming the technology component of the Fund's benchmark. The biggest gains came from the semiconductor industry, where a leading contributor was SanDisk. The company's earnings and revenues accelerated on strong demand for its flash-memory cards, which are used in digital cameras and consumer electronics. Elsewhere in the sector, however, contributions from the portfolio's positions in computer software companies lagged

(bar chart)
                               PERFORMANCE COMPARISON
                    For the six-month period ended Nov. 30, 2003

25%         (bar 1)
            +23.93%                  (bar 2)
20%                                  +20.59%               (bar 3)
                                                           +18.19%
15%

10%

 5%

 0%

(bar 1) AXP Partners Aggressive Growth Fund Class A (excluding sales charge) (bar 2) Russell Midcap(R) Growth Index(1) (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Technology holdings within our portion of the Fund contributed the most to results for the period, outperforming the technology component of the Fund's benchmark. (end callout quote)

-- American Century

     those of the benchmark. Defense and aerospace companies, such as Lockheed Martin and Northrup Grumman, also turned in disappointing results.

     Strong security selection in health care businesses, one of the portfolio's largest sector weightings, delivered another source of strong performance against the benchmark. In the medical products area, Boston Scientific gained ground as the medical device company benefited from its imminent entry into the drug-coated stent market. Inamed saw its shares gain on the possibility that the Food and Drug Administration would approve the sale of silicon breast implants in the U.S. after a 10-year ban. Some of the portfolio's strength

TOTAL RETURNS
                             Class A                   Class B                   Class C                  Class Y
(Inception dates)           (4/24/03)                 (4/24/03)                 (4/24/03)                (4/24/03)
                        NAV(1)     POP(2)       NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of Nov. 30, 2003
6 months*               +23.93%    +16.80%      +23.61%      +18.61%      +23.61%      +22.61%       +24.11%    +24.11%
Since inception*        +36.61%    +28.76%      +36.02%      +31.02%      +36.02%      +35.02%       +36.81%    +36.81%

as of Dec. 31, 2003
6 months*               +21.65%    +14.66%      +21.16%      +16.16%      +21.16%      +20.16%       +21.64%    +21.64%
Since inception*        +36.98%    +29.10%      +36.18%      +31.18%      +36.18%      +35.18%       +36.97%    +36.97%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     in health care was offset by investments in drug companies. Biovail Corp. was a leading detractor, knocked down by concerns about sales and distribution of key drugs.

     Returns were also negatively impacted by investments in financials, particularly among financial services businesses and asset managers, where stock selection detracted from performance. In the consumer services sector, positions in media companies and leisure-oriented businesses did not pan out as hoped, and the Fund's small complement of electric utilities also came under pressure.

     Turner: Our portion of the Fund outperformed the Fund's benchmark for the fiscal period. Strong results across our holdings within each of the major economic sectors boosted the portfolio results for the period. Contributing the most to performance were holdings in the health care, producer durables and consumer discretionary sectors. Within health care, holdings in the biotechnology and medical distributors industries, including Gilead Sciences, Invitrogen, Henry Schein and Patterson Dental, contributed to performance. In the producer durables sector, the electronic production equipment industry also had a number of strong relative performers, including Cymer and Lam Research Corp. The portfolio also benefited from good stock selection within the semiconductor industry. Results from consumer discretionary companies Chico's FAS, an apparel/footwear retailer, and CDW Corp, a direct marketer of multi-brand computers, had a positive effect on the portfolio. Stock selection in the airline industry and in the wireless telecommunications industry detracted from performance.

Q:   What changes did you make in the portfolio?

     American Century: Technology stocks headlined the market's rally over the period, and as we sought technology companies that appeared to meet our criteria for accelerating earnings and revenues growth, our weighting in that area increased to roughly a quarter of our portion of the Fund. Within that realm, we concentrated on investments in semiconductor makers and electrical equipment providers. Our health care weighting also remained substantial, much of it directed toward medical providers. More modestly, investments in wireless telecommunications companies also increased.

     Turner: We continued to focus on investing in companies in industries that we believe have strong earnings growth prospects. The traditional earnings pre-announcement period for the third calendar quarter of 2003 saw less negative earnings guidance than either the second quarter of 2003 or the third

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6   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We positioned the portfolio to own the companies in each sector of the market that are best positioned to leverage this economic improvement into earnings growth. (end callout quote)

-- Turner Investment Partners

     quarter of 2002. While we believe that the prospects for economic growth continue to improve, we do not believe that every company will benefit equally from the improvement in economic activity. Therefore, we positioned the portfolio to own the companies in each sector of the market that are best positioned to leverage this economic improvement into earnings growth.

Q:   How is your portion of the portfolio positioned for the months ahead?

     American Century: At the end of the period, technology, health care and consumer cyclicals accounted for roughly half of the assets in our portion of the Fund. We do not invest by sector, but follow an investment process that's designed to identify individual companies whose earnings and revenues appear to be increasing at accelerating rates. We intend to focus on owning such improving businesses in order to achieve solid performance in the long run.

     Turner: In general, stocks have benefited from widespread improvement in economic outlook. Better corporate earnings, anticipation of increases in business spending and stabilization of demand have all driven stock prices higher, and we think could continue to do so. In addition, the Federal Reserve has maintained a low interest rate environment and recent tax bills have given relief to some consumers, who have continued to spend, contributing to an increasingly positive economic outlook.

     We have identified several drivers that could spark economic growth well into 2004, including a strengthening advertising environment, an expected rebound in corporate information technology spending and the improving outlook for employment. We believe those factors will have a favorable impact on economic activity and corporate earnings. In addition, interest rates are relatively low, corporate cash flow is strong and available for investment, so the economy may be poised to benefit from stronger spending trends. We focus on investing in companies that are best positioned to benefit from these improving trends and to deliver long-term earnings growth.

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7   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Aggressive Growth Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)
Issuer                                            Shares           Value(a)

Airlines (1.7%)
AirTran Holdings                                   3,783(b)           $55,837
America West Holdings Cl B                         4,875(b)            73,613
Continental Airlines Cl B                          1,544(b)            28,796
JetBlue Airways                                      405(b)            14,766
Northwest Airlines Cl A                            1,882(b)            24,861
Total                                                                 197,873

Automotive & related (1.3%)
Cummins                                            1,260               58,528
Eaton                                                270               27,807
Navistar Intl                                        870(b)            37,497
O'Reilly Automotive                                  647(b)            28,157
Total                                                                 151,989

Banks and savings & loans (3.1%)
East West Bancorp                                  1,315               68,880
Silicon Valley Bancshares                            650(b)            23,875
Sovereign Bancorp                                  1,440               32,630
W Holding                                          8,780              232,235
Total                                                                 357,620

Broker dealers (1.2%)
AmeriTrade Holding                                 4,810(b)            60,462
ICAP                                               1,231(c)            28,581
Legg Mason                                           660               52,609
Total                                                                 141,652

Building materials & construction (0.4%)
Louisiana-Pacific                                  1,006(b)            18,199
M.D.C. Holdings                                      382               26,495
Total                                                                  44,694

Cable (0.7%)
EchoStar Communications Cl A                       2,386(b)            82,269

Cellular telecommunications (2.4%)
Nextel Communications Cl A                         4,695(b)           118,924
NII Holdings Cl B                                  1,732(b)           131,546
Western Wireless Cl A                              1,600(b)            29,872
Total                                                                 280,342

Chemicals (1.2%)
Air Products & Chemicals                             810               38,831
Ecolab                                             2,190               57,421
OM Group                                             598               14,478
Rohm & Haas                                          678               27,222
Total                                                                 137,952

Computer hardware (2.5%)
Maxtor                                             5,968(b)            66,603
Network Appliance                                  1,610(b)            37,207
SanDisk                                            2,316(b)           187,272
Total                                                                 291,082

Computer software & services (10.2%)
3Com                                               9,390(b)            70,237
Adobe Systems                                      1,590               65,699
BEA Systems                                        3,200(b)            40,640
Ceridian                                             200(b)             4,246
CheckFree                                          1,320(b)            36,458
Citrix Systems                                     1,970(b)            47,319
CNET Networks                                      6,130(b)            45,791
Cognos                                               740(b,c)          24,820
Computer Sciences                                    607(b)            25,130
Comverse Technology                                3,580(b)            68,843
Electronic Arts                                    1,180(b)            52,191
Fair, Isaac & Co                                     640               35,302
Fiserv                                             1,510(b)            56,625
Investors Financial Services                       1,230               45,362
Lexar Media                                        1,300(b)            27,768
Macromedia                                         1,340(b)            27,483
Mercury Interactive                                1,050(b)            49,140
Netopia                                            2,095(b)            32,054
NetScreen Technologies                             1,450(b)            36,540
Novell                                             2,486(b)            23,617
Red Hat                                            2,250(b)            29,880
Sapient                                            5,064(b)            28,460
SEI Investments                                    2,030               56,942
Siebel Systems                                     4,410(b)            58,124
SINA                                                 670(b,c)          23,450
SunGard Data Systems                               2,390(b)            64,578
VeriSign                                           4,130(b)            66,947
Wireless Facilities                                2,190(b)            31,821
Total                                                               1,175,467

See accompanying notes to investments in securities.

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8   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (11.8%)
Advanced Micro Devices                             5,383(b)           $96,786
Agere Systems Cl A                                13,230(b)            46,834
Amkor Technology                                   1,333(b)            26,020
Amphenol Cl A                                      2,024(b)           122,492
Cirrus Logic                                       3,049(b)            26,221
Cymer                                                970(b)            44,979
Fairchild Semiconductor Intl Cl A                  1,760(b)            45,760
FormFactor                                           750(b)            19,125
Integrated Device Technology                       2,790(b)            52,592
Intl Rectifier                                     1,046(b)            57,133
KLA-Tencor                                         1,530(b)            89,673
Lam Research                                       2,930(b)            93,760
Marvell Technology Group                             590(b,c)          23,299
Molex                                              1,760               56,602
Natl Semiconductor                                 2,600(b)           116,272
Novellus Systems                                   1,570(b)            68,703
O2Micro Intl                                       1,171(b,c)          28,104
OmniVision Technologies                            2,253(b)           146,805
Photon Dynamics                                      747(b)            30,485
PMC-Sierra                                         1,530(b)            31,166
Power-One                                          1,383(b)            11,659
Sanmina-SCI                                        5,220(b)            63,632
Silicon Laboratories                                 550(b)            26,989
Vishay Intertechnology                             1,820(b)            38,238
Total                                                               1,363,329

Energy (1.6%)
Chesapeake Energy                                  1,720               20,984
Patina Oil & Gas                                   1,210               54,305
XTO Energy                                         4,200              106,176
Total                                                                 181,465

Energy equipment & services (0.7%)
Nabors Inds                                          750(b,c)          27,840
Smith Intl                                         1,480(b)            55,559
Total                                                                  83,399

Environmental services (0.6%)
Allied Waste Inds                                  3,730(b)            46,439
Tetra Tech                                         1,080(b)            27,540
Total                                                                  73,979

Financial services (1.3%)
Alliance Data Systems                              1,010(b)            30,280
Jefferies Group                                      840               26,275
Providian Financial                                2,640(b)            29,832
Radian Group                                         480               23,688
T. Rowe Price Group                                  900               37,836
Total                                                                 147,911

Food (1.0%)
Dean Foods                                         1,330(b)            43,637
Flowers Foods                                        980               25,578
Hormel Foods                                         974               26,113
Smithfield Foods                                   1,089(b)            25,537
Total                                                                 120,865

Health care products (9.7%)
Allergan                                             500               37,365
Boston Scientific                                  6,260(b)           224,670
Celgene                                            1,170(b)            53,504
Chiron                                             1,230(b)            65,953
Cooper Companies                                     606               27,664
DENTSPLY Intl                                        610               27,468
Gen-Probe                                          1,580(b)            54,858
INAMED                                             1,536(b)           120,360
Invitrogen                                           590(b)            40,220
Medicis Pharmaceutical Cl A                          910               59,951
MGI Pharma                                         2,170(b)            83,262
Neurocrine Biosciences                               790(b)            41,736
Pharmaceutical Resources                             830(b)            60,241
Taro Pharmaceutical Inds                             340(b,c)          23,440
Therasense                                         1,535(b)            26,172
USANA Health Sciences                                389(b)            13,160
Varian Medical Systems                               750(b)            51,758
Watson Pharmaceuticals                               690(b)            32,527
Zimmer Holdings                                    1,240(b)            81,741
Total                                                               1,126,050

Health care services (11.8%)
Aetna                                              4,109              264,537
AmerisourceBergen                                    570               36,075
Anthem                                             1,481(b)           106,810
Beverly Enterprises                                3,902(b)            30,553
Caremark Rx                                        2,460(b)            65,682
Community Health Systems                           1,050(b)            28,434
Connetics                                          1,434(b)            25,310
Coventry Health Care                               3,081(b)           184,552
Fisher Scientific Intl                             1,400(b)            56,378
Kindred Healthcare                                   660(b)            34,049
Manor Care                                           803               28,362
Mid Atlantic Medical Services                        840(b)            51,576
Omnicare                                             950               37,924
PacifiCare Health Systems                          1,762(b)           114,724
Patterson Dental                                     750(b)            51,075
QLT                                                6,990(b,c)         113,797
Schein (Henry)                                     1,100(b)            74,019
Universal Health Services Cl B                       530               28,498
VCA Antech                                           969(b)            30,281
Total                                                               1,362,636

See accompanying notes to investments in securities.

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9   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Household products (1.4%)
Estee Lauder Cl A                                  1,607              $61,066
Jarden                                               999(b)            27,023
Nu Skin Enterprises Cl A                           2,844               49,400
Yankee Candle                                        909(b)            26,834
Total                                                                 164,323

Industrial services (0.7%)
Cintas                                               880               41,132
UNOVA                                              1,620(b)            38,750
Total                                                                  79,882

Industrial transportation (0.4%)
Canadian Natl Railway                                438(c)            25,996
Canadian Pacific Railway                             939(c)            25,578
Total                                                                  51,574

Insurance (1.1%)
Axis Capital Holdings                                760(c)            21,698
Everest Re Group                                     689(c)            56,629
HCC Insurance Holdings                             1,753               54,536
Total                                                                 132,863

Leisure time & entertainment (0.9%)
Marvel Enterprises                                 1,830(b)            52,631
Royal Caribbean Cruises                              690               20,886
WMS Inds                                             960(b)            25,632
Wynn Resorts                                         330(b)             8,214
Total                                                                 107,363

Lodging & gaming (1.5%)
Intl Game Technology                               2,000               69,380
Mandalay Resort Group                                666               28,605
Marriott Intl Cl A                                   900               41,247
MGM Mirage                                           940(b)            35,231
Total                                                                 174,463

Machinery (1.1%)
Asyst Technologies                                 1,297(b)            23,670
Ingersoll-Rand Cl A                                  903(c)            56,293
SPX                                                  850(b)            46,155
Total                                                                 126,118

Media (2.0%)
Entercom Communications                              584(b)            26,981
Interpublic Group of Companies                     2,360               33,630
Monster Worldwide                                  1,580(b)            38,015
PIXAR                                                610(b)            42,767
Spanish Broadcasting System Cl A                   1,423(b)            14,301
Univision Communications Cl A                      1,010(b)            36,441
XM Satellite Radio Holdings Cl A                   1,380(b)            34,431
Total                                                                 226,566

Metals (1.1%)
Phelps Dodge                                         770(b)            49,034
Schnitzer Steel Inds Cl A                          1,377               74,509
Total                                                                 123,543

Multi-industry (3.5%)
Apollo Group Cl A                                    814(b)            56,190
Career Education                                   1,148(b)            58,697
Carlisle Companies                                   464               27,306
Corinthian Colleges                                1,109(b)            70,899
Labor Ready                                        2,384(b)            27,178
Leapfrog Enterprises                               1,580(b)            49,612
Manpower                                             920               43,185
Strayer Education                                    314               35,083
Zebra Technologies Cl A                              610(b)            38,778
Total                                                                 406,928

Paper & packaging (0.6%)
Crown Holdings                                     3,220(b)            24,150
Smurfit-Stone Container                            2,504(b)            40,965
Total                                                                  65,115

Precious metals (0.4%)
Freeport McMoRan
   Cooper & Gold Cl B                              1,050               45,707

Real estate investment trust (1.0%)
Annaly Mtge Management                             3,997               68,988
Starwood Hotels & Resorts
   Worldwide                                       1,470               50,671
Total                                                                 119,659

Restaurants (1.9%)
CEC Entertainment                                    588(b)            29,565
Cheesecake Factory (The)                             850(b)            36,856
CKE Restaurants                                    3,797(b)            26,579
RARE Hospitality Intl                              1,030(b)            25,750
Starbucks                                          2,140(b)            68,630
Wendy's Intl                                         727               28,229
Total                                                                 215,609

Retail -- drugstores (0.3%)
Rite Aid                                           5,970(b)            36,716

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- general (5.5%)
AnnTaylor Stores                                   1,502(b)           $59,689
BJ's Wholesale Club                                2,253(b)            57,339
CDW                                                1,440               86,040
Claire's Stores                                    2,101               97,487
Cost Plus                                            630(b)            29,465
Dollar Tree Stores                                 1,200(b)            38,100
Family Dollar Stores                               1,060               40,895
Hot Topic                                          1,023(b)            30,485
NBTY                                                 870(b)            22,098
Neiman Marcus Group Cl A                           1,127(b)            60,745
Nordstrom                                            889               30,671
Tiffany                                            1,250               56,688
Williams-Sonoma                                      759(b)            27,354
Total                                                                 637,056

Telecom equipment & services (5.6%)
CIENA                                              5,830(b)            41,276
Corning                                            7,263(b)            83,234
Covad Communications Group                        16,262(b)            65,048
Plantronics                                          969(b)            29,690
Polycom                                            2,840(b)            56,289
Research in Motion                                 1,794(b,c)          81,824
Sonus Networks                                     6,460(b)            59,044
UTStarcom                                          4,569(b)           173,074
ViaSat                                             1,313(b)            27,928
VimpelCom ADR                                        431(b,c)          29,946
Zhone Technologies                                    46(b)               254
Total                                                                 647,607

Textiles & apparel (3.4%)
Chico's FAS                                        1,510(b)            57,954
Coach                                              1,600(b)            63,744
K-Swiss Cl A                                       1,214               59,134
Nike Cl B                                          1,256               84,466
Puma AG Rudolf Dassler Sport                         835(c)           131,620
Total                                                                 396,918

Utilities -- electric (0.2%)
AES                                                3,030(b)            26,876

Utilities -- natural gas (0.3%)
Williams Companies                                 3,740               35,081

Utilities -- telephone (0.2%)
Time Warner Telecom Cl A                           2,610(b)            27,536

Total common stocks
(Cost: $9,551,126)                                                $11,168,077

Total investments in securities
(Cost: $9,551,126)(d)                                             $11,168,077

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 6.2% of net assets.

(d) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $9,551,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $1,676,000
     Unrealized depreciation                                          (59,000)
                                                                      -------
     Net unrealized appreciation                                   $1,617,000
                                                                   ----------

--------------------------------------------------------------------------------
11   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Aggressive Growth Fund
Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $9,551,126)                                                                         $11,168,077
Cash in bank on demand deposit                                                                              462,684
Capital shares receivable                                                                                     1,885
Dividends and accrued interest receivable                                                                     1,601
Receivable for investment securities sold                                                                   159,263
                                                                                                            -------
Total assets                                                                                             11,793,510
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 150,963
Accrued investment management services fee                                                                      562
Accrued distribution fee                                                                                        234
Accrued transfer agency fee                                                                                      96
Accrued administrative services fee                                                                              38
Other accrued expenses                                                                                       38,570
                                                                                                             ------
Total liabilities                                                                                           190,463
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                      $11,603,047
                                                                                                        ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                $    16,733
Additional paid-in capital                                                                                9,421,312
Net operating loss                                                                                          (50,293)
Accumulated net realized gain (loss)                                                                        598,344
Unrealized appreciation (depreciation) on investments                                                     1,616,951
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $11,603,047
                                                                                                        ===========
Net assets applicable to outstanding shares:                  Class A                                   $ 9,687,456
                                                              Class B                                   $ 1,815,005
                                                              Class C                                   $    65,972
                                                              Class Y                                   $    34,614
Net asset value per share of outstanding capital stock:       Class A shares           1,396,033        $      6.94
                                                              Class B shares             262,701        $      6.91
                                                              Class C shares               9,552        $      6.91
                                                              Class Y shares               4,982        $      6.95
                                                                                           -----        -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Aggressive Growth Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                                $   11,247
Interest                                                                                                      1,253
   Less foreign taxes withheld                                                                                 (168)
                                                                                                               ----
Total income                                                                                                 12,332
                                                                                                             ------
Expenses (Note 2):
Investment management services fee                                                                           34,974
Distribution fee
   Class A                                                                                                    8,549
   Class B                                                                                                    4,050
   Class C                                                                                                      145
Transfer agency fee                                                                                           4,078
Incremental transfer agency fee
   Class A                                                                                                      324
   Class B                                                                                                      196
   Class C                                                                                                        8
Service fee -- Class Y                                                                                           15
Administrative services fees and expenses                                                                     2,312
Custodian fees                                                                                               62,150
Printing and postage                                                                                          9,560
Registration fees                                                                                            14,644
Audit fees                                                                                                    8,500
Other                                                                                                         5,717
                                                                                                              -----
Total expenses                                                                                              155,222
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (92,593)
                                                                                                            -------
                                                                                                             62,629
   Earnings credits on cash balances (Note 2)                                                                    (4)
                                                                                                             ------
Total net expenses                                                                                           62,625
                                                                                                             ------
Investment income (loss) -- net                                                                             (50,293)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           587,863
   Foreign currency transactions                                                                                 32
                                                                                                            -------
Net realized gain (loss) on investments                                                                     587,895
Net change in unrealized appreciation (depreciation) on investments                                       1,124,947
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,712,842
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,662,549
                                                                                                         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Aggressive Growth Fund
                                                                               Nov. 30, 2003       For the period from
                                                                             Six months ended       April 24, 2003* to
                                                                                (Unaudited)            May 31, 2003
Operations
Investment income (loss) -- net                                               $   (50,293)               $   (5,396)
Net realized gain (loss) on investments                                           587,895                    17,205
Net change in unrealized appreciation (depreciation) on investments             1,124,947                   428,186
                                                                                ---------                   -------
Net increase (decrease) in net assets resulting from operations                 1,662,549                   439,995
                                                                                ---------                   -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      4,131,346                   231,605
   Class B shares                                                               1,539,918                   113,118
   Class C shares                                                                  48,873                        --
   Class Y shares                                                                   8,023                     8,339
Payments for redemptions
   Class A shares                                                                (612,771)                     (512)
   Class B shares (Note 2)                                                        (28,745)                       --
                                                                                ---------                   -------
Increase (decrease) in net assets from capital share transactions               5,086,644                   352,550
                                                                                ---------                   -------
Total increase (decrease) in net assets                                         6,749,193                   792,545
Net assets at beginning of period (Note 1)                                      4,853,854                 4,061,309**
                                                                                ---------                 ---------
Net assets at end of period                                                   $11,603,047                $4,853,854
                                                                              ===========                ==========

 *   When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had an increase in net assets resulting from operations of $61,309 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Aggressive Growth Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium-sized U.S. companies. On April 17, 2003, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of Nov. 30, 2003, AEFC owned approximately 48% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.89% to 0.765% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $672 for the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Turner Investment Partners, Inc. and American Century Investment Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $41,295 for Class A for the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.54% for Class A, 2.33% for Class B, 2.34% for Class C and 1.36% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.34% for Class B, 2.35% for Class C and 1.37% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $4 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $12,645,151 and $7,837,759, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $701 for the six months ended Nov. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Nov. 30, 2003
                                              Class A    Class B      Class C     Class Y
Sold                                         662,687    243,472       7,552       1,337
Issued for reinvested distributions               --         --          --          --
Redeemed                                    (104,603)    (4,492)         --          --
                                             -------    -------       -----       -----
Net increase (decrease)                      558,084    238,980       7,552       1,337
                                             -------    -------       -----       -----

                                                    April 24, 2003* to May 31, 2003
                                              Class A    Class B      Class C     Class Y
Sold                                          44,047     21,721          --       1,645
Issued for reinvested distributions               --         --          --          --
Redeemed                                         (98)        --          --          --
                                             -------    -------       -----       -----
Net increase (decrease)                       43,949     21,721          --       1,645
                                             -------    -------       -----       -----

* When shares became publicly available.

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)        2003(b)
Net asset value, beginning of period                                       $5.60          $5.08
Income from investment operations:
Net investment income (loss)                                                (.03)          (.01)
Net gains (losses) (both realized and unrealized)                           1.37            .53
Total from investment operations                                            1.34            .52
Net asset value, end of period                                             $6.94          $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                      $10             $5
Ratio of expenses to average daily net assets(c),(e)                       1.54%(d)       1.46%(d)
Ratio of net investment income (loss) to average daily net assets         (1.22%)(d)     (1.20%)(d)
Portfolio turnover rate (excluding short-term securities)                   105%            27%
Total return(i)                                                           23.93%(j)      10.24%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)        2003(b)
Net asset value, beginning of period                                       $5.59          $5.08
Income from investment operations:
Net investment income (loss)                                                (.04)          (.02)
Net gains (losses) (both realized and unrealized)                           1.36            .53
Total from investment operations                                            1.32            .51
Net asset value, end of period                                             $6.91          $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                       $2            $--
Ratio of expenses to average daily net assets(c),(f)                       2.33%(d)       2.25%(d)
Ratio of net investment income (loss) to average daily net assets         (2.00%)(d)     (1.92%)(d)
Portfolio turnover rate (excluding short-term securities)                   105%            27%
Total return(i)                                                           23.61%(j)      10.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)        2003(b)
Net asset value, beginning of period                                       $5.59          $5.08
Income from investment operations:
Net investment income (loss)                                                (.04)          (.02)
Net gains (losses) (both realized and unrealized)                           1.36            .53
Total from investment operations                                            1.32            .51
Net asset value, end of period                                             $6.91          $5.59

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--            $--
Ratio of expenses to average daily net assets(c),(g)                       2.34%(d)       2.21%(d)
Ratio of net investment income (loss) to average daily net assets         (2.02%)(d)     (1.95%)(d)
Portfolio turnover rate (excluding short-term securities)                   105%            27%
Total return(i)                                                           23.61%(j)      10.04%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)        2003(b)
Net asset value, beginning of period                                       $5.60          $5.08
Income from investment operations:
Net investment income (loss)                                                (.02)          (.01)
Net gains (losses) (both realized and unrealized)                           1.37            .53
Total from investment operations                                            1.35            .52
Net asset value, end of period                                             $6.95          $5.60

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--            $--
Ratio of expenses to average daily net assets(c),(h)                       1.36%(d)       1.30%(d)
Ratio of net investment income (loss) to average daily net assets         (1.05%)(d)     (1.03%)(d)
Portfolio turnover rate (excluding short-term securities)                   105%            27%
Total return(i)                                                           24.11%(j)      10.24%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 4.10% for the six months ended Nov. 30, 2003 and 24.14% for the period ended May 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 4.89% for the six months ended Nov. 30, 2003 and 24.93% for the period ended May 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 4.90% for the six months ended Nov. 30, 2003 and 24.94% for the period ended May 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 3.92% for the six months ended Nov. 30, 2003 and 23.96% for the period ended May 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS AGGRESSIVE GROWTH FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
       Fundamental
               Value
                Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   7

Financial Statements                        9

Notes to Financial Statements              12

Proxy Voting                               20

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGERS

Davis Advisors

Portfolio manager                Since              Years in industry
Chris Davis                      6/01                      16
Ken Feinberg                     6/01                       9

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: AFVAX        B: AFVBX        C: AFVCX        Y: --

Total net assets                                 $438.2 million

Number of holdings                                           58

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                    LARGE
                       MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 49.9%
Consumer staples 10.7%
Industrials 7.4%
Consumer discretionary 7.3%
Energy 6.4%
Short-term securities 6.4%
Health care 4.2%
Materials 4.0%
Technology 3.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Beverages & tobacco)                                    6.4%
American Intl Group (Insurance)                                       5.8
Berkshire Hathaway Cl B (Insurance)                                   5.2
HSBC Holdings ADR (Financial services)                                4.7
Citigroup (Finance companies)                                         4.4
Wells Fargo (Banks and saving & loans)                                4.3
Sealed Air (Paper & packaging)                                        4.0
Tyco Intl (Multi-industry)                                            3.9
Bank One (Banks and savings & loans)                                  3.9
Golden West Financial (Banks and savings & loans)                     3.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                            WITH PORTFOLIO MANAGEMENT

Davis Advisors, an independent money management firm, manages AXP Partners Fundamental Value Fund's portfolio. For the six months ended Nov. 30, 2003, the Fund's Class A shares, excluding sales charge, rose 12.77%. This outpaced both the S&P 500 Index and the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which returned 10.80% and 10.14%, respectively, for the period. The Russell 1000(R) Value Index returned 11.15% for the same period.

Q: What were the positive and negative factors affecting performance for the six months ended Nov. 30, 2003?

     Davis Advisors: The Fund's strong performance for the period was largely the result of stock selection. Top performing positions included Altria Group (formerly Philip Morris), the consumer product company, and HSBC Holdings, a bank holding company. Positions that detracted from performance on a relative basis include Loews and Costco.

     Our discipline of seeking high-quality, well-managed businesses with growing earnings that can be purchased at value prices and held for the long term is a tradition that we have practiced successfully for the last three decades. At the heart of our process is the recognition that stocks represent ownership in real businesses and that focusing on both quality and price offers a

(bar chart)

                         PERFORMANCE COMPARISON
              For the six-month period ended Nov. 30, 2003

15%
        (bar 1)                                             (bar 4)
12%     +12.77%          (bar 2)            (bar 3)         +11.15%
                         +10.80%            +10.14%
 9%

 6%

 3%

 0%

(bar 1) AXP Partners Fundamental Value Fund Class A (excluding sales charge) (bar 2) S&P 500(R) Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)
(bar 4) Russell 1000(R) Value Index(3) (unmanaged)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund's strong performance for the period was largely the result of stock selection. (end callout quote)

     timeless way to invest. We try not to extrapolate too much from short-term performance.

Q:   What changes did you make to the Fund during the period?

     Davis Advisors: We sold several minor positions in Applied Materials, Avalon Bay, BMC Software, RadioShack and Travelers. We added to our position in Berkshire Hathaway and established positions in Fifth Third Bank, H&R Block, Occidental Petroleum and HCA Inc., as well as select foreign holdings.

AVERAGE ANNUAL TOTAL RETURNS
                                   Class A               Class B                   Class C                 Class Y
(Inception dates)                 (6/18/01)             (6/18/01)                 (6/18/01)               (6/18/01)
                              NAV(1)     POP(2)     NAV(1)  After CDSC(3)     NAV(1)  After CDSC(4)   NAV(5)    POP(5)
as of Nov. 30, 2003
6 months*                    +12.77%     +6.29%    +12.47%      +7.47%       +12.41%    +11.41%      +12.98%   +12.98%
1 year                       +19.13%    +12.27%    +18.25%     +14.25%       +18.16%    +18.16%      +19.36%   +19.36%
Since inception               -0.74%     -3.11%     -1.47%      -3.10%        -1.29%     -1.29%       -0.56%    -0.56%

as of Dec. 31, 2003
6 months*                    +16.67%     +9.96%    +16.07%     +11.07%       +15.99%    +14.99%      +16.69%   +16.69%
1 year                       +29.19%    +21.77%    +28.04%     +24.04%       +28.23%    +28.23%      +29.52%   +29.52%
Since inception               +1.38%     -0.96%     +0.58%      -1.01%        +0.74%     +0.74%       +1.49%    +1.49%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:   How are you positioning the Fund going forward?

     Davis Advisors: We can group the Fund's current holdings into three general categories. The first, which represents the majority of the portfolio assets, are what we consider indisputable market leaders with strong balance sheets. This group includes dominant brands such as United Parcel Service, Diageo and Microsoft, among others. The second category consists of lesser-known, or "out of the spotlight," businesses that have attractive economics and very capable managements but are less recognizable than the first category on account of their size, product niche, etc. This second group includes names such as Golden West Financial, Progressive Corp. and Sealed Air. The third and final category of portfolio holdings is what we refer to as "long headline risk" names -- controversial companies whose valuations have been affected by a perception of risk that, in our estimation, overstates the quantifiable risk. A current example of holdings in this category is Altria Group.

     The first two categories described above rarely attract attention. It is the third category that tends to dominate our conversations with customers, even though on the whole it may represent a relatively small weighting in the portfolio. These companies are usually the subjects of negative headlines, and this by itself is enough to give investors pause. In our experience, however, good long-term investment decisions do not always meet with popular approval at first. In fact, many of the names that are now in the category of indisputable market leaders started out in the controversial category at some point in the past. Consequently, we continue to keep an open mind to situations where pessimism and bad press may have created profitable opportunities for the rational investor. On balance, we believe our portfolio positioning is consistent with the Fund's strategy of focusing on quality and reasonable valuations.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (93.9%)
Issuer                                           Shares            Value(a)

Banks and savings & loans (14.5%)
Bank One                                        392,000           $16,997,120
Fifth Third Bancorp                              84,000             4,882,920
Golden West Financial                           159,700            16,113,730
Lloyds TSB Group ADR                            141,800(c,d)        4,068,242
Takefuji                                         60,610(c)          3,270,682
Wells Fargo                                     326,000            18,689,580
Total                                                              64,022,274

Beverages & tobacco (8.7%)
Altria Group                                    544,600            28,319,200
Diageo ADR                                      154,700(c)          7,821,632
Heineken Holding Cl A                            68,820(b,c)        2,266,125
Total                                                              38,406,957

Broker dealers (1.2%)
Morgan Stanley                                   91,800             5,074,704

Computer hardware (1.9%)
Lexmark Intl Cl A                               105,600(b)          8,173,440

Computer software & services (1.4%)
BMC Software                                     18,700(b)            310,981
Microsoft                                       166,600             4,281,620
State Street                                     27,100             1,381,016
Total                                                               5,973,617

Electronics (0.5%)
Agere Systems Cl A                              626,400(b)          2,217,456

Energy (6.4%)
ConocoPhillips                                  184,958            10,494,517
Devon Energy                                    170,300             8,406,008
EOG Resources                                   117,100             4,911,174
Occidental Petroleum                            116,000             4,254,880
Total                                                              28,066,579

Finance companies (4.5%)
Citigroup                                       414,700            19,507,488

Financial services (7.7%)
H&R Block                                       106,800             5,798,172
HSBC Holdings ADR                               273,622(c)         20,814,426
Janus Capital Group                              69,900               972,309
Moody's                                         100,900             5,779,552
Providian Financial                              28,500(b)            322,050
Total                                                              33,686,509

Food (1.7%)
Hershey Foods                                    58,600             4,553,220
Kraft Foods Cl A                                 89,900             2,847,133
Total                                                               7,400,353

Health care products (3.1%)
Lilly (Eli)                                     105,000             7,198,800
Merck & Co                                       37,800             1,534,680
Pfizer                                          140,460             4,712,433
Total                                                              13,445,913

Health care services (1.1%)
HCA                                             113,800             4,769,358

Industrial transportation (1.1%)
United Parcel Service Cl B                       67,600             4,919,252

Insurance (19.9%)
American Intl Group                             440,500            25,526,974
Aon                                             187,500             4,113,750
Berkshire Hathaway Cl B                           8,141(b)         22,802,941
Chubb                                            25,800             1,688,610
Loews                                           171,500             7,311,045
Markel                                            2,000(b)            514,500
Principal Financial Group                        58,600             1,940,246
Progressive                                     197,000            15,385,700
Sun Life Financial Services
  of Canada                                      34,900(c)            862,728
Transatlantic Holdings                           95,900             7,438,004
Total                                                              87,584,498

Lodging & gaming (0.9%)
Marriott Intl Cl A                               88,200             4,042,206

Media (3.0%)
D & B                                           102,900(b)          4,964,925
Gannett                                          41,900             3,628,540
Lagardere S.C.A.                                 46,400(c)          2,530,696
WPP Group ADR                                    39,500(c)          1,900,345
Total                                                              13,024,506

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Multi-industry (6.3%)
Dover                                            87,800            $3,370,642
Martin Marietta Materials                        82,400             3,507,768
Tyco Intl                                       744,344(c)         17,082,695
Vulcan Materials                                 82,500             3,668,775
Total                                                              27,629,880

Paper & packaging (4.0%)
Sealed Air                                      333,900(b)         17,619,903

Real estate investment trust (2.1%)
CenterPoint Properties                          131,100             9,393,315

Retail -- general (3.5%)
Costco Wholesale                                423,300(b)         15,162,606

Retail -- grocery (0.3%)
Safeway                                          57,600(b)          1,195,200

Total common stocks
(Cost: $372,525,653)                                             $411,316,014

Short-term securities (6.4%)
Issuer                  Annualized               Amount             Value(a)
                       yield on date           payable at
                        of purchase             maturity

Commercial paper
Fairway Finance
  12-01-03                  1.05%            $8,000,000(e)         $7,999,300
Jupiter Securitization
  01-06-04                  1.10             10,000,000(e)          9,988,083
Sigma Finance
  02-13-04                  1.11             10,000,000(e)          9,976,778

Total short-term securities
(Cost: $27,964,489)                                               $27,964,161

Total investments in securities
(Cost: $400,490,142)(f)                                          $439,280,175

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 13.8% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $400,490,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 49,265,000
     Unrealized depreciation                                      (10,475,000)
                                                                  -----------
     Net unrealized appreciation                                 $ 38,790,000
                                                                 ------------

--------------------------------------------------------------------------------
8   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $400,490,142)                                                                      $439,280,175
Capital shares receivable                                                                                   324,207
Dividends and accrued interest receivable                                                                   628,188
Receivable for investment securities sold                                                                 1,011,642
                                                                                                          ---------
Total assets                                                                                            441,244,212
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            14,025
Capital shares payable                                                                                      131,657
Payable for investment securities purchased                                                               1,312,692
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                   286
Payable upon return of securities loaned (Note 5)                                                         1,500,000
Accrued investment management services fee                                                                   17,522
Accrued distribution fee                                                                                     13,114
Accrued transfer agency fee                                                                                   6,242
Accrued administrative services fee                                                                           1,440
Other accrued expenses                                                                                       53,482
                                                                                                             ------
Total liabilities                                                                                         3,050,460
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $438,193,752
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    942,311
Additional paid-in capital                                                                              407,091,524
Undistributed net investment income                                                                         780,794
Accumulated net realized gain (loss) (Note 8)                                                            (9,409,067)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    38,788,190
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $438,193,752
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $264,998,283
                                                            Class B                                    $163,035,824
                                                            Class C                                    $ 10,100,360
                                                            Class Y                                    $     59,285
Net asset value per share of outstanding capital stock:     Class A shares            56,608,428       $       4.68
                                                            Class B shares            35,423,630       $       4.60
                                                            Class C shares             2,186,397       $       4.62
                                                            Class Y shares                12,616       $       4.70
                                                                                          ------       ------------
* Including securities on loan, at value (Note 5)                                                      $  1,434,500
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 3,401,452
Interest                                                                                                    121,141
Fee income from securities lending (Note 5)                                                                   3,038
   Less foreign taxes withheld                                                                              (22,439)
                                                                                                            -------
Total income                                                                                              3,503,192
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,426,543
Distribution fee
   Class A                                                                                                  291,359
   Class B                                                                                                  726,910
   Class C                                                                                                   43,969
Transfer agency fee                                                                                         491,326
Incremental transfer agency fee
   Class A                                                                                                   31,150
   Class B                                                                                                   34,455
   Class C                                                                                                    2,524
Service fee -- Class Y                                                                                           26
Administrative services fees and expenses                                                                   119,750
Compensation of board members                                                                                 4,525
Custodian fees                                                                                               24,301
Printing and postage                                                                                         38,397
Registration fees                                                                                            16,039
Audit fees                                                                                                    9,000
Other                                                                                                         1,808
                                                                                                              -----
Total expenses                                                                                            3,262,082
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (43,647)
                                                                                                            -------
                                                                                                          3,218,435
   Earnings credits on cash balances (Note 2)                                                                (1,093)
                                                                                                             ------
Total net expenses                                                                                        3,217,342
                                                                                                          ---------
Investment income (loss) -- net                                                                             285,850
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,491,939)
   Foreign currency transactions                                                                            (26,555)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (1,518,494)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    48,599,079
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    47,080,585
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $47,366,435
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund
                                                                                    Nov. 30, 2003      May 31, 2003
                                                                                  Six months ended      Year ended
                                                                                     (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $    285,850       $    557,961
Net realized gain (loss) on investments                                               (1,518,494)        (5,739,338)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 48,599,079         (8,192,627)
                                                                                      ----------         ----------
Net increase (decrease) in net assets resulting from operations                       47,366,435        (13,374,004)
                                                                                      ----------        -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                 --            (63,824)
      Class Y                                                                                 --                 (8)
                                                                                      ----------        -----------
Total distributions                                                                           --            (63,832)
                                                                                      ----------        -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            55,193,331         94,555,059
   Class B shares                                                                     26,062,256         64,363,942
   Class C shares                                                                      1,921,169          4,033,134
   Class Y shares                                                                         11,721             24,959
Reinvestment of distributions at net asset value
   Class A shares                                                                             --             62,776
   Class Y shares                                                                             --                  3
Payments for redemptions
   Class A shares                                                                    (20,416,335)       (41,565,080)
   Class B shares (Note 2)                                                           (15,448,991)       (29,225,875)
   Class C shares (Note 2)                                                              (628,466)        (1,235,864)
                                                                                        --------         ----------
Increase (decrease) in net assets from capital share transactions                     46,694,685         91,013,054
                                                                                      ----------         ----------
Total increase (decrease) in net assets                                               94,061,120         77,575,218
Net assets at beginning of period                                                    344,132,632        266,557,414
                                                                                     -----------        -----------
Net assets at end of period                                                         $438,193,752       $344,132,632
                                                                                    ============       ============
Undistributed net investment income                                                 $    780,794       $    494,944
                                                                                    ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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12   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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13   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $12,845 for the six months ended Nov. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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14   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $827,243 for Class A, $78,114 for Class B and $672 for Class C for the six months ended Nov. 30, 2003.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.36% for Class A, 2.12% for Class B, 2.13% for Class C and 1.18% for Class Y of the Fund's average daily net assets. Beginning June 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.38% for Class A, 2.14% for Class B, 2.14% for Class C and 1.20% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $1,093 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

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15   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $56,222,602 and $14,705,791, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           Six months ended Nov. 30, 2003
                                              Class A           Class B          Class C            Class Y
Sold                                       12,724,121         6,086,777          446,268             2,749
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (4,672,178)       (3,612,899)        (145,733)               --
                                           ----------        ----------         --------             -----
Net increase (decrease)                     8,051,943         2,473,878          300,535             2,749
                                            ---------         ---------          -------             -----

                                                                Year ended May 30, 2003
                                              Class A           Class B          Class C            Class Y
Sold                                       24,530,108        16,813,410        1,051,991             6,363
Issued for reinvested distributions            16,475                --               --                 1
Redeemed                                  (10,938,500)       (7,729,123)        (329,243)               --
                                          -----------        ----------         --------             -----
Net increase (decrease)                    13,608,083         9,084,287          722,748             6,364
                                           ----------         ---------          -------             -----

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2003, securities valued at $1,434,500 were on loan to brokers. For collateral, the Fund received $1,500,000 in cash. Income from securities lending amounted to $3,038 for the six months ended Nov. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

As of Nov. 30, 2003, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                   Currency to                 Currency to       Unrealized     Unrealized
Exchange date     be delivered                 be received      appreciation   depreciation
Dec. 3, 2003           131,964                     109,851           $--           $286
                   U.S. Dollar      European Monetary Unit

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16   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $6,931,853 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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17   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003      2002(b)
Net asset value, beginning of period                                       $4.15        $4.45      $4.77
Income from investment operations:
Net investment income (loss)                                                  --          .02         --
Net gains (losses) (both realized and unrealized)                            .53         (.32)      (.32)
Total from investment operations                                             .53         (.30)      (.32)
Net asset value, end of period                                             $4.68        $4.15      $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                     $265         $201       $156
Ratio of expenses to average daily net assets(c),(e)                       1.36%(d)     1.35%      1.33%(d)
Ratio of net investment income (loss) to average daily net assets           .45%(d)      .52%       .14%(d)
Portfolio turnover rate (excluding short-term securities)                     4%          41%        22%
Total return(i)                                                           12.77%(j)    (6.71%)    (6.67%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003      2002(b)
Net asset value, beginning of period                                       $4.09        $4.43      $4.77
Income from investment operations:
Net investment income (loss)                                                (.01)        (.01)      (.01)
Net gains (losses) (both realized and unrealized)                            .52         (.33)      (.33)
Total from investment operations                                             .51         (.34)      (.34)
Net asset value, end of period                                             $4.60        $4.09      $4.43

Ratios/supplemental data
Net assets, end of period (in millions)                                     $163         $135       $106
Ratio of expenses to average daily net assets(c),(f)                       2.12%(d)     2.11%      2.10%(d)
Ratio of net investment income (loss) to average daily net assets          (.31%)(d)    (.24%)     (.63%)(d)
Portfolio turnover rate (excluding short-term securities)                     4%          41%        22%
Total return(i)                                                           12.47%(j)    (7.67%)    (7.13%)(j)

See accompanying notes to financial highlights.

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18   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003         2002(b)
Net asset value, beginning of period                                       $4.11        $4.44         $4.77
Income from investment operations:
Net investment income (loss)                                                (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                            .52         (.32)         (.32)
Total from investment operations                                             .51         (.33)         (.33)
Net asset value, end of period                                             $4.62        $4.11         $4.44

Ratios/supplemental data
Net assets, end of period (in millions)                                      $10           $8            $5
Ratio of expenses to average daily net assets(c),(g)                       2.13%(d)     2.11%         2.11%(d)
Ratio of net investment income (loss) to average daily net assets          (.32%)(d)    (.24%)        (.64%)(d)
Portfolio turnover rate (excluding short-term securities)                     4%          41%           22%
Total return(i)                                                           12.41%(j)    (7.43%)       (6.92%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003         2002(b)
Net asset value, beginning of period                                       $4.16        $4.46         $4.77
Income from investment operations:
Net investment income (loss)                                                 .01          .02           .01
Net gains (losses) (both realized and unrealized)                            .53         (.32)         (.32)
Total from investment operations                                             .54         (.30)         (.31)
Net asset value, end of period                                             $4.70        $4.16         $4.46

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--           $--
Ratio of expenses to average daily net assets(c),(h)                       1.18%(d)     1.16%         1.11%(d)
Ratio of net investment income (loss) to average daily net assets           .65%(d)      .71%          .38%(d)
Portfolio turnover rate (excluding short-term securities)                     4%          41%           22%
Total return(i)                                                           12.98%(j)    (6.67%)       (6.45%)(j)

See accompanying notes to financial highlights.

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19   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.38% for the six months ended Nov. 30, 2003 and 1.45% and 1.55% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.15% for the six months ended Nov. 30, 2003 and 2.21% and 2.31% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16% for the six months ended Nov. 30, 2003 and 2.21% and 2.31% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.20% for the six months ended Nov. 30, 2003 and 1.27% and 1.37% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

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20   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds


AXP(R) Partners
  Growth
    Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Growth Fund seeks to provide shareholders with long-term growth of capital.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
with Portfolio Management                   4

Investments in Securities                   9

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               23

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2   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot

AS OF NOV. 30, 2003

PORTFOLIO MANAGERS

Goldman Sachs Asset Management

Portfolio manager        Herbert E. Ehlers*
Since                                  4/03
Years in industry                        35

Eagle Asset Management

Portfolio manager               Ashi Parikh
Since                                  4/03
Years in industry                        10

* This portion of the Fund is managed by a team led by Herbert Ehlers.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 4/24/03      B: 4/24/03      C: 4/24/03      Y: 4/24/03

Ticker symbols
A:--            B:--            C:--            Y:--

Total net assets               $9.8 million

Number of holdings                      103

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                 X     LARGE
                       MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology                         31.3%
Consumer discretionary             28.5%
Health care                        17.0%
Financials                         10.9%
Consumer staples                    5.4%
Industrials                         4.0%
Telecommunications                  2.3%
Energy                              0.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Intel (Electronics)                                5.0%
Pfizer (Health care products)                      4.5
Microsoft (Computer software & services)           4.4
Cisco Systems (Computer hardware)                  3.5
Viacom Cl B (Leisure time & entertainment)         3.0
Wal-Mart Stores (Retail-- general)                 2.9
Johnson & Johnson (Health care products)           2.7
General Electric (Multi-industry)                  2.6
First Data (Computer software & services)          2.4
Dell (Computer hardware)                           2.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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3   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

           WITH PORTFOLIO MANAGEMENT

Performance Summary

     AXP Partners Growth Fund's portfolio is managed by two independent firms, Eagle Asset Management and Goldman Sachs Asset Management. Each company invests approximately 50% of the Fund's assets in large-capitalization stocks believed to have the greatest growth potential over the long term. For the six-month period ended Nov. 30, 2003, the Fund's Class A shares provided a total return of 9.14%, excluding sales charge. For the same period, the Fund's benchmark, the Russell 1000(R) Growth Index, rose 12.43% while the Fund's peer group, as represented by the Lipper Large-Cap Growth Funds Index, gained 11.40%.

Q: What factors most influenced the performance of your portion of the Fund's portfolio for the six months ended Nov. 30, 2003?

     Eagle: Our portion of the Fund underperformed as a result of weak stock selection in the entertainment, media and health care sectors. Within entertainment and media, most of our weak results were due to positions in Viacom, Clear Channel Communications and Westwood One. Softer-than-expected growth in local advertising challenged the recovery in this group of stocks. However, we are seeing strength in national advertising and believe the economic recovery may

(bar chart)

                             PERFORMANCE COMPARISON
                  For the six-month period ended Nov. 30, 2003

15%
                                      (bar 2)
12%                                   +12.43%                   (bar 3)
                (bar 1)                                         +11.40%
 9%             +9.14%

 6%

 3%

 0%

(bar 1) AXP Partners Growth Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Growth Index(1) (unmanaged)
(bar 3)  Lipper Large-Cap Growth Funds Index(2)

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > We attempted to add stocks that could take advantage of a recovering economy while selling holdings that may not grow as rapidly in a recovery.(end callout quote)

       -- Eagle Asset Management

     lead to a stronger environment locally as well. We expect to stay invested in these companies because they have good, diversified business models.

     In the health care sector, our portion of the Fund suffered due to MedImmune and the large-cap pharmaceutical group, most notably Merck & Co. MedImmune

TOTAL RETURNS

                    Class A             Class B             Class C             Class Y

(Inception dates)  (4/24/03)           (4/24/03)           (4/24/03)           (4/24/03)

                 NAV(1)   POP(2)    NAV(1) After CDSC(3) NAV(1) After CDSC(4) NAV(5)  POP(5)

as of Nov. 30, 2003
6 months*         +9.14%   +2.87%     +8.79%  +3.79%      +8.79%  +7.79%      +9.33%  +9.33%
Since inception* +14.48%   +7.89%    +13.89%  +8.89%     +13.89% +12.89%     +14.68% +14.68%

as of Dec. 31, 2003
6 months*        +12.15%   +5.71%    +11.59%  +6.59%     +11.78% +10.78%     +12.36% +12.36%
Since inception* +18.51%  +11.69%    +17.71% +12.71%     +17.90% +16.90%     +18.74% +18.74%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------

5   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     was hurt by weaker-than-expected demand for FluMist, its new nasally administered flu vaccine. Merck's stock price was punished as it struggled to develop new drugs to increase company earnings. A few health care holdings proved advantageous, including Baxter International and St. Jude Medical.

     A number of companies in the technology sector, such as semiconductor companies Intel, Agilent Technologies and Lam Research, helped our portfolio's performance during the period. The semiconductor industry is in the middle of a favorable cycle, boosted by higher demand.

     Goldman Sachs: Our portion of the Fund was negatively affected by a higher-than-index weighting in the media sector along with several holdings in the producer goods and services sector. Media stocks were hurt by the slow rate of recovery for local advertising. In the producer goods and services sector, weaknesses in First Data and SABRE Holdings detracted from our relative performance.

     On the positive side, our lower-than-index weighting in the health care sector helped relative returns during the period. The pharmaceutical industry was weak due to continued concerns regarding the lack of new drugs in late stage pipelines, patent expirations and generic competition. Also, new federal drug benefit legislation for Medicare beneficiaries weighed on the industry before it was passed.

     Finally, our portion of the Fund benefited from the strong returns of several technology positions such as Intel, Cisco Systems and Texas Instruments. While technology spending has been weak over the past few years, these holdings benefited from expectations of an improvement in demand.

Q:   What changes did you make to your portfolio during the period?

     Eagle: We attempted to add stocks that could take advantage of a recovering economy while selling holdings that may not grow as rapidly in a recovery. We almost eliminated our portfolio's exposure to the consumer staples sector by selling Colgate-Palmolive and Anheuser-Busch. We shifted instead to consumer discretionary holdings with attractive valuations such as media companies Cox Communications and Lamar Advertising. In technology, we

--------------------------------------------------------------------------------

6   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our lower-than-index weighting in the health care sector helped relative returns during the period.(end callout quote)

       -- Goldman Sachs Asset Management

     added semiconductor companies Agilent Technologies, Lam Research and National Semiconductor and sold IBM. We decreased our positioning in the financial services sector, mainly by selling insurers like Hartford Financial Services and UnumProvident. Finally, in health care we trimmed exposure to the large-cap pharmaceutical group and added exposure to large-cap biotechnology stocks.

     Goldman Sachs: During the period, we added Caremark Rx, a leading provider of pharmacy benefit management services, to our portfolio. In addition to other positive attributes, Caremark recently announced it would acquire AdvancePCS, which will increase its customer base and offer greater leverage in dealing with drug companies, insurance companies and corporations. We also added eBay to the portfolio as we anticipated an increasing demand for e-commerce. While Internet advertising has been in a downturn over the past few years, e-commerce activity has risen. eBay offers a unique business model with items sold through an auction format, as opposed to other online retailers that sell items with set prices.

     We eliminated Bristol-Myers Squibb, New York Times Co. and Schering-Plough during the six months. While Bristol-Myers still has important products in some large categories, they will not offset the effect of patent expiration on several key drugs. We believe it will be a challenge for Bristol-Myers to grow earnings at a rate near that of its peers over the next few years. We decided to sell our position in New York Times Co. as its fundamentals were weakening. Its heavy exposure to the Northeast market and economy puts it at risk if this region were to lag the rest of the country during an economic recovery. Finally, Schering-Plough's outlook also deteriorated. It has lost a large portion of Claritin sales due to its new over-the-counter status and will soon be facing generic competition against its major Hepatitis C drug.

--------------------------------------------------------------------------------

7   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

Q:   How are you positioning your portion of the Fund for the coming months?

     Eagle: The outlook for the U.S. economy continues to improve. Stimulus in the form of tax cuts, government spending, low interest rates and easing credit should boost corporate growth into the first half of 2004. The weakened dollar, while probably not a positive long term, could help in the short term. Since the multinational companies we own obtain a significant amount of their revenues from overseas, an orderly decline in the dollar's valuation may provide a short-term currency translation boost. On the consumer side, spending remains steady as the employment picture stabilizes. The business sector could also further bolster the economy if capital spending continues to increase. We will keep positioning our portion of the Fund with a focus toward benefiting from U.S. economic growth.

     Goldman Sachs: While we are enthused by the equity market's strong results this year, we stress to our clients that we continue to focus on the fundamental characteristics that enable our businesses to produce attractive long-term growth. While the overall market showed broad strength in 2003, much of this year's rally was led by lower quality, smaller cap, higher beta companies whose stock prices soared on speculative investing. We strategically avoided these businesses, as they typically do not meet our criteria for a high-quality growth investment. We seek to invest in high-quality growth companies with free cash flow, dominant market share, pricing power, high returns on invested capital, enduring competitive advantage and excellent management. While many of these companies lagged a bit in 2003, the market will eventually need to reward these companies for the economic value they are creating. The backdrop for U.S. equity investing remains favorable as we head into 2004. Tax cuts, lower interest rates, increased government spending and shrinking business inventories are expected to continue to stimulate demand. If consumer spending holds up and business investment shows further improvement, the economy should grow at a solid pace. As a result, many analysts predict additional gains for stock prices. Conversely, some investors are concerned that the market is fully valued and expectations are too high. This combination could make stock prices overly sensitive to negative news flow. Due to the unpredictable nature of the market, we prefer to concentrate our efforts on what we do know: that businesses with strong business franchises, favorable long-term prospects and excellent management have the potential to generate attractive returns over the long term.

--------------------------------------------------------------------------------

8   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Growth Fund

 Nov. 30, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

 Common stocks (97.2%)

Issuer                           Shares     Value(a)

Aerospace & defense (0.8%)
Lockheed Martin                     950      $43,643
United Technologies                 450       38,565
Total                                         82,208

Banks and savings & loans (0.6%)
Bank of America                     450       33,944
Golden West Financial               280       28,252
Total                                         62,196

Beverages & tobacco (2.2%)
Coca-Cola                         1,110       51,615
PepsiCo                           3,430      165,052
Total                                        216,667

Broker dealers (2.5%)
Bear Stearns Companies              150       10,869
Lehman Brothers Holdings            800       57,768
Merrill Lynch & Co                  500       28,375
Morgan Stanley                      450       24,876
Schwab (Charles)                 10,410      120,756
Total                                        242,644

Cable (1.7%)
Comcast Special Cl A              1,050(b)    31,658
Cox Communications Cl A           1,110(b)    37,629
EchoStar Communications Cl A      2,960(b)   102,060
Total                                        171,347

Computer hardware (6.7%)
Cisco Systems                    14,660(b)   332,196
Dell                              6,560(b)   226,320
EMC                               7,600(b)   104,424
Total                                        662,940

Computer software & services (9.2%)
DigitalNet Holdings                 300(b)     6,027
First Data                        5,980      226,343
Intuit                            1,040(b)    52,291
Microsoft                        16,360      420,452
Oracle                            5,500(b)    66,055
SABRE Holdings Cl A               2,170       45,245
State Street                        500       25,480
VERITAS Software                  1,800(b)    68,438
Total                                        910,331

Electronics (14.5%)
Agilent Technologies              4,400(b)   124,432
Applied Materials                 2,450(b)    59,535
ASML Holding                      2,050(b,c)  38,581
Celestica                           700(b,c)  10,696
Fairchild Semiconductor
Intl Cl A                         3,950(b)   102,700
Flextronics Intl                  2,400(b,c)  38,472
Intel                            14,220      475,374
Intl Rectifier                      400(b)    21,848
Lam Research                      3,300(b)   105,600
LSI Logic                         8,900(b)    83,393
Micrel                            1,950(b)    33,345
Natl Semiconductor                1,950(b)    87,204
Novellus Systems                    450(b)    19,692
Taiwan Semiconductor
  Mfg ADR                         7,628(c)    82,916
Texas Instruments                 4,800      142,848
Total                                      1,426,636

Energy (0.3%)
Burlington Resources                500       25,100

Energy equipment & services (0.2%)
Schlumberger                        450       21,114

Finance companies (1.4%)
Citigroup                         2,950      138,768

Financial services (5.3%)
Countrywide Financial               600       63,360
Fannie Mae                        2,730      191,100
Freddie Mac                       2,930      159,451
MBNA                              2,690       65,959
Moody's                             780       44,678
Total                                        524,548

Food (0.9%)
Wrigley (Wm) Jr                   1,590       87,641

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

9   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Issuer                           Shares     Value(a)

Health care products (16.0%)
Abbott Laboratories               1,250      $55,250
Amgen                             1,820(b)   104,668
Biogen Idec                       1,600       61,088
Genzyme                             800(b)    37,392
Gilead Sciences                     550(b)    32,274
Johnson & Johnson                 5,250      258,772
Lilly (Eli)                       2,410      165,230
MedImmune                         5,250(b)   124,950
Medtronic                           700       31,640
Merck & Co                        1,000       40,600
Pfizer                           12,960      434,807
St. Jude Medical                    350(b)    22,169
Wyeth                             5,300      208,820
Total                                      1,577,660

Health care services (0.5%)
Caremark Rx                       1,720(b)    45,924

Household products (2.2%)
Avon Products                       400       27,400
Colgate-Palmolive                 1,110       58,275
Energizer Holdings                  600(b)    22,734
Procter & Gamble                  1,120      107,789
Total                                        216,198

Insurance (0.5%)
Ambac Financial Group               650       44,688

Leisure time & entertainment (3.5%)
Carnival                          1,100       38,709
Metro-Goldwyn-Mayer               1,027(b)    16,946
Viacom Cl B                       7,340      288,608
Total                                        344,263

Lodging & gaming (1.9%)
Harrah's Entertainment            2,830      135,472
Marriott Intl Cl A                1,020       46,747
Total                                        182,219

Media (14.7%)
Cendant                          10,210(b)   226,253
Citadel Broadcasting                500(b)     9,550
Clear Channel Communications      5,050      211,140
Cox Radio Cl A                    2,000(b)    44,300
Disney (Walt)                     4,400      101,596
eBay                              1,170(b)    65,345
Entercom Communications             450(b)    20,790
Gannett                             370       32,042
Lamar Advertising                 2,730(b)    96,096
Liberty Media Cl A                8,820(b)    97,461
McGraw-Hill Companies             1,440       98,640
Time Warner                      11,230(b)   182,824
Univision Communications
  Cl A                            4,990(b)   180,039
Valassis Communications           1,180(b)    32,096
Westwood One                      1,550(b)    47,058
Total                                      1,445,230

Multi-industry (3.1%)
3M                                  350       27,664
Accenture Cl A                    1,250(b,c)  31,125
General Electric                  8,580      245,989
Total                                        304,778

Real estate investment trust (0.3%)
Starwood Hotels &
Resorts Worldwide                   830       28,610

Restaurants (--%)
Buffalo Wild Wings                  100(b)     2,239

Retail -- general (5.9%)
Dollar Tree Stores                  650(b)    20,638
Family Dollar Stores              2,060       79,475
Home Depot                        2,350       86,386
Kohl's                              900(b)    43,488
Lowe's Companies                    720       41,976
Target                            1,000       38,720
Wal-Mart Stores                   4,920      273,748
Total                                        584,431

Telecom equipment & services (2.3%)
Crown Castle Intl                 3,310(b)    41,077
JDS Uniphase                     11,950(b)    41,108
QUALCOMM                          3,150      140,333
Total                                        222,518

Total common stocks
(Cost: $8,960,019)                        $9,570,898

Total investments in securities
(Cost: $8,960,019(d)                      $9,570,898

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------

10   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 2.0% of net assets.

(d) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $8,960,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                          $ 784,000
     Unrealized depreciation                                           (173,000)
                                                                       --------
     Net  unrealized appreciation                                     $ 611,000
                                                                      ---------

--------------------------------------------------------------------------------

11   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Financial Statements
Statement of assets and liabilities
AXP Partners Growth Fund

Nov. 30, 2003 (Unaudited)
 Assets
Investments in securities, at value (Note 1)
   (identified cost $8,960,019)                                     $ 9,570,898
Cash in bank on demand deposit                                          518,729
Capital shares receivable                                                58,800
Dividends and accrued interest receivable                                 7,460
Receivable for investment securities sold                                28,163
                                                                         ------
Total assets                                                         10,184,050
                                                                     ----------
 Liabilities
Payable for investment securities purchased                             292,575
Accrued investment management services fee                                  419
Accrued distribution fee                                                    217
Accrued transfer agency fee                                                  60
Accrued administrative services fee                                          32
Other accrued expenses                                                   41,965
                                                                         ------
Total liabilities                                                       335,268
                                                                        -------
Net assets applicable to outstanding capital stock                  $ 9,848,782
                                                                    ===========
 Represented by
Capital stock -- $.01 par value (Note 1)                            $    16,860
Additional paid-in capital                                            8,963,268
Net operating loss                                                      (10,491)
Accumulated net realized gain (loss)                                    268,266
Unrealized appreciation (depreciation) on investments                   610,879
                                                                        -------
Total -- representing net assets applicable to
outstanding capital stock                                           $ 9,848,782
                                                                    ===========
Net assets applicable to
outstanding shares:                       Class A                   $ 7,788,936
                                          Class B                   $ 1,942,056
                                          Class C                   $    93,807
                                          Class Y                   $    23,983
Net asset value per share of
outstanding capital stock:                Class A shares 1,331,927  $      5.85
                                          Class B shares   333,874  $      5.82
                                          Class C shares    16,110  $      5.82
                                          Class Y shares     4,095  $      5.86
                                                             -----  -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

12   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Growth Fund

Six months ended Nov. 30, 2003 (Unaudited)
 Investment income
Income:
Dividends                                                              $ 33,376
Interest                                                                    664
   Less foreign taxes withheld                                              (42)
                                                                            ---
Total income                                                             33,998
                                                                         ------
Expenses (Note 2):
Investment management services fee                                       26,089
Distribution fee
   Class A                                                                7,282
   Class B                                                                4,462
   Class C                                                                  283
Transfer agency fee                                                       2,685
Incremental transfer agency fee
   Class A                                                                  193
   Class B                                                                  148
   Class C                                                                   13
Service fee -- Class Y                                                       11
Administrative services fees and expenses                                 2,039
Custodian fees                                                           42,400
Printing and postage                                                      8,470
Registration fees                                                        21,164
Audit fees                                                                8,500
Other                                                                     7,130
                                                                          -----
Total expenses                                                          130,869
   Expenses waived/reimbursed by AEFC (Note 2)                          (84,872)
                                                                        -------
                                                                         45,997
   Earnings credits on cash balances (Note 2)                                (3)
                                                                             --
Total net expenses                                                       45,994
                                                                         ------
Investment income (loss) -- net                                         (11,996)
                                                                        -------
 Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)              241,915
Net change in unrealized appreciation (depreciation) on investments     338,804
                                                                        -------
Net gain (loss) on investments                                          580,719
                                                                        -------
Net increase (decrease) in net assets resulting from operations        $568,723
                                                                       ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

13   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Growth Fund

                                            Nov. 30, 2003    For the period from
                                           Six months ended   April 24, 2003* to
                                             (Unaudited)         May 31, 2003

Operations
Investment income (loss) -- net              $  (11,996)       $      631
Net realized gain (loss) on investments         241,915            26,551
Net change in unrealized appreciation
  (depreciation) on investments                 338,804           179,853
                                                -------           -------
Net increase (decrease) in net assets
  resulting from operations                     568,723           207,035
                                                -------           -------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                    2,852,427           264,675
   Class B shares                             1,725,220           168,105
   Class C shares                                75,932             3,057
   Class Y shares                                 3,023             8,000
Payments for redemptions
   Class A shares                               (79,687)           (3,426)
   Class B shares (Note 2)                      (36,062)               --
                                                -------            ------
Increase (decrease) in net assets from
  capital share transactions                  4,540,853           440,411
                                              ---------           -------
Total increase (decrease) in net assets       5,109,576           647,446
Net assets at beginning of period (Note 1)    4,739,206         4,091,760**
                                              ---------         ---------
Net assets at end of period                  $9,848,782        $4,739,206
                                             ==========        ==========
Undistributed net investment income (loss)   $  (10,491)       $    1,505
                                             ----------        ----------

*    When shares became publicly available.

** Initial capital of $4,000,000 was contributed on April 17, 2003. The Fund had a increase in net assets resulting from operations of $91,760 during the period from April 17, 2003 to April 24, 2003 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

14   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements
AXP Partners Growth Fund
(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in publicly traded U.S. securities. On April 17, 2003, American Express Financial Corporation
(AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on April 24, 2003. As of Nov. 30, 2003, AEFC owned approximately 48% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

15   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

16   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

 Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

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17   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.68% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment was made on Nov. 1, 2003 and covered the six-month period beginning May 1, 2003. The adjustment decreased the fee by $418 for the six months ended Nov. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Goldman Sachs Asset Management, L.P. and Eagle Asset Management, Inc. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

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18   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $25,300 for Class A and $3 for Class B for the six months ended Nov. 30, 2003.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.26% for Class A, 2.03% for Class B, 2.04% for Class C and 1.11% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.17% for Class B, 2.18% for Class C and 1.22% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the funds custodian and transfer agency fees were reduced by $3 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,134,167 and $2,736,226, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                            Six months ended Nov. 30, 2003

                                       Class A   Class B    Class C     Class Y

Sold                                   501,626   305,770     13,532        539
Issued for reinvested distributions         --        --         --         --
Redeemed                               (13,940)   (6,419)        --         --
                                       -------   -------     ------        ---
Net increase (decrease)                487,686   299,351     13,532        539
                                       -------   -------     ------        ---

                                            April 24, 2003* to May 31, 2003
                                       Class A   Class B    Class C     Class Y
Sold                                    50,889    32,523        578      1,556
Issued for reinvested distributions         --        --         --         --
Redeemed                                  (648)       --         --         --
                                        ------    ------        ---      -----
Net increase (decrease)                 50,241    32,523        578      1,556
                                        ------    ------        ---      -----

*    When shares became publicly available.

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19   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
 Per share income and capital changes(a)
Fiscal period ended May 31,                         2003(k)           2003(b)
Net asset value, beginning of period                  $5.36             $5.11
Income from investment operations:
Net investment income (loss)                           (.01)               --
Net gains (losses) (both realized and unrealized)       .50               .25
Total from investment operations                        .49               .25
Net asset value, end of period                        $5.85             $5.36
 Ratios/supplemental data
Net assets, end of period (in millions)                  $8                $5
Ratio of expenses to average daily
net assets(c),(e)                                     1.26%(d)          1.20%(d)
Ratio of net investment income (loss)
to average daily net assets                           (.27%)(d)          .16%(d)
Portfolio turnover rate (excluding
short-term securities)                                  41%               10%
Total return(i)                                       9.14%(j)          4.89%(j)

See accompanying notes to financial highlights.

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20   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class B
 Per share income and capital changes(a)
Fiscal period ended May 31,                         2003(k)          2003(b)
Net asset value, beginning of period                  $5.35            $5.11
Income from investment operations:
Net investment income (loss)                           (.02)            (.01)
Net gains (losses) (both realized and unrealized)       .49              .25
Total from investment operations                        .47              .24
Net asset value, end of period                        $5.82            $5.35
Ratios/supplemental data
Net assets, end of period (in millions)                  $2              $--
Ratio of expenses to average daily net assets(c),(f)  2.03%(d)         1.89%(d)
Ratio of net investment income (loss) to
average daily net assets                              (.88%)(d)        (.78%)(d)
Portfolio turnover rate (excluding
short-term securities)                                  41%              10%
Total return(i)                                       8.79%(j)         4.70%(j)

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                         2003(k)          2003(b)
Net asset value, beginning of period                  $5.35            $5.11
Income from investment operations:
Net investment income (loss)                           (.02)            (.01)
Net gains (losses) (both realized and unrealized)       .49              .25
Total from investment operations                        .47              .24
Net asset value, end of period                        $5.82            $5.35
Ratios/supplemental data
Net assets, end of period (in millions)                 $--              $--
Ratio of expenses to average daily net assets(c),(g)  2.04%(d)         1.86%(d)
Ratio of net investment income (loss) to average
daily net assets                                     (1.00%)(d)        (.53%)(d)
Portfolio turnover rate (excluding short-term
securities)                                             41%              10%
Total return(i)                                       8.79%(j)         4.70%(j)

See accompanying notes to financial highlights.

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21   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Class Y
 Per share income and capital changes(a)
Fiscal period ended May 31,                         2003(k)           2003(b)
Net asset value, beginning of period                  $5.36             $5.11
Income from investment operations:
Net gains (losses) (both realized and unrealized)       .50               .25
Net asset value, end of period                        $5.86             $5.36
Ratios/supplemental data
Net assets, end of period (in millions)                 $--               $--
Ratio of expenses to average daily
net assets(c),(h)                                     1.11%(d)          1.07%(d)
Ratio of net investment income (loss) to
average daily net assets                              (.12%)(d)          .31%(d)
Portfolio turnover rate (excluding
short-term securities)                                  41%               10%
Total return(i)                                       9.33%(j)          4.89%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to May 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 3.82% for the six months ended Nov. 30, 2003 and 23.71% for the period ended May 31, 2003.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 4.59% for the six months ended Nov. 30, 2003 and 24.48% for the period ended May 31, 2003.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 4.60% for the six months ended Nov. 30, 2003 and 24.49% for the period ended May 31, 2003.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 3.64% for the six months ended Nov. 30, 2003 and 23.53% for the period ended May 31, 2003.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

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22   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

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23   --   AXP PARTNERS GROWTH FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
         Select Value
                  Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       13

Notes to Financial Statements              16

Proxy Voting                               23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager                                 Mario J. Gabelli, CFA
Since                                                              3/02
Years in industry                                                    36

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols
A: AXVAX        B: AXVBX        C: ACSVX        Y: --

Total net assets                                         $392.1 million

Number of holdings                                                  245

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                    LARGE
  X                    MEDIUM SIZE
  X                    SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Consumer discretionary 31.3%
Consumer staples 13.7%
Industrials 12.2%
Telecommunications 8.3%
Utilities 8.2%
Short-term securities 7.2%
Health care 6.0%
Financials 4.3%
Energy 3.3%
Materials 3.0%
Technology 2.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Liberty Media Cl A (Media)                                           2.0%
Cablevision Systems NY Group Cl A (Cable)                            1.9
Tribune (Media)                                                      1.8
Time Warner (Media)                                                  1.8
Dana (Automotive & related)                                          1.7
Honeywell Intl (Aerospace & defense)                                 1.4
Archer-Daniels-Midland (Food)                                        1.3
Cooper Inds Cl A (Multi-industry)                                    1.3
Telephone & Data Systems (Utilities -- telephone)                    1.2
New York Times Cl A (Media)                                          1.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP(R) Partners Select Value Fund is managed by Gabelli Asset Management Company, an independent money management firm in Rye, N.Y. For the six months ended Nov. 30, 2003, the Fund rose 11.94% (Class A shares excluding sales charge). This was less than both the Russell 3000 Value Index, which advanced 12.00% for the period, and the Fund's peer group, the Lipper Multi-Cap Value Funds Index, which rose 12.18% over the same time frame. Below, Gabelli discusses the Fund's results and positioning during the first half of the current fiscal year.

Q:   What factors affected Fund performance between May 31 and Nov. 30?

     Gabelli: In general, the Fund's investments in media and consumer discretionary stocks disappointed. However, we were encouraged that General Electric's purchase of Vivendi's entertainment assets reaffirmed the value of the Fund's extensive entertainment software holdings. While several of the Fund's largest portfolio holdings (Liberty Media, Cablevision, Tribune and Time Warner) did not register meaningful gains in the period, we are optimistic about the future potential of these companies.

     We also did not have a meaningful position in technology stocks, which were stellar performers for the fiscal period due to a recovery in corporate tech spending

(bar chart)
                         PERFORMANCE COMPARISON
              For the six-month period ended Nov. 30, 2003
15%
        (bar 1)             (bar 2)               (bar 3)
12%     +11.94%             +12.00%               +12.18%

 9%

 6%

 3%

 0%

(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Multi-Cap Value Funds Index(2)

(1) Russell 3000(R) Value Index, an unmanaged index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> A factor benefiting results was a revival in corporate merger and acquisition activity here and abroad.(end callout quote)

       -- Gabelli Asset  Management Company

     and improved cash flows. Relative to its benchmark and peers, the Fund had a lower-than-index position in technology, and this positioning hurt the Fund's relative results. The Fund's industrial sector investments performed well during the period as investors rotated into more economically sensitive industry groups.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A               Class B                     Class C                  Class Y
(Inception dates)          (3/8/02)              (3/8/02)                    (3/8/02)                 (3/8/02)
                       NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)   After CDSC(4)    NAV(5)     POP(5)
as of Nov. 30, 2003
6 months*             +11.94%     +5.50%    +11.44%       +6.44%       +11.44%    +10.44%        +12.11%    +12.11%
1 year                +18.57%    +11.75%    +17.53%      +13.53%       +17.53%    +17.53%        +19.02%    +19.02%
Since inception        +6.57%     +2.98%     +5.77%       +3.54%        +5.77%     +5.77%         +6.80%     +6.80%

as of Dec. 31, 2003
6 months*             +16.16%     +9.49%    +15.87%      +10.87%       +15.87%    +14.87%        +16.35%    +16.35%
1 year                +29.62%    +22.18%    +28.88%      +24.88%       +28.88%    +28.88%        +30.09%    +30.09%
Since inception        +9.49%     +5.97%     +8.71%       +6.64%        +8.71%     +8.71%         +9.72%     +9.72%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Overall, positive economic news drove stocks higher this past summer and autumn. Equity markets rose on expectations of the economic recovery, and of gains in corporate profitability. It now appears Federal Reserve Chairman Alan Greenspan was correct in his conviction that uncertainty over Iraq was the primary obstacle to a more vigorous economic recovery. This past summer's tax legislation helped jump start the economy. Workers had less federal income tax withheld from paychecks and business has received accelerated depreciation for equipment, which has revived capital spending. Investors got a lower capital gains tax rate and a big cut in the tax rate on stock dividends.

     Another factor benefiting results was a revival in corporate merger and acquisition activity. We were rewarded for our patience with Dana Corp., which received a hostile bid from ArvinMeritor, and SPS Technologies, which was acquired at a premium by Precision Castparts. These deals have had a ripple effect, surfacing values in other stocks we own in the auto parts and aerospace component industries. Auto parts maker Modine, railcar leasing company GATX and heavy truck builder Navistar were among our best performers for the period.

Q:   What changes did you make to the portfolio?

     Gabelli: One long-term investment theme we are attempting to capitalize on is greater consumer spending in the U.S. on bone and dental care. During the period, we purchased shares of Interpore Cross International, a manufacturer of spine implant products. We also purchased Henry Schein, one of the two largest distributors of dental products and services. Our demographic research shows that in the years ahead America's aging population is likely to spend more money per tooth on dental services, and more money on orthopedic devices to fix damaged joints and repair bone defects and diseases. By 2030, the number of Americans over age 65 is expected to double from 35 million people currently to 70 million people. That's approximately 2 billion teeth and 14 billion bones that will need care over the next two and a half decades.

     During the period we also retooled the Fund's media stock positioning. We added additional shares in Time Warner, Fox, New York Times Co., Pulitzer and Tribune and sold positions in Comcast and MGM. Our expectation is that retail and political newspaper advertising will pick up in the year ahead, benefiting from

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     a general election in the U.S. and the 2004 Summer Olympics in Athens. We also believe job-related advertising will rebound. From late 2000 until late 2002, with the economy weak and unemployment rising, help-wanted advertising revenues fell 50% from the 2000 peak of $8.7 billion. We believe corporate America is ready to start hiring again, and that classified advertising will trend higher in the year ahead. This may provide substantial earnings leverage for newspaper companies.

     This past summer and autumn, we also sold some of the Fund's holdings in financial services, including CIT Group and Merrill Lynch. We had a lower-than-index positioning in this sector during the period.

Q:   How are you managing the portfolio for the months ahead?

     Gabelli: We do not expect to make substantial changes to the portfolio going forward. We remain optimistic about the prospects for the U.S. economy, and for the industries we have invested in.

     Our judgment is that stocks that pay dividends are well positioned for 2004. We expect to see more and more companies institute or increase dividends in the coming year. We also expect to see more merger and acquisition activity, as companies in a wide range of industries seek growth via acquisition strategies. In our view this trend has the potential to provide a performance tailwind for our portfolio of undervalued companies.

     In conclusion, we believe the economic recovery is sustainable and stocks can continue to make progress. There will likely be some bumps in the road and we suspect the market's momentum will slow in the year ahead. However, we anticipate a market environment in which value-oriented stock pickers can do well. For the Fund, we will continue to focus on cash-generating franchises that are selling at a steep discount to intrinsic value.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Select Value Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)
Issuer                                          Shares            Value(a)

Aerospace & defense (3.8%)
Curtiss-Wright Cl B                              42,000          $3,423,000
Empresa Brasileira de
  Aeronautica ADR                                33,000(c)          970,860
Fairchild Cl A                                   50,000(b)          255,000
Honeywell Intl                                  195,000           5,789,550
Northrop Grumman                                 20,000           1,852,600
Sequa Cl A                                       10,800(b)          515,700
Sequa Cl B                                       16,000(b)          783,200
Titan                                            70,000(b)        1,494,500
Total                                                            15,084,410

Automotive & related (6.3%)
AutoNation                                      160,000(b)        2,812,800
BorgWarner                                       24,000           1,896,000
DaimlerChrysler                                  20,000(c)          760,800
Dana                                            410,000           6,629,700
GenCorp                                         135,000           1,351,350
General Motors                                    8,000             342,240
Genuine Parts                                   140,000           4,407,200
Midas                                            30,000(b)          454,500
Modine Mfg                                      100,300           2,558,653
Navistar Intl                                    30,000(b)        1,293,000
Raytech                                           3,100(b)           11,470
SPS Technologies                                 42,000(b)        2,056,320
Total                                                            24,574,033

Banks and savings & loans (1.6%)
Deutsche Bank                                    20,000(c,d)      1,396,000
FleetBoston Financial                            35,000           1,421,000
Northern Trust                                   12,000             538,200
PNC Financial Services Group                     25,000           1,359,000
Wilmington Trust                                 47,000           1,654,400
Total                                                             6,368,600

Beverages & tobacco (4.3%)
Allied Domecq ADR                                90,000(c,d)      2,593,800
Anheuser-Busch                                   15,000             777,300
Brown-Forman Cl A                                21,500           2,030,675
Coca-Cola                                        50,000           2,325,000
Coors (Adolph) Cl B                              15,500             854,205
Diageo ADR                                       54,000(c)        2,730,240
Fomento Economico  Mexicano ADR                  45,000(c)        1,547,100
Fortune Brands                                   15,000           1,024,800
PepsiAmericas                                   105,000           1,647,450
PepsiCo                                          20,000             962,400
Robert Mondavi Cl A                              10,000(b)          350,000
Total                                                            16,842,970

Broker dealers (0.4%)
BKF Capital Group                                 5,000(b)          116,250
Merrill Lynch & Co                               20,000           1,135,000
Schwab (Charles)                                 12,000             139,200
Total                                                             1,390,450

Building materials & construction (0.2%)
Tredegar                                         10,000             154,000
Watts Water Technologies Cl A                    32,000             656,000
Total                                                               810,000

Cable (2.0%)
Cablevision Systems NY
  Group Cl A                                    371,000(b,d)      7,687,120

Cellular telecommunications (1.5%)
AT&T Wireless Services                          175,000(b)        1,312,500
mmO2 ADR                                         24,500(b,c)        314,090
Nextel Communications Cl A                       10,000(b)          253,300
U.S. Cellular                                   101,000(b)        3,494,600
Western Wireless Cl A                            25,000(b)          466,750
Total                                                             5,841,240

Chemicals (1.5%)
Albemarle                                        20,000             566,000
Cytec Inds                                        8,000(b)          290,000
Ferro                                            40,000             908,000
Great Lakes Chemical                             25,000             567,750
Hercules                                        152,000(b)        1,526,080
MacDermid                                        21,000             688,800
Roto-Rooter                                      35,000           1,288,350
Total                                                             5,834,980

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares            Value(a)

Computer software & services (0.8%)
Electronic Data Systems                          40,000            $864,800
PeopleSoft                                      100,000(b)        2,115,000
Total                                                             2,979,800

Electronics (1.8%)
CTS                                             125,200           1,534,952
Cypress Semiconductor                            30,000(b)          671,400
MagneTek                                         10,000(b)           64,500
Mykrolis                                         10,000(b)          158,400
Texas Instruments                               120,000           3,571,200
Thomas & Betts                                   48,000             998,400
Total                                                             6,998,852

Energy (3.3%)
BP ADR                                           18,000(c)          768,420
Burlington Resources                             20,000           1,004,000
ConocoPhillips                                   40,000           2,269,600
Devon Energy                                     30,000           1,480,800
Exxon Mobil                                      85,000           3,074,450
Kerr-McGee                                       29,000           1,217,710
NUI                                              20,000             312,600
Royal Dutch Petroleum ADR                        65,000(c)        2,918,500
Total                                                            13,046,080

Energy equipment & services (0.1%)
Transocean                                       12,000(b)          232,560

Environmental services (1.5%)
Allied Waste Inds                                60,000(b)          747,000
Republic Services                               125,000           3,181,250
Waste Management                                 60,000           1,764,600
Total                                                             5,692,850

Food (7.1%)
Archer-Daniels-Midland                          362,800           5,184,412
Cadbury Schweppes ADR                            45,000(c)        1,173,150
Campbell Soup                                   100,000           2,561,000
Corn Products Intl                               57,000           1,975,620
Del Monte Foods                                 200,355(b)        1,917,397
Flowers Foods                                    70,000           1,827,000
General Mills                                    55,000           2,475,550
Heinz (HJ)                                       75,000           2,707,500
Hershey Foods                                    26,000           2,020,200
Intl Multifoods                                  50,000(b)          891,500
Sensient Technologies                           130,000           2,450,500
Tootsie Roll Inds                                14,400             506,160
Wrigley (Wm) Jr                                  38,000           2,094,560
Total                                                            27,784,549

Furniture & appliances (0.4%)
Fedders                                          22,000             138,380
Maytag                                           10,000             264,400
Thomas Inds                                      35,000           1,103,200
Total                                                             1,505,980

Health care products (4.8%)
Abbott Laboratories                              13,000             574,600
Bio-Rad Laboratories Cl A                         7,000(b)          358,750
Bristol-Myers Squibb                             75,000           1,976,250
DENTSPLY Intl                                    15,000             675,450
INAMED                                           17,000(b)        1,332,120
Interpore Intl                                   30,000(b)          365,400
IVAX                                             20,000(b)          429,000
Lilly (Eli)                                      50,000           3,428,000
Medco Health Solutions                           14,000(b)          510,020
Merck & Co                                       32,000           1,299,200
Orthofix Intl                                    22,000(b,c)        936,100
Pfizer                                          125,000           4,193,750
Sybron Dental Specialists                        65,000(b)        1,872,650
Wyeth                                            20,000             788,000
Young Innovations                                 6,000             218,700
Total                                                            18,957,990

Health care services (1.3%)
Matthews Intl Cl A                               23,000             654,810
Orthodontic Centers of America                   23,000(b)          163,070
Owens & Minor                                    10,000             212,100
Patterson Dental                                 25,000(b)        1,702,500
Schein (Henry)                                   38,000(b)        2,557,020
Total                                                             5,289,500

Household products (2.3%)
Church & Dwight                                  60,000           2,430,600
Energizer Holdings                               65,000(b)        2,462,850
Gillette                                          5,000             168,650
Procter & Gamble                                 36,000           3,464,640
Rayovac                                          13,000(b)          233,870
Weider Nutrition Intl                            89,300(b)          425,068
Total                                                             9,185,678

Industrial transportation (0.1%)
GATX                                             14,000             340,200

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares            Value(a)

Insurance (2.2%)
Alleghany                                         9,050          $1,864,300
American Intl Group                              22,000           1,274,900
Argonaut Group                                   15,000             240,000
John Hancock Financial Services                  50,000           1,837,500
MONY Group                                       30,000(d)          945,600
Phoenix Companies                                50,000             562,500
Unitrin                                          55,000           2,080,650
Total                                                             8,805,450

Leisure time & entertainment (2.5%)
Canterbury Park Holding                          50,000             804,500
Churchill Downs                                  14,000             514,066
Dover Motorsports                                50,000             209,000
Gemstar-TV Guide Intl                           400,000(b)        1,800,000
Magna Entertainment Cl A                         50,000(b,c)        235,000
Metro-Goldwyn-Mayer                             100,000(b)        1,650,000
Six Flags                                       100,000(b)          675,000
Viacom Cl A                                      70,000           2,755,900
Viacom Cl B                                      30,000           1,179,600
Total                                                             9,823,066

Lodging & gaming (1.5%)
Aztar                                            30,000(b)          667,500
Boca Resorts Cl A                                20,400(b)          291,312
Dover Downs Gaming
  & Entertainment                                65,000             591,500
Gaylord Entertainment                            55,000(b)        1,654,950
Hilton Group                                    400,000(c)        1,454,993
Hilton Hotels                                    40,000             654,400
MGM Mirage                                       10,000(b)          374,800
Total                                                             5,689,455

Machinery (1.9%)
Clarcor                                          25,000           1,094,750
Deere & Co                                       48,000           2,939,040
Flowserve                                        35,000(b)          744,800
Oshkosh Truck                                    38,000           1,782,200
SL Inds                                           8,000(b)           64,400
Thermo Electron                                  30,000(b)          717,000
Total                                                             7,342,190

Media (18.0%)
Beasley Broadcast Group Cl A                     80,000(b)        1,185,760
Cendant                                          70,000(b)        1,551,200
Disney (Walt)                                   150,000           3,463,500
Emmis Communications Cl A                        14,000(b)          317,240
Fisher Communications                            30,000           1,447,200
Fox Entertainment Group Cl A                    120,000(b)        3,426,000
Granite Broadcasting                             72,000(b)          142,560
Gray Television                                 100,000           1,296,000
Grupo Televisa ADR                               42,000(c)        1,715,700
InterActiveCorp                                  11,000(b)          361,350
Journal Register                                 71,000(b)        1,416,450
Knight-Ridder                                    45,000           3,347,100
Lee Enterprises                                  32,000           1,376,640
Liberty                                           6,000             266,700
Liberty Media Cl A                              725,000(b)        8,011,250
Lin TV                                          109,300(b)        2,453,785
McGraw-Hill Companies                            12,000             822,000
Media General Cl A                               50,000           3,344,500
New York Times Cl A                             102,000           4,681,800
News Corp ADR                                   100,000(c)        2,836,000
Paxson Communications Cl A                       75,000(b)          360,000
PRIMEDIA                                        175,000(b)          507,500
Pulitzer                                         88,000           4,664,000
Reader's Digest Assn                            120,000           1,716,000
Salem Communications Cl A                        17,000(b)          421,090
Scripps (EW) Cl A                                17,000           1,565,020
Sinclair Broadcast Group Cl A                    70,000(b)          802,900
Thomas Nelson                                    35,000             616,000
Time Warner                                     435,000(b)        7,081,800
Tribune                                         150,000           7,327,500
Young Broadcasting Cl A                         110,000(b)        2,183,500
Total                                                            70,708,045

Metals (0.5%)
Pechiney ADR Cl A                                60,000(c)        1,649,400
Pechiney Cl A                                     4,100(c)          235,708
Total                                                             1,885,108

Miscellaneous (0.5%)
Middlesex Water                                  28,400             568,000
Rollins                                          29,550             658,374
SJW                                              10,200             905,148
Total                                                             2,131,522

Multi-industry (4.7%)
Acuity Brands                                     5,000             119,250
AMETEK                                           10,000             473,000
Cooper Inds Cl A                                 95,000           5,096,750
Crane                                            45,000           1,309,050
Imagistics Intl                                  17,500(b)          637,525
ITT Inds                                         50,000           3,296,000
Park-Ohio Holdings                               25,000(b)          183,250
Sony ADR                                         67,000(c)        2,301,450
Tyco Intl                                        25,000(c)          573,750
Vivendi Universal ADR                           195,000(c)        4,465,500
Total                                                            18,455,525

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                          Shares            Value(a)

Paper & packaging (0.4%)
Greif Cl A                                       35,000          $1,190,000
Sealed Air                                       10,000(b)          527,700
Total                                                             1,717,700

Precious metals (0.4%)
Newmont Mining                                   33,000           1,588,620

Real estate investment trust (0.1%)
Starwood Hotels &
  Resorts Worldwide                              15,000             517,050

Restaurants (--%)
Steak n Shake                                     7,000(b)          123,200

Retail -- general (0.6%)
Home Depot                                        4,000             147,040
Neiman Marcus Group Cl A                         40,000(b)        2,156,000
Total                                                             2,303,040

Retail -- grocery (0.3%)
Albertson's                                      20,000             425,600
Safeway                                          35,000(b)          726,250
Total                                                             1,151,850

Telecom equipment & services (0.5%)
Motorola                                         85,000           1,193,400
PanAmSat                                         30,000(b)          662,700
Sycamore Networks                                40,000(b)          212,800
Total                                                             2,068,900

Textiles & apparel (0.8%)
Gucci Group                                      35,000(c)        2,973,600

Utilities -- electric (7.6%)
Allegheny Energy                                200,000           2,150,000
Aquila                                          280,000(b)        1,002,400
CH Energy Group                                  23,500           1,031,650
CMS Energy                                      150,000           1,183,500
DPL                                              23,000             444,820
Duke Energy                                     153,000           2,760,120
Duquesne Light Holdings                         140,000           2,417,800
Edison Intl                                     100,000(b)        2,042,000
El Paso Electric                                130,000(b)        1,651,000
Energy East                                      70,000           1,610,700
FPL Group                                        30,000           1,906,500
Great Plains Energy                              25,000             793,250
Northeast Utilities                             105,000           2,094,750
NSTAR                                            72,000           3,430,800
PG&E                                             45,000(b)        1,130,400
TECO Energy                                      45,000             584,100
TXU                                              10,000             221,400
Westar Energy                                    80,000           1,588,800
Xcel Energy                                     100,000           1,670,000
Total                                                            29,713,990

Utilities -- natural gas (0.8%)
El Paso                                         130,000             923,000
Nicor                                             5,000             163,850
NiSource                                         10,000             207,500
ONEOK                                            45,000             891,450
Southwest Gas                                    40,000             902,000
Total                                                             3,087,800

Utilities -- telephone (6.5%)
AT&T                                             35,000             694,050
BellSouth                                        40,000           1,041,200
BT Group ADR                                     25,000(c)          756,250
CenturyTel                                       55,000           1,798,500
Cincinnati Bell                                 350,000(b)        1,998,500
Citizens Communications                         225,000(b)        2,443,500
Commonwealth  Telephone Enterprises             120,000(b)        4,514,400
Qwest Communications Intl                       700,000(b)        2,562,000
SBC Communications                               25,000             582,000
Sprint (FON Group)                              110,000           1,648,900
Sprint (PCS Group)                              220,000(b)        1,009,800
Telephone & Data Systems                         78,000           4,890,600
Verizon Communications                           45,000           1,474,650
Total                                                            25,414,350

Total common stocks
(Cost: $317,500,061)                                           $371,948,303

Short-term securities (7.3%)
Issuer              Annualized                   Amount            Value(a)
                   yield on date               payable at
                    of purchase                 maturity

Commercial paper
Fairway Finance
   12-01-03              1.05%               $8,700,000(e)       $8,699,239
Jupiter Securitization
   01-06-04              1.10                11,300,000(e)       11,286,535
Sigma Finance
   02-13-04              1.11                 8,800,000(e)        8,779,564

Total short-term securities
(Cost: $28,765,751)                                             $28,765,338

Total investments in securities
(Cost: $346,265,812)(f)                                        $400,713,641

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 9.0% of net assets.

(d) Security is partially or fully on loan. See Note 5 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $346,266,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $58,170,000
     Unrealized depreciation                                     (3,722,000)
                                                                 ----------
     Net unrealized appreciation                                $54,448,000
                                                                -----------

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $346,265,812)                                                                      $400,713,641
Cash in bank on demand deposit                                                                              106,093
Foreign currency holdings (identified cost $42,549) (Note 1)                                                 44,991
Capital shares receivable                                                                                   546,438
Dividends and accrued interest receivable                                                                   556,757
Receivable for investment securities sold                                                                   480,306
                                                                                                            -------
Total assets                                                                                            402,448,226
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      184,269
Payable for investment securities purchased                                                               2,328,379
Payable upon return of securities loaned (Note 5)                                                         7,790,000
Accrued investment management services fee                                                                   16,725
Accrued distribution fee                                                                                     11,321
Accrued transfer agency fee                                                                                   5,942
Accrued administrative services fee                                                                           1,286
Other accrued expenses                                                                                       52,342
                                                                                                             ------
Total liabilities                                                                                        10,390,264
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $392,057,962
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    688,509
Additional paid-in capital                                                                              336,110,084
Net operating loss                                                                                         (175,609)
Accumulated net realized gain (loss) (Note 7)                                                               982,575
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    54,452,403
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $392,057,962
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $246,576,184
                                                            Class B                                    $137,134,942
                                                            Class C                                    $  8,278,773
                                                            Class Y                                    $     68,063
Net asset value per share of outstanding capital stock:     Class A shares      43,112,191             $       5.72
                                                            Class B shares      24,262,192             $       5.65
                                                            Class C shares       1,464,679             $       5.65
                                                            Class Y shares          11,868             $       5.74
                                                                                    ------             ------------
* Including securities on loan, at value (Note 5)                                                      $  7,441,500
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,299,026
Interest                                                                                                    107,969
Fee income from securities lending (Note 5)                                                                  16,610
   Less foreign taxes withheld                                                                              (19,482)
                                                                                                            -------
Total income                                                                                              2,404,123
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,280,443
Distribution fee
   Class A                                                                                                  247,820
   Class B                                                                                                  560,735
   Class C                                                                                                   34,022
Transfer agency fee                                                                                         421,087
Incremental transfer agency fee
   Class A                                                                                                   27,547
   Class B                                                                                                   28,251
   Class C                                                                                                    2,170
Service fee -- Class Y                                                                                           32
Administrative services fees and expenses                                                                    97,863
Compensation of board members                                                                                 4,291
Custodian fees                                                                                               32,902
Printing and postage                                                                                         51,772
Registration fees                                                                                            26,497
Audit fees                                                                                                    9,000
Other                                                                                                         1,099
                                                                                                              -----
Total expenses                                                                                            2,825,531
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (99,235)
                                                                                                            -------
                                                                                                          2,726,296
   Earnings credits on cash balances (Note 2)                                                                  (664)
                                                                                                               ----
Total net expenses                                                                                        2,725,632
                                                                                                          ---------
Investment income (loss) -- net                                                                            (321,509)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         2,071,331
   Foreign currency transactions                                                                                261
                                                                                                                ---
Net realized gain (loss) on investments                                                                   2,071,592
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    34,167,205
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    36,238,797
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $35,917,288
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund
                                                                               Nov. 30, 2003           May 31, 2003
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations and distributions
Investment income (loss) -- net                                               $   (321,509)            $    184,148
Net realized gain (loss) on investments                                          2,071,592               (1,089,258)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           34,167,205               21,449,555
                                                                                ----------               ----------
Net increase (decrease) in net assets resulting from operations                 35,917,288               20,544,445
                                                                                ----------               ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                            --                  (70,009)
     Class Y                                                                            --                      (22)
   Net realized gain
     Class A                                                                            --                  (60,486)
     Class B                                                                            --                  (37,350)
     Class C                                                                            --                   (2,049)
     Class Y                                                                            --                      (14)
                                                                                ----------               ----------
Total distributions                                                                     --                 (169,930)
                                                                                ----------               ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      79,790,351              125,474,400
   Class B shares                                                               40,281,483               73,302,858
   Class C shares                                                                2,672,819                3,871,015
   Class Y shares                                                                   20,422                   33,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       --                  129,733
   Class B shares                                                                       --                   37,010
   Class C shares                                                                       --                    1,968
   Class Y shares                                                                       --                       23
Payments for redemptions
   Class A shares                                                              (12,176,170)             (22,011,016)
   Class B shares (Note 2)                                                      (9,458,376)             (11,321,426)
   Class C shares (Note 2)                                                        (605,978)                (482,832)
   Class Y shares                                                                   (5,365)                      --
                                                                                ----------               ----------
Increase (decrease) in net assets from capital share transactions              100,519,186              169,034,733
                                                                               -----------              -----------
Total increase (decrease) in net assets                                        136,436,474              189,409,248
Net assets at beginning of period                                              255,621,488               66,212,240
                                                                               -----------               ----------
Net assets at end of period                                                   $392,057,962             $255,621,488
                                                                              ============             ============
Undistributed (excess of distributions over) net investment income            $   (175,609)            $    145,900
                                                                              ------------             ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Nov. 30, 2003, foreign currency holdings were entirely comprised of British Pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting
--------------------------------------------------------------------------------
17   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT
unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.65% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $43,087 for the six months ended Nov. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,051,666 for Class A, $42,167 for Class B and $2,556 for Class C for the six months ended Nov. 30, 2003.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.43% for Class A, 2.20% for Class B, 2.20% for Class C and 1.25% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.44% for Class A, 2.20% for Class B, 2.20% for Class C and 1.26% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $664 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $110,390,576 and $18,463,018, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $216,028 for the six months ended Nov. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Nov. 30, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                      14,811,103    7,550,496    500,942    3,825
Issued for reinvested distributions               --           --         --       --
Redeemed                                  (2,257,777)  (1,789,599)  (112,832)  (1,000)
                                          ----------   ----------   --------   ------
Net increase (decrease)                   12,553,326    5,760,897    388,110    2,825
                                          ----------    ---------    -------    -----

                                                      Year ended May 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                      27,443,365   16,075,935    850,122    7,038
Issued for reinvested distributions           28,020        8,028        427        5
Redeemed                                  (4,849,706)  (2,537,078)  (107,634)      --
                                          ----------   ----------   --------    -----
Net increase (decrease)                   22,621,679   13,546,885    742,915    7,043
                                          ----------   ----------    -------    -----

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2003, securities valued at $7,441,500 were on loan to brokers. For collateral, the Fund received $7,790,000 in cash. Income from securities lending amounted to $16,610 for the six months ended Nov. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $168,892 as of May 31, 2003 that will expire in 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.11        $5.01        $5.13
Income from investment operations:
Net investment income (loss)                                                  --          .01           --
Net gains (losses) (both realized and unrealized)                            .61          .10         (.12)
Total from investment operations                                             .61          .11         (.12)
Less distributions:
Dividends from net investment income                                          --         (.01)          --
Net asset value, end of period                                             $5.72        $5.11        $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                     $247         $156          $40
Ratio of expenses to average daily net assets(c),(e)                       1.43%(d)     1.44%        1.48%(d)
Ratio of net investment income (loss) to average daily net assets           .08%(d)      .42%         .22%(d)
Portfolio turnover rate (excluding short-term securities)                     6%          31%           7%
Total return(i)                                                           11.94%(j)     2.12%       (2.34%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.07        $5.00        $5.13
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .60          .08         (.12)
Total from investment operations                                             .58          .07         (.13)
Net asset value, end of period                                             $5.65        $5.07        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                     $137          $94          $25
Ratio of expenses to average daily net assets(c),(f)                       2.20%(d)     2.20%        2.26%(d)
Ratio of net investment income (loss) to average daily net assets          (.68%)(d)    (.34%)       (.54%)(d)
Portfolio turnover rate (excluding short-term securities)                     6%          31%           7%
Total return(i)                                                           11.44%(j)     1.46%       (2.53%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.07        $5.00        $5.13
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .60          .08         (.12)
Total from investment operations                                             .58          .07         (.13)
Net asset value, end of period                                             $5.65        $5.07        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                       $8           $5           $2
Ratio of expenses to average daily net assets(c),(g)                       2.20%(d)     2.20%        2.26%(d)
Ratio of net investment income (loss) to average daily net assets          (.69%)(d)    (.34%)       (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                     6%          31%           7%
Total return(i)                                                           11.44%(j)     1.46%       (2.53%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.12        $5.01        $5.13
Income from investment operations:
Net investment income (loss)                                                  --          .02           --
Net gains (losses) (both realized and unrealized)                            .62          .10         (.12)
Total from investment operations                                             .62          .12         (.12)
Less distributions:
Dividends from net investment income                                          --         (.01)          --
Net asset value, end of period                                             $5.74        $5.12        $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.25%(d)     1.25%        1.17%(d)
Ratio of net investment income (loss) to average daily net assets           .25%(d)      .63%         .22%(d)
Portfolio turnover rate (excluding short-term securities)                     6%          31%           7%
Total return(i)                                                           12.11%(j)     2.35%       (2.34%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.49% for the six months ended Nov. 30, 2003 and 1.65% and 3.06% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26% for the six months ended Nov. 30, 2003 and 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.28% for the six months ended Nov. 30, 2003 and 2.41% and 3.82% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.32% for the six months ended Nov. 30, 2003 and 1.47% and 2.88% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SELECT VALUE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
    Small Cap Core
               Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Small Cap Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGERS*

Wellington Management Company, LLP

Portfolio manager                 Since              Years in industry
Kenneth L. Abrams                 3/02                      19

American Century Investment Management, Inc.

Portfolio manager                 Since              Years in industry
John Schniedwind                  12/03                     21
William Martin                    12/03                     13
Wilhelmine von Turk               12/03                     20

Lord, Abbett & Co., LLC

Portfolio manager                 Since              Years in industry
Michael T. Smith                  12/03                     16

* Pilgrim Baxter & Associates managed a portion of the Fund as of Nov. 30,
  2003.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02       B: 3/8/02       C: 3/8/02       Y: 3/8/02

Ticker symbols
A: AXSAX        B: AXSBX        C: --           Y: --

Total net assets                                $111.4 million

Number of holdings                                         201

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                       LARGE
                       MEDIUM   SIZE
         X             SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 24.0%
Consumer discretionary 20.2%
Health care 14.8%
Industrials 11.5%
Financials 11.2%
Short-term securities 6.0%
Energy 5.4%
Materials 3.8%
Telecommunications 1.2%
Utilities 1.2%
Consumer staples 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Brink's (Multi-industry)                                              1.1%
CNF (Industrial transportation)                                       1.1
Emmis Communications Cl A (Media)                                     1.0
ADVO (Media)                                                          1.0
Extreme Networks (Computer software & services)                       1.0
Linens `N Things (Retail -- general)                                  1.0
Integrated Device Technology (Electronics)                            0.9
Moog Cl A (Electronics)                                               0.9
Too (Retail -- general)                                               0.9
ON Semiconductor (Electronics)                                        0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Core Fund is managed by independent money management firms that invest a portion of the Fund's assets in a blend of growth and value small company stocks. The goal is to provide long-term growth of capital. For the six months ended Nov. 30, 2003, the Fund's Class A shares (excluding sales charge) gained 22.95%. This was less than the Russell 2000(R) Index, which increased 24.65%. The Lipper Small-Cap Core Funds Index, representing the Fund's peer group, rose 22.66% over the same period. As of Nov. 30, 2003 Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) and Wellington Management Company, LLP (Wellington Management) each managed approximately 50% of the Fund's portfolio.

On Nov. 20, 2003, Pilgrim Baxter replaced two senior leaders following the disclosure of inappropriate securities trading at Pilgrim Baxter. On Dec. 22, 2003, American Century Investment Management, Inc. and Lord, Abbett & Co., LLC replaced Pilgrim Baxter as subadvisers to the AXP Partners Small Cap Core Fund.

(bar chart)

                         PERFORMANCE COMPARISON
              For the six-month period ended Nov. 30, 2003

25%        (bar 1)               (bar 2)               (bar 3)
           +22.95%               +24.65%               +22.66%
20%

15%

10%

5%

0%

(bar 1) AXP Partners Small Cap Core Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index(1) (unmanaged)
(Bar 3) Lipper Small-Cap Core Funds Index(2)

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Making positive contributions to the Fund's performance during the period were selections in the financial sector. (end callout quote)

    -- Pilgrim Baxter

Q:   What factors most affected performance for your portion of the Fund?

     Pilgrim Baxter: Throughout the six-month period, lower priced, higher valuation stocks surged. Within the Fund's benchmark, the Russell 2000(R) Index, companies with little or no earnings were the primary drivers of recent strong performance for the Index.

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                   Class B               Class C                   Class Y
(Inception dates)            (3/8/02)                  (3/8/02)              (3/8/02)                  (3/8/02)
                        NAV(1)      POP(2)       NAV(1)   After CDSC(3) NAV(1)   After CDSC(4)     NAV(5)    POP(5)
as of Nov. 30, 2003
6 months*              +22.95%     +15.90%      +22.71%     +17.71%    +22.76%    +21.76%         +23.13%   +23.13%
1 year                 +31.95%     +24.37%      +31.13%     +27.13%    +31.20%    +31.20%         +32.44%   +32.44%
Since inception         +2.43%      -1.02%       +1.77%      -0.53%     +1.66%     +1.66%          +2.65%    +2.65%

as of Dec. 31, 2003
6 months*              +26.24%     +18.97%      +25.79%     +20.79%    +25.85%    +24.85%         +26.40%   +26.40%
1 year                 +46.34%     +37.91%      +45.27%     +41.27%    +45.01%    +45.01%         +46.48%   +46.48%
Since inception         +4.32%      +0.97%       +3.61%      +1.45%     +3.50%     +3.50%          +4.53%    +4.53%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Energy was one sector that contributed greatly to our portion of the Fund's underperformance relative to the benchmark for the period. In particular, energy holding Lone Star Technologies, a supplier of parts to the oil and gas drilling industry, dragged on performance. Limited Too, a specialty "teen" retailer, was another poor performing holding as their near-term results did not live up to expectations. We continued to hold this stock, as we believed the company has a strong balance sheet and good long-term prospects.

     Making positive contributions to the Fund's performance during the period were selections in the financial sector. In particular, Allmerica Financial Corp. had strong results, boosted by improved performance from their equity-sensitive life insurance business. We also found some bright spots in the technology sector with Fairchild Semiconductor International and Cerner Corp., a health care information technology company.

     Wellington Management: Ascending equity markets have generally reflected increased investor confidence in an economic rebound. This is indicated by consumer confidence and firming consumer spending, growing manufacturing output and productivity gains, and accommodating interest rates and tax policies.

     For our portion of the Fund, relative to the Russell 2000 Index, stock selection within the information technology, telecommunications and health care sectors contributed positively to performance. Within information technology, Red Hat, a software company, performed well over the period delivering strong operating results. Fairchild Semiconductor raised their revenue guidance on strong sales. Maxtor, a technology hardware company, posted robust financial results as signs of an economic recovery permeated the marketplace. Nextel continued to boost the Fund's performance within telecommunications as their push-to-talk phones sold well over the six-month period.

     Performance was hindered by stock selection within industrials and materials. At the stock level, our holdings in industrials such as Valassis Communications and Northwest Airlines, and our materials holdings such as IMC Global and Ferro Corp., all detracted from overall performance.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stock selection within the information technology, telecommunications and health care sectors contributed positively to performance. (end callout quote)

       -- Wellington Management

Q:   What changes did you make to the Fund during the period?

     Pilgrim Baxter: In spite of the underperformance in energy, we increased our weighting to this sector as we believe that it continues to become attractively valued and industry supply fundamentals remain strong. We believe that many energy stocks are near their historic lows in terms of valuation. For the first time in recent memory, OPEC is actually sticking to its production quotas, reducing supply before prices fall and keeping the price of oil in their prescribed band of $22-$28 per barrel. We remain confident in our belief that this combination of factors bodes well for this sector going forward. Also negatively affecting the Fund's performance was transportation holding Atlantic Coast Airlines, a regional carrier that lost its relationship with United Airlines during the quarter. We have since sold our position in this stock.

     Wellington Management: There have been few structural changes in our positioning over the six-month period ended Nov. 30, 2003. Even though our sector allocations are a fallout of our bottom-up stock selection process, we continue to have a higher than index weighting in health care as we believe the growth has little correlation with the economy and will show continued above-market growth driven by demographics. We also have a higher than index position in technology. We continue to find attractive valuations and companies that are poised to do well in an economic recovery.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Core Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (94.4%)
Issuer                                            Shares           Value(a)

Aerospace & defense (0.7%)
EDO                                               20,100             $419,085
Teledyne Technologies                             20,600(b)           353,908
Total                                                                 772,993

Airlines (0.5%)
Northwest Airlines Cl A                           27,800(b)           367,238
SkyWest                                           11,600              200,100
Total                                                                 567,338

Automotive & related (1.0%)
BorgWarner                                         4,900              387,100
Dana                                              29,400              475,398
Quantum Fuel Systems
  Technologies Worldwide                          23,400(b)           163,566
Visteon                                            6,000               47,100
Total                                                               1,073,164

Banks and savings & loans (3.2%)
Bank Mutual                                       34,654              399,907
Bank of Hawaii                                    12,900              533,415
Brookline Bancorp                                 42,015              631,065
Greater Bay Bancorp                               23,100              600,600
Jefferson Bancshares                              12,000              178,428
Provident Financial Services                      23,900              494,969
Westcorp                                          19,000              711,550
Total                                                               3,549,934

Broker dealers (0.5%)
Affiliated Managers Group                          9,200(b)           611,800

Building materials & construction (0.4%)
Fluor                                             12,400              454,584

Chemicals (2.9%)
Cytec Inds                                        13,300(b)           482,125
Ferro                                             24,800              562,960
IMC Global                                        44,200              321,334
Minerals Technologies                             10,000              534,500
Olin                                              50,500              919,605
TETRA Technologies                                20,700(b)           463,680
Total                                                               3,284,204

Computer hardware (3.4%)
Electronics for Imaging                           31,200(b)           861,120
IDX Systems                                       23,800(b)           609,280
Ingram Micro Cl A                                 50,100(b)           730,458
Logitech Intl ADR                                  6,200(b,c)         267,344
Maxtor                                            58,700(b)           655,092
SonicWALL                                         77,000(b)           615,230
Total                                                               3,738,524

Computer software & services (10.4%)
3Com                                              88,800(b)           664,224
Acxiom                                            34,900(b)           579,689
Agile Software                                    44,100(b)           484,659
Ascential Software                                12,700(b)           321,310
BARRA                                             12,500(b)           459,750
Brocade Communications
  Systems                                        105,800(b)           644,322
CheckFree                                         24,600(b)           679,452
Dendrite Intl                                     19,500(b)           333,450
Extreme Networks                                 111,900(b)         1,097,739
FileNET                                           25,300(b)           662,607
Hyperion Solutions                                17,300(b)           574,014
Informatica                                       38,200(b)           430,896
Investment Technology Group                       38,700(b)           684,990
MAPICS                                            52,300(b)           631,261
McDATA Cl A                                       18,700(b)           198,968
Micromuse                                         32,800(b)           264,040
Natl Processing                                   24,000(b)           582,000
NetIQ                                             18,400(b)           220,616
Quest Software                                    50,300(b)           746,955
Red Hat                                           73,900(b)           981,392
Sanchez Computer Associates                       66,900(b)           291,015
Total                                                              11,533,349

Electronics (10.3%)
Agere Systems Cl A                               187,200(b)           662,688
ASE Test                                          44,400(b,c)         614,940
ATMI                                              11,200(b)           257,600
Bell Microproducts                                39,300(b)           338,373
DSP Group                                         37,600(b)           905,784
Fairchild Semiconductor Intl Cl A                 23,100(b)           600,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (cont.)
GlobespanVirata                                   84,500(b)          $518,830
GrafTech Intl                                     26,100(b)           309,024
Helix Technology                                  28,300              614,110
Integrated Alarm Services Group                   69,100(b)           525,160
Integrated Device Technology                      56,300(b)         1,061,255
Moog Cl A                                         24,300(b)         1,057,050
Newport                                           32,000(b)           544,960
ON Semiconductor                                 151,100(b)           994,238
Park Electrochemical                              22,100              564,655
Semtech                                           18,600(b)           451,980
Triumph Group                                     17,700(b)           576,843
Ultratech                                         13,300(b)           402,990
Veeco Instruments                                 17,400(b)           513,300
Total                                                              11,514,380

Energy (2.3%)
Brown (Tom)                                       18,600(b)           520,056
CONSOL Energy                                     20,700              439,875
Frontier Oil                                      20,500              354,650
Stone Energy                                      13,200(b)           493,152
Sunoco                                            10,500              504,105
Vintage Petroleum                                 24,900              259,209
Total                                                               2,571,047

Energy equipment & services (3.1%)
Atwood Oceanics                                   14,900(b)           382,781
Cal Dive Intl                                     34,900(b)           739,880
Grant Prideco                                     45,000(b)           524,250
Grey Wolf                                        173,600(b)           588,504
Helmerich & Payne                                  8,700              209,670
Lone Star Technologies                            12,200(b)           168,970
Pride Intl                                        34,300(b)           547,085
Universal Compression Holdings                    11,400(b)           267,330
Total                                                               3,428,470

Engineering & construction (0.6%)
Washington Group Intl                             20,700(b)           693,864

Finance companies (0.1%)
National Financial Partners                        3,100(b)            78,430

Financial services (0.9%)
Jones Lang LaSalle                                20,500(b)           429,475
Providian Financial                               55,600(b)           628,280
Total                                                               1,057,755

Food (0.7%)
Smithfield Foods                                  15,200(b)           356,440
Wild Oats Markets                                 41,700(b)           472,878
Total                                                                 829,318

Furniture & appliances (0.9%)
Aaron Rents                                       21,300              451,560
Furniture Brands Intl                             21,900              575,970
Total                                                               1,027,530

Health care products (5.7%)
Abgenix                                           36,500(b)           411,355
Arrow Intl                                        21,800              586,420
Ciphergen Biosystems                              47,200(b)           491,352
Conmed                                            22,100(b)           469,846
Cytyc                                             49,800(b)           641,922
Human Genome Sciences                             35,700(b)           456,960
ICU Medical                                       23,600(b)           804,524
Incyte                                            81,800(b)           494,890
Kensey Nash                                       15,000(b)           315,450
Medicines Company                                 15,600(b)           426,972
Medicis Pharmaceutical Cl A                        5,700              375,516
Telik                                             29,600(b)           598,216
Wright Medical Group                              10,800(b)           300,888
Total                                                               6,374,311

Health care services (9.1%)
Accredo Health                                    29,000(b)           901,900
Allscripts Healthcare Solutions                  137,100(b)           744,453
American Healthways                               13,500(b)           625,320
American Medical Security Group                   14,200(b)           319,358
Apria Healthcare Group                            26,300(b)           712,993
Beverly Enterprises                               80,500(b)           630,315
Centene                                            7,400(b)           227,180
Cerner                                            20,500(b)           914,915
Covance                                           36,000(b)           940,680
Coventry Health Care                               9,600(b)           575,040
Exelixis                                          57,082(b)           384,162
Humana                                            38,800(b)           866,404
LifePoint Hospitals                               20,300(b)           606,158
Manor Care                                        27,800              981,896
Triad Hospitals                                   21,900(b)           757,740
Total                                                              10,188,514

Industrial transportation (2.9%)
CNF                                               36,400            1,216,488
EGL                                               36,300(b)           666,831
GATX                                              31,300              760,590
Yellow Corp                                       19,400(b)           593,058
Total                                                               3,236,967

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Insurance (3.6%)
Allmerica Financial                               21,900(b)          $598,965
AMERIGROUP                                         5,000(b)           219,550
HCC Insurance Holdings                            12,300              382,653
Hooper Holmes                                     32,500              199,225
Horace Mann Educators                             12,200              164,822
Odyssey Re Holdings                               20,000              457,800
Ohio Casualty                                     38,800(b)           659,988
Platinum Underwriters Holdings                    18,000(c)           543,060
Reinsurance Group of America                      12,400              460,660
StanCorp Financial Group                           6,000              375,360
Total                                                               4,062,083

Leisure time & entertainment (1.0%)
Callaway Golf                                     47,200              775,496
Churchill Downs                                    9,500              348,831
Total                                                               1,124,327

Lodging & gaming (0.7%)
Aztar                                             35,300(b)           785,425

Machinery (3.1%)
AGCO                                              38,000(b)           653,600
Global Power Equipment Group                      40,900(b)           257,261
Graco                                             15,600              601,380
IHC Caland                                        10,829(c)           506,248
JLG Inds                                          42,700              642,208
Kennametal                                        17,400              668,856
Wabtec                                             7,600              118,940
Total                                                               3,448,493

Media (8.0%)
ADVO                                              37,150            1,122,302
AMC Entertainment                                 47,200(b)           715,080
Catalina Marketing                                30,600(b)           567,018
Cumulus Media Cl A                                11,200(b)           213,920
Emmis Communications Cl A                         50,100(b)         1,135,266
Entravision Communications Cl A                   43,700(b)           396,796
Journal Register                                  31,200(b)           622,440
Lin TV                                            31,600(b)           709,420
Macrovision                                       10,500(b)           240,450
Radio One Cl A                                    29,900(b)           525,044
Radio One Cl D                                    19,700(b)           344,553
Scholastic                                        13,400(b)           444,612
Sinclair Broadcast Group Cl A                     10,700(b)           122,729
Sirius Satellite Radio                           140,700(b)           289,842
Spanish Broadcasting  System Cl A                 70,300(b)           706,515
UnitedGlobalCom Cl A                              41,500(b)           299,630
Valassis Communications                           18,400(b)           500,480
Total                                                               8,956,097

Metals (0.4%)
Peabody Energy                                    14,700              495,390

Miscellaneous (0.3%)
Philadelphia Suburban                             11,400              308,712

Multi-industry (3.5%)
Arbitron                                          18,100(b)           772,870
Brink's                                           55,600            1,234,320
Coinstar                                          39,600(b)           666,468
Medical Staffing  Network Holdings                60,200(b)           586,950
PDI                                               20,300(b)           586,670
Total                                                               3,847,278

Real estate (1.0%)
American Financial Realty Trust                   33,000              561,000
CoStar Group                                      14,300(b)           600,600
Total                                                               1,161,600

Real estate investment trust (1.8%)
Brandywine Realty Trust                           10,200              275,910
Host Marriott                                     40,100(b)           447,115
MeriStar Hospitality                              66,600(b)           412,920
MFA Mtge Investments                              27,400              265,780
Ventas                                            32,300              646,646
Total                                                               2,048,371

Restaurants (0.5%)
RARE Hospitality Intl                             20,550(b)           513,750

Retail -- general (6.8%)
A.C. Moore Arts & Crafts                           8,400(b)           184,548
Barnes & Noble                                    12,900(b)           428,022
bebe stores                                        7,300(b)           206,663
Borders Group                                     28,400(b)           638,432
Charming Shoppes                                  56,600(b)           352,618
Cost Plus                                          5,900(b)           275,943
Dick's Sporting Goods                             10,700(b)           562,606
Dillard's Cl A                                    40,700              685,795
Foot Locker                                       43,600              963,560
Linens `N Things                                  36,200(b)         1,064,642
Mothers Work                                      12,000(b)           303,120
PETCO Animal Supplies                             21,200(b)           709,352
Too                                               55,900(b)         1,020,175
Wet Seal Cl A                                     21,900(b)           224,913
Total                                                               7,620,389

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Telecom equipment & services (1.2%)
Boston Communications Group                       28,000(b)          $252,000
Nextel Partners Cl A                              74,200(b)           874,818
Powerwave Technologies                            25,400(b)           189,230
Total                                                               1,316,048

Textiles & apparel (1.4%)
Guess?                                            31,800(b)           451,560
Kenneth Cole Productions Cl A                     15,600              466,440
Reebok Intl                                        4,400              177,056
Urban Outfitters                                  11,300(b)           440,700
Total                                                               1,535,756

Utilities -- electric (0.3%)
MGE Energy                                         9,800              313,698

Utilities -- natural gas (0.9%)
AGL Resources                                      8,300              235,720
UGI                                               23,800              769,930
Total                                                               1,005,650

Total common stocks
(Cost: $86,090,626)                                              $105,129,543

Short-term securities (6.0%)
Issuer             Annualized                     Amount              Value(a)
                  yield on date                 payable at
                   of purchase                   maturity

Commercial paper
Barton Capital
   12-01-03          1.06%                    $5,200,000(d)        $5,199,540
Windmill Funding
   12-01-03          1.06                      1,500,000(d)         1,499,868

Total short-term securities
(Cost: $6,699,605)                                                 $6,699,408

Total investments in securities
(Cost: $92,790,231)(e)                                           $111,828,951

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 1.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $92,790,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $20,379,000
     Unrealized depreciation                                       (1,340,000)
                                                                   ----------
     Net unrealized appreciation                                  $19,039,000
                                                                  -----------

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Core Fund

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $92,790,231)                                                                       $111,828,951
Capital shares receivable                                                                                   135,881
Dividends and accrued interest receivable                                                                    53,259
Receivable for investment securities sold                                                                 1,139,496
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                    45
                                                                                                                 --
Total assets                                                                                            113,157,632
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            74,465
Capital shares payable                                                                                        7,922
Payable for investment securities purchased                                                               1,594,855
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                     4
Accrued investment management services fee                                                                    5,890
Accrued distribution fee                                                                                      3,055
Accrued transfer agency fee                                                                                   1,874
Accrued administrative services fee                                                                             486
Other accrued expenses                                                                                       74,728
                                                                                                             ------
Total liabilities                                                                                         1,763,279
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $111,394,353
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    206,668
Additional paid-in capital                                                                               90,104,891
Net operating loss                                                                                         (514,369)
Accumulated net realized gain (loss) (Note 7)                                                             2,558,498
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           19,038,665
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $111,394,353
                                                                                                       ============
Net assets applicable to outstanding shares:               Class A                                     $ 73,638,807
                                                           Class B                                     $ 34,540,125
                                                           Class C                                     $  3,153,824
                                                           Class Y                                     $     61,597
Net asset value per share of outstanding capital stock:    Class A shares          13,604,026          $       5.41
                                                           Class B shares           6,460,826          $       5.35
                                                           Class C shares             590,622          $       5.34
                                                           Class Y shares              11,344          $       5.43
                                                                                       ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Core Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                            $   261,449
Interest                                                                                  25,729
                                                                                          ------
Total income                                                                             287,178
                                                                                         -------
Expenses (Note 2):
Investment management services fee                                                       446,844
Distribution fee
   Class A                                                                                74,579
   Class B                                                                               134,983
   Class C                                                                                12,346
Transfer agency fee                                                                      132,471
Incremental transfer agency fee
   Class A                                                                                 8,898
   Class B                                                                                 8,341
   Class C                                                                                   839
Service fee -- Class Y                                                                        28
Administrative services fees and expenses                                                 36,576
Compensation of board members                                                              4,175
Custodian fees                                                                            51,384
Printing and postage                                                                      56,960
Registration fees                                                                         14,498
Audit fees                                                                                 8,750
Other                                                                                        237
                                                                                             ---
Total expenses                                                                           991,909
   Expenses waived/reimbursed by AEFC (Note 2)                                          (190,159)
                                                                                        --------
                                                                                         801,750
   Earnings credits on cash balances (Note 2)                                               (203)
                                                                                            ----
Total net expenses                                                                       801,547
                                                                                         -------
Investment income (loss) -- net                                                         (514,369)
                                                                                        --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      8,284,066
   Foreign currency transactions                                                            (150)
                                                                                            ----
Net realized gain (loss) on investments                                                8,283,916
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 11,129,976
                                                                                      ----------
Net gain (loss) on investments and foreign currencies                                 19,413,892
                                                                                      ----------
Net increase (decrease) in net assets resulting from operations                      $18,899,523
                                                                                     ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Core Fund
                                                                              Nov. 30, 2003    May 31, 2003
                                                                            Six months ended    Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $   (514,369)      $  (421,245)
Net realized gain (loss) on investments                                        8,283,916        (5,495,704)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         11,129,976         8,721,146
                                                                              ----------         ---------
Net increase (decrease) in net assets resulting from operations               18,899,523         2,804,197
                                                                              ----------         ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                    24,978,483        32,875,191
   Class B shares                                                              9,922,439        15,704,992
   Class C shares                                                                899,297         1,343,196
   Class Y shares                                                                     --            29,935
Payments for redemptions
   Class A shares                                                             (8,967,779)       (4,630,278)
   Class B shares (Note 2)                                                    (2,338,487)       (2,198,073)
   Class C shares (Note 2)                                                      (192,803)         (101,240)
                        -                                                       --------          --------
Increase (decrease) in net assets from capital share transactions             24,301,150        43,023,723
                                                                              ----------        ----------
Total increase (decrease) in net assets                                       43,200,673        45,827,920
Net assets at beginning of period                                             68,193,680        22,365,760
                                                                              ----------        ----------
Net assets at end of period                                                 $111,394,353       $68,193,680
                                                                            ============       ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Core Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities issued by small companies having a market capitalization within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $14,300 for the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Investment Management, Inc., Lord, Abbett & Co. LLC, and Wellington Management Company, LLP (Wellington Management). Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.54% for Class A, 2.31% for Class B, 2.31% for Class C and 1.36% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $284,608 for Class A, $9,578 for Class B and $235 for Class C for the six months ended Nov. 30, 2003.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $203 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $63,215,008 and $43,037,581, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Nov. 30, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                       5,187,574  2,071,882    187,145         --
Issued for reinvested distributions               --         --         --         --
Redeemed                                  (1,801,255)  (500,145)   (39,785)        --
                                          ----------   --------    -------      -----
Net increase (decrease)                    3,386,319  1,571,737    147,360         --
                                           ---------  ---------    -------      -----

                                                       Year ended May 31, 2003
                                             Class A     Class B    Class C     Class Y
Sold                                       8,392,768  4,018,627    346,513      7,799
Issued for reinvested distributions               --         --         --         --
Redeemed                                  (1,220,880)  (576,757)   (26,949)        --
                                          ----------   --------    -------      -----
Net increase (decrease)                    7,171,888  3,441,870    319,564      7,799
                                           ---------  ---------    -------      -----

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Nov. 30, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at a specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                              Currency to                  Currency to         Unrealized     Unrealized
Exchange date                be delivered                  be received        appreciation   depreciation
Dec. 2, 2003                        5,846                        4,914            $45            $--
                              U.S. Dollar       European Monetary Unit
Dec. 3, 2003                        9,790                        8,164             --              4
                              U.S. Dollar       European Monetary Unit
                                                                                  ---            ---
Total                                                                             $45            $ 4
                                                                                  ---            ---

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,116,227 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. SUBSEQUENT EVENT

On Dec. 22, 2003 American Century Investment Management, Inc., and Lord, Abbett & Co., LLC replaced Pilgrim Baxter & Associates, Ltd. as subadvisers to the Fund.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.40        $4.84         $5.19
Income from investment operations:
Net investment income (loss)                                                (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                           1.03         (.42)         (.34)
Total from investment operations                                            1.01         (.44)         (.35)
Net asset value, end of period                                             $5.41        $4.40         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                      $74          $45           $15
Ratio of expenses to average daily net assets(c),(e)                       1.54%(d)     1.55%         1.58%(d)
Ratio of net investment income (loss) to average daily net assets          (.90%)(d)    (.79%)       (1.07%)(d)
Portfolio turnover rate (excluding short-term securities)                    51%          94%           34%
Total return(i)                                                           22.95%(j)    (9.09%)       (6.74%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003         2002(b)
Net asset value, beginning of period                                       $4.36        $4.84         $5.19
Income from investment operations:
Net investment income (loss)                                                (.04)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                           1.03         (.44)         (.34)
Total from investment operations                                             .99         (.48)         (.35)
Net asset value, end of period                                             $5.35        $4.36         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                      $35          $21            $7
Ratio of expenses to average daily net assets(c),(f)                       2.31%(d)     2.31%         2.36%(d)
Ratio of net investment income (loss) to average daily net assets         (1.67%)(d)   (1.55%)       (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)                    51%          94%           34%
Total return(i)                                                           22.71%(j)    (9.92%)       (6.74%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003         2002(b)
Net asset value, beginning of period                                       $4.35        $4.83         $5.19
Income from investment operations:
Net investment income (loss)                                                (.04)        (.04)         (.01)
Net gains (losses) (both realized and unrealized)                           1.03         (.44)         (.35)
Total from investment operations                                             .99         (.48)         (.36)
Net asset value, end of period                                             $5.34        $4.35         $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                       $3           $2            $1
Ratio of expenses to average daily net assets(c),(g)                       2.31%(d)     2.31%         2.36%(d)
Ratio of net investment income (loss) to average daily net assets         (1.67%)(d)   (1.54%)       (1.85%)(d)
Portfolio turnover rate (excluding short-term securities)                    51%          94%           34%
Total return(i)                                                           22.76%(j)    (9.94%)       (6.94%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003         2002(b)
Net asset value, beginning of period                                       $4.41        $4.84         $5.19
Income from investment operations:
Net investment income (loss)                                                (.02)        (.02)         (.01)
Net gains (losses) (both realized and unrealized)                           1.04         (.41)         (.34)
Total from investment operations                                            1.02         (.43)         (.35)
Net asset value, end of period                                             $5.43        $4.41         $4.84

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--           $--
Ratio of expenses to average daily net assets(c),(h)                       1.36%(d)     1.34%         1.36%(d)
Ratio of net investment income (loss) to average daily net assets          (.72%)(d)    (.58%)        (.85%)(d)
Portfolio turnover rate (excluding short-term securities)                    51%          94%           34%
Total return(i)                                                           23.13%(j)    (8.88%)       (6.74%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.97% for the six months ended Nov. 30, 2003 and 2.36% and 5.05% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.75% for the six months ended Nov. 30, 2003 and 3.12% and 5.81% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.75% for the six months ended Nov. 30, 2003 and 3.12% and 5.81% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.78% for the six months ended Nov. 30, 2003 and 2.18% and 4.87% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP CORE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
         Small Cap
              Value
                Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                  10

Financial Statements                       17

Notes to Financial Statements              20

Proxy Voting                               28

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGERS

Royce & Associates, LLC

Portfolio manager                 Since               Years in industry
Charles Royce                     6/01                       40
Whitney George                    6/01                       23
Jay Kaplan, CFA                   6/01                       15

Third Avenue*

Portfolio manager                 Since               Years in industry
Martin Whitman, CFA               6/01                       51
Curtis Jensen                     6/01                       12

Goldman Sachs

Portfolio manager                 Since               Years in industry
Eileen Rominger                   8/03                       23
Chip Otness, CFA                  8/03                       33

* On Dec. 22, 2003, Third Avenue advised American Express Financial Corporation of its intent to resign as subadviser to the Fund. A search for a replacement subadviser is ongoing. Third Avenue will continue to manage a portion of the Fund's portfolio until such time a new subadviser(s) is hired.

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital appreciation.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: ASVAX        B: ASVBX        C: APVCX        Y: --

Total net assets                                         $931.8 million

Number of holdings                                                  399

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                       LARGE
                       MEDIUM   SIZE
 X                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 17.6%
Consumer discretionary 15.8%
Technology 14.6%
Materials 10.4%
Industrials 10.2%
Short-term securities 9.5%
Health care 7.5%
Energy 5.7%
Consumer staples 3.1%
Telecommunications 3.1%
U.S. government obligation & agency 1.6%
Utilities 0.9%

TOP TEN HOLDINGS

Percentage of portfolio assets

Maxwell Shoes Cl A (Textiles & apparel)                               1.4%
JAKKS Pacific (Household products)                                    1.0
Forest City Enterprises Cl A (Real estate)                            1.0
LNR Property (Building materials & construction)                      1.0
Trammell Crow (Real estate)                                           1.0
Cross Country Healthcare (Health care services)                       0.8
Brascan Cl A (Multi-industry)                                         0.8
Agrium (Chemicals)                                                    0.7
CommScope (Telecom equipment & services)                              0.7
eFunds (Computer software & services)                                 0.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Value Fund is managed by independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. For the six-month period ended Nov. 30, 2003, the Fund's Class A shares provided a total return of 24.60%, excluding sales charge. For the same period, the Fund's benchmark, the Russell 2000(R) Value Index, rose 23.03% while the Fund's peer group, as represented by the Lipper Small-Cap Value Funds Index, gained 25.65%. Royce & Associates, Third Avenue and Goldman Sachs managed 55%, 30% and 15% of the Fund's portfolio, respectively, as of Nov. 30, 2003.

Goldman Sachs began managing its portion of the Fund on Aug. 11, 2003, replacing National City Investment Management. National City's portion underperformed the Fund's benchmark and peer group for that portion of the fiscal period during which the firm managed Fund assets.

On Dec. 22, 2003, Third Avenue advised American Express Financial Corporation of its intent to resign as subadviser to the Fund. A search for a replacement subadviser is ongoing. Third Avenue will continue to manage a portion of the Fund's portfolio until such time a new subadviser(s) is hired.

(bar chart)
                         PERFORMANCE COMPARISON
              For the six-month period ended Nov. 30, 2003
30%
                                                  (bar 3)
25%     (bar 1)               (bar 2)             +25.65%
        +24.60%               +23.03%
20%

15%

10%

 5%

 0%

(bar 1) AXP Partners Small Cap Value Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Small-Cap Value Funds Index(2)

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 Companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We would also expect the next market phase to be more balanced with greater emphasis on quality.(end callout quote)

-- Royce & Associates

Q: What factors most significantly influenced the performance of your portion of the Fund's portfolio?

     Royce: Our portion of the Fund slightly underperformed the Fund's benchmark and peers. This resulted from the ongoing strength of the technology sector, which contained many stocks that did not meet our value investment discipline. As small-cap value managers, we seek higher

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                     Class C                   Class Y
(Inception dates)           (6/18/01)              (6/18/01)                   (6/18/01)                 (6/18/01)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)      POP(5)
as of Nov. 30, 2003
6 months*               +24.60%    +17.45%    +24.55%      +19.55%       +24.25%       +23.25%      +24.51%     +24.51%
1 year                  +31.60%    +24.03%    +31.08%      +27.08%       +31.02%       +31.02%      +31.74%     +31.74%
Since inception         +11.00%     +8.36%    +10.36%       +8.93%       +10.43%       +10.43%      +11.15%     +11.15%

as of Dec. 31, 2003
6 months*               +23.98%    +16.86%    +24.17%      +19.17%       +24.12%       +23.12%      +24.13%     +24.13%
1 year                  +39.35%    +31.33%    +39.21%      +35.21%       +38.82%       +38.82%      +39.48%     +39.48%
Since inception         +11.51%     +8.94%    +10.90%       +9.54%       +10.97%       +10.97%      +11.65%     +11.65%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     quality companies that we believe have strong balance sheets and high internal rates of return. Higher quality companies have only recently begun to benefit from the market rally. Their resurgence helped our portion of the Fund close the performance gap with the benchmark. In addition, we had a few poor performers, such as the once promising property and casualty reinsurer PMA Capital and private correctional facility manager Cornell Companies. We sold both holdings due to balance sheet and stock price deterioration.

     While many of our portfolio's sectors posted net gains for the six-month period, technology, consumer products, natural resources and health care turned in especially strong performances. Rising prices led us to sell our position in Nautica Enterprises after a takeover bid was announced in July. We also took some gains in a top performer, circuit board maker TTM Technologies, and sold our position in business management software company JDA Software. Finally, we sold off positions at net gains in retailers American Eagle Outfitters and Michael's Stores as well as in gold mining firm Kinross Gold.

     Third Avenue: Our portion of the Fund's results were driven primarily by appreciation in our technology, real estate and consumer-related holdings. In particular, our semiconductor capital equipment and electronics holdings -- such as Electro Scientific Industries, Credence Systems, Advanced Power Technology, TriQuint Semiconductor and AVX Inc. -- were all strong contributors. Additionally, our investments in cable equipment companies performed quite well, led by Commscope and Scientific Atlanta. Other major contributors during the quarter included Trinity Industries, a producer of rail cars and other industrial products; Trammel Crow Co., a real estate services company; Circuit City, a retailer; and Maxwell Shoe, a women's footwear producer. Our performance was negatively affected by depreciation in only a few holdings, including SFK Pulp and Modtech.

     Goldman Sachs: Since the end of May, the stock market has continued to be influenced by small, low-quality companies that we believe are now near peak valuations. In the second half of the period, we saw a slight trend back toward quality companies with solid or improving financials and strong management teams. Our relative underperformance was broad based as the majority of sectors negatively contributed to performance. We believe these results were an indication of our approach being out of favor in the market, rather than a specific stock selection issue.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Good stock selection in the basic materials, industrials and technology sectors helped our performance. (end callout quote)

-- Goldman Sachs

     A primary detractor from performance was Tropical Sportswear, a men's apparel manufacturer. The stock fell based on the news of lower-than-expected financial results, as well as management changes. In financials, negative news surrounding a management change at LaBranche and the need to suspend its dividend payments caused its stock price to fall. Also Sensient Technologies, a global supplier of colors, flavors and fragrances, performed poorly during the period.

     Good stock selection in the basic materials, industrials and technology sectors helped our performance. For example, Wabash National, a truck trailer manufacturer, was the top performer during the period. Also, Schnitzer Steel, one of the largest metal recycling businesses in the U.S., and Agrium, a nitrogen and phosphate production company, were strong contributors. Finally, Commercial Metals, with its diversified set of businesses, and Caraustar, a leading recycled paperboard manufacturer, boosted results for our portion of the Fund as well.

Q:   What changes did you make to your portfolio during the period?

     Royce: One drawback to higher quality stocks beginning to participate in the market rally was the relative scarcity of attractive purchase candidates. We sold some technology and consumer discretionary stock holdings as prices increased well beyond our expectations. We also increased positions in several health and natural resources companies. Our belief is that Medicaid, HMOs and nursing services businesses represent terrific potential in a country with an aging population. We also think that domestic natural gas producers should remain profitable, as we anticipate that demand for this energy source should continue to grow.

     Third Avenue: During the period, a major new area of investment was temporary healthcare staffing, specifically AMN Healthcare and Cross Country Healthcare. These companies, which represent about 70% of the traveling nurse industry, provide nurses to healthcare facilities throughout the country. We expect them to benefit as our country suffers from a major nursing shortage. Additionally, we initiated positions in Quanta Services, a specialized contracting company focused on the electric power, gas, telecommunications and cable industries; Brit Insurance, a U.K.-based property and

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     casualty insurance company; Skyline, a producer of manufactured homes and recreational vehicles; and JAKKS Pacific, a designer, developer and producer of toys. Finally, we acquired preferred stock in Koger Equity, an office REIT.

     Based on our belief that the mortgage refinancing boom is coming to an abrupt end, we eliminated title insurers First American Corp. and Stewart Information Services following significant appreciation. We also sold Ciena, which we determined was grossly overvalued after roughly doubling in price. Finally we reduced our positions in several other technology holdings, following significant appreciation.

     Goldman Sachs: Within the bank sector, we positioned our portfolio to be geographically diversified with some concentration in the growing markets of Florida and Southern California. In addition, we looked for turnaround stories such as Citizens Banking, a Michigan-based bank with a new management team that has been making operational and credit quality improvements. In technology, we sold out of Entegris and Pinnacle Systems, as these companies underperformed in what should have been a strong environment.

     We initiated new positions in Artisan Components and Ditech Communications and added to Lionbridge, a provider of global outsource testing services. In consumer cyclicals, we eliminated Dial Corp as this home products company experienced a solid run and moved out of the small-cap universe.

Q: What is your outlook for the coming months and how are you positioning your portion of the Fund?

     Royce: Our outlook is cautious. In our opinion, the recent outperformance of speculative issues and micro-cap companies represents a snapback from the October 2002 market bottom. Typically, these are not the areas of the stock market that lead in new bull markets. Despite impressive recent returns, we firmly believe that we are still in the midst of a low-return period. It would not surprise us to see a short-term correction in the coming months. We would use any price weakness to add new companies and build existing positions in our portfolio. We would also expect the next market phase to be more balanced with greater emphasis on quality.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     We continue to look for what we believe is good value on a stock-by-stock basis. The rally has made attractively valued small-company businesses more difficult for us to find, so we have increased our cash position in the past three months. Although we are still finding value in natural resources and health companies, we believe the overall stock market is not offering many strong purchase opportunities.

     Goldman Sachs: While it seems that the strength in stock prices over the past few months has reflected investors' increased optimism rather than improving fundamentals, it is difficult to predict what the next year will bring. Although we are disappointed in our portfolio's relative underperformance, exuberant markets tend to be short-lived and low-quality companies are likely to underperform over the long run. Our focus on quality value stocks at attractive valuations has served us well in the majority of market environments. We believe that over a full market cycle, our consistent, disciplined approach to identifying high quality, cash-generative businesses will enable our portfolio to perform well longer term.

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9   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Value Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (91.1%)
Issuer                                            Shares             Value(a)

Aerospace & defense (1.1%)
Curtiss-Wright                                    57,600           $4,718,015
DRS Technologies                                   5,818(b)           154,177
Ducommun                                          53,184(b)         1,184,408
EDO                                               21,160              441,186
Herley Inds                                       15,299(b)           295,577
MTC Technologies                                  68,083(b)         2,039,086
REMEC                                            116,200(b)         1,303,764
Total                                                              10,136,213

Airlines (0.1%)
AirTran Holdings                                  42,216(b)           623,108

Automotive & related (1.3%)
American Axle & Mfg Holdings                      39,472(b)         1,564,275
Spartan Motors                                    68,100              646,950
Strattec Security                                 60,000(b)         3,570,000
Superior Inds Intl                                 9,912              440,886
Wescast Inds Cl A                                104,900(c)         2,937,200
Winnebago Inds                                    61,800            3,415,686
Total                                                              12,574,997

Banks and savings & loans (2.7%)
Alabama Natl Bancorp                               6,871              371,034
BankUnited Financial Cl A                         45,409(b)         1,155,659
Berkshire Hills Bancorp                           13,947              472,106
Brookline Bancorp                                336,101            5,048,236
Capital Corp of the West                           3,871              147,679
Citizens Banking                                  48,652            1,533,511
Community First Bankshares                        34,911              995,662
Corus Bankshares                                  11,082              690,409
Fidelity Bankshares                               27,102              752,081
First Community Bancorp                           19,939              735,350
First Niagara Financial Group                     78,677            1,195,104
First Oak Brook Bancshares                        12,138              377,492
Greater Bay Bancorp                               77,115            2,004,989
IBERIABANK                                        19,272            1,117,391
IndyMac Bancorp                                   48,236            1,427,786
Interchange Financial Services                     5,727              131,492
Main Street Banks                                 28,994              767,761
Net.Bank                                          21,252              278,401
PFF Bancorp                                       45,611            1,705,850
Republic Bancorp                                  81,244            1,117,109
Republic Bancshares                               28,991              864,802
Southcoast Financial                               9,945              206,359
Sterling Bancorp                                  12,021              352,336
United Community Banks                            18,475              623,716
Western Sierra Bancorp                               966               42,166
Wintrust Financial                                16,906              757,220
Total                                                              24,871,701

Broker dealers (1.2%)
Affiliated Managers Group                         14,258(b)           948,157
BKF Capital Group                                  4,100(b)            95,325
E*TRADE Group                                    287,800(b)         3,116,874
Instinet Group                                 1,171,100(b)         6,277,096
LaBranche                                         77,948              644,630
Total                                                              11,082,082

Building materials & construction (3.0%)
Drew Inds                                         35,800(b)           964,452
ElkCorp                                           22,352              568,188
Florida Rock Inds                                105,250            6,051,875
Hughes Supply                                     44,482            2,032,827
LNR Property                                     211,400            9,354,451
Simpson Mfg                                      131,400(b)         6,464,880
Standard Pacific                                  29,485            1,472,186
Texas Inds                                         5,197              151,804
Universal Forest Products                         20,607              627,277
Total                                                              27,687,940

Chemicals (1.6%)
Agrium                                           429,068(c)         6,998,099
Albemarle                                         80,730            2,284,659
Cytec Inds                                        10,385(b)           376,456
Minerals Technologies                             17,273              923,242
TETRA Technologies                               196,879(b)         4,410,090
Total                                                              14,992,546

Computer hardware (0.7%)
Black Box                                         81,400            3,561,249
Hutchinson Technology                             59,508(b)         1,938,176
Komag                                             28,765(b)           474,335
Varian                                            18,278(b)           741,356
Total                                                               6,715,116

See accompanying notes to investments in securities.

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10   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Computer software & services (7.0%)
American Management Systems                      136,800(b)        $2,039,688
Brooktrout                                       198,600(b)         2,923,392
Comverse Technology                              304,300(b)         5,851,689
eFunds                                           394,100(b)         6,837,636
Enterasys Networks                               195,149(b)           837,189
First Consulting Group                           294,500(b)         1,552,015
Geac Computer                                    983,800(b,c)       5,335,633
Group 1 Software                                  69,000(b)         1,230,960
InterVideo                                         6,400(b)            68,480
Lionbridge Technologies                          213,743(b)         2,308,424
MAXIMUS                                          132,300(b)         5,014,170
Natl Processing                                  163,900(b)         3,974,575
NDCHealth                                         23,390              625,683
NetIQ                                             91,937(b)         1,102,325
OPNET Technologies                                32,516(b)           584,963
PC-Tel                                            46,900(b)           419,755
Perot Systems Cl A                               404,800(b)         5,019,520
Pervasive Software                               245,100(b)         1,825,995
PLATO Learning                                   111,400(b)         1,106,202
Plumtree Software                                126,900(b)           640,718
PRG-Schultz Intl                                 133,874(b)           662,676
Rimage                                            89,200(b)         1,364,760
SeeBeyond Technology                             125,491(b)           486,905
SPSS                                              50,100(b)           970,437
Sybase                                           204,600(b)         4,194,300
Transaction Systems
   Architects Cl A                               204,800(b)         4,030,464
Ulticom                                          226,200(b)         2,447,484
VitalWorks                                       306,700(b)         1,530,433
Total                                                              64,986,471

Electronics (7.2%)
Actel                                             15,469(b)           424,005
Advanced Power Technology                        226,900(b)         1,862,849
American Power Conversion                         37,100              811,006
Anaren                                            93,900(b)         1,405,683
Artisan Components                                20,831(b)           430,556
AVX                                              379,700            5,733,470
Bel Fuse Cl B                                    216,500            6,280,665
C&D Technologies                                  62,600            1,253,252
Cable Design Technologies                        159,200(b)         1,617,472
Credence Systems                                 174,900(b)         2,266,704
CyberOptics                                      263,900(b)         2,628,444
Electro Scientific Inds                          181,400(b)         4,362,670
Entegris                                         190,800(b)         2,449,872
ESS Technology                                   128,400(b)         2,141,712
Fairchild Semiconductor Intl Cl A                 52,000(b)         1,352,000
Fargo Electronics                                 70,410(b)         1,001,230
Franklin Electric                                 11,496              720,224
GrafTech Intl                                    144,674(b)         1,712,940
KEMET                                            508,200(b)         6,708,241
LoJack                                             9,177(b)            81,308
Nu Horizons Electronics                          516,600(b)         4,143,132
Park Electrochemical                             181,300            4,632,215
ParthusCeva                                       95,700(b)           837,375
Power Integrations                                18,998(b)           688,298
ScanSource                                        23,814(b)         1,041,624
Tektronix                                        124,000            3,416,200
Tessera Technologies                              15,427(b)           281,543
TriQuint Semiconductor                           418,400(b)         3,380,672
TTM Technologies                                 183,500(b)         3,101,150
Universal Electronics                             86,400(b)         1,179,274
Total                                                              67,945,786

Energy (2.4%)
Brown (Tom)                                      167,700(b)         4,688,891
Fording Canadian Coal Trust                      165,100(c)         4,363,593
Frontier Oil                                      37,339              645,965
Houston Exploration                              118,300(b)         4,035,213
Patina Oil & Gas                                  35,503            1,593,375
Remington Oil & Gas                              164,900(b)         2,943,465
South Jersey Inds                                  8,917              351,330
St. Mary Land & Exploration                      130,000            3,341,000
Total                                                              21,962,832

Energy equipment & services (3.5%)
Cimarex Energy                                   177,697(b)         4,108,355
Ensign Resource Service Group                    312,800(c)         4,605,733
Evergreen Resources                               49,377(b)         1,384,037
Hydril                                            16,060(b)           383,352
Oil States Intl                                  190,100(b)         2,387,656
Patterson-UTI Energy                              56,700(b)         1,628,991
Precision Drilling                               160,600(b,c)       6,316,398
Range Resources                                   77,666(b)           613,561
RPC                                               76,900              772,845
Unit Corp                                        264,600(b)         5,450,760
Willbros Group                                   409,200(b,c)       5,184,564
Total                                                              32,836,252

Engineering & construction (1.5%)
Avatar Holdings                                   79,900(b)         2,704,615
Dycom Inds                                       110,800(b)         2,808,780
Keith Companies                                  204,000(b)         2,909,040
Lennox Intl                                       27,151              461,567
Modtech Holdings                                 246,200(b)         2,040,998
Quanta Services                                  374,900(b)         2,867,985
Total                                                              13,792,985

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Environmental services (0.1%)
TRC Companies                                     19,977(b)          $403,735
Waste Connections                                 17,519(b)           648,203
Total                                                               1,051,938

Finance companies (0.2%)
Accredited Home Lenders Holding                   21,782(b)           676,331
Financial Federal                                 38,847(b)         1,277,678
National Financial Partners                        5,661(b)           143,223
Total                                                               2,097,232

Financial services (1.1%)
American Capital Strategies                       20,175              590,119
Irwin Financial                                   34,480            1,043,365
Jones Lang LaSalle                               180,200(b)         3,775,190
Sky Financial Group                               29,527              740,242
SWS Group                                         65,100(f)         1,224,531
Westwood Holdings Group                          145,450(d)         2,485,013
Total                                                               9,858,460

Food (0.2%)
American Italian Pasta Cl A                       14,053(b)           534,014
Hain Celestial Group                               7,456(b)           172,010
Sensient Technologies                             60,622            1,142,725
Total                                                               1,848,749

Furniture & appliances (1.3%)
Aaron Rents                                       53,601            1,136,341
American Woodmark                                 49,600            2,579,200
Hooker Furniture                                   2,300               96,577
Natuzzi ADR                                      393,600(c)         3,943,872
Stanley Furniture                                 21,900              698,829
Thomas Inds                                      125,000            3,940,000
Total                                                              12,394,819

Health care products (3.6%)
Antigenics                                       284,100(b,f)       3,505,794
Coherent                                         131,100(b)         3,138,534
Endo Pharmaceuticals Holdings                    299,000(b)         5,633,160
Kos Pharmaceuticals                               22,212(b)           988,434
Lexicon Genetics                                 248,600(b)         1,305,150
Nutraceutical Intl                                79,200(b)         1,025,640
Ocular Sciences                                  143,600(b)         4,111,268
Perrigo                                          331,100            4,996,299
Serologicals                                     163,000(b)         2,811,750
Sybron Dental Specialists                         19,132(b)           551,193
Theragenics                                      584,200(b)         2,868,422
United Therapeutics                               23,793(b)           447,784
Viasys Healthcare                                 70,400(b)         1,441,088
Vital Signs                                       35,400            1,162,182
Total                                                              33,986,698

Health care services (4.1%)
Applera - Cerera Genomics Group                  257,200(b)         3,490,204
Centene                                          117,200(b)         3,598,040
Covance                                          166,082(b)         4,339,723
Cross Country Healthcare                         546,200(b)         8,138,380
Curative Health Services                         162,100(b)         2,104,058
Healthcare Services Group                        110,500            2,186,795
Horizon Health                                   196,100(b)         4,453,431
Lifeline Systems                                   4,174(b)           146,090
Molina Healthcare                                 76,100(b)         1,757,910
Option Care                                      140,400(b)         1,395,576
PAREXEL Intl                                     145,300(b)         2,685,144
Priority Healthcare Cl B                          26,726(b)           612,827
Radiologix                                       158,782(b)           484,285
U.S. Physical Therapy                            121,400(b)         1,787,008
United Surgical Partners Intl                     27,457(b)           878,624
Total                                                              38,058,095

Home building (1.2%)
Alexander & Baldwin                              187,700            5,905,042
Beazer Homes USA                                   8,530(b)           910,236
Monaco Coach                                      20,465(b)           476,016
Skyline                                           98,200            3,152,220
WCI Communities                                   13,775(b)           277,980
Total                                                              10,721,494

Household products (2.9%)
Action Performance Companies                      52,700            1,023,434
Elizabeth Arden                                   68,757(b)         1,396,455
Energizer Holdings                                89,800(b)         3,402,522
Helen of Troy                                     14,755(b,c)         334,201
JAKKS Pacific                                    722,983(b)         9,825,338
Jarden                                            62,196(b)         1,682,402
Nu Skin Enterprises Cl A                         282,500            4,907,025
Oneida                                            59,699              283,570
Yankee Candle                                    155,600(b)         4,593,312
Total                                                              27,448,259

Industrial transportation (0.9%)
ArvinMeritor                                      36,900              733,203
Heartland Express                                 27,055              656,625
Landstar System                                   33,758(b)         1,215,288
OMI                                              152,194(b)         1,120,148
SCS Transportation                                36,709(b)           610,471
Wabash Natl                                      131,467(b)         3,658,726
Total                                                               7,994,461

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Insurance (6.9%)
Alleghany                                          5,100           $1,050,600
AMERIGROUP                                        58,000(b)         2,546,780
AmerUs Group                                      92,390            3,321,421
Arch Capital Group                                17,600(b,c)         650,496
Argonaut Group                                   115,700            1,851,200
Brit Insurance Holdings                        2,399,200(b,c)       3,053,436
CNA Surety                                       310,000(b)         3,000,800
Donegal Group Cl A                                15,107              303,651
E-L Financial                                     23,500(c)         5,604,277
Erie Indemnity Cl A                               60,700            2,437,105
FBL Financial Group Cl A                         141,400            3,697,610
Hooper Holmes                                    225,700            1,383,541
Horace Mann Educators                             31,153              420,877
Hub Intl                                          34,653(c)           569,002
Leucadia Natl                                    107,000            4,547,500
MONY Group                                        68,300(f)         2,152,816
Navigators Group                                  18,294(b)           581,932
Ohio Casualty                                    108,900(b)         1,852,389
Phoenix Companies                                467,281(f)         5,256,911
ProAssurance                                     199,472(b)         6,163,685
Reinsurance Group of America                      62,900            2,336,735
RLI                                               67,035            2,426,667
Scottish Annuity & Life Holdings                 175,400(c)         3,674,630
Selective Insurance Group                         11,634              377,058
StanCorp Financial Group                          15,141              947,221
U.S.I. Holdings                                   41,207(b)           525,801
Universal American Financial                     310,900(b)         3,236,469
Total                                                              63,970,610

Investment companies (1.2%)
iShares Russell 2000 Value
   Index Fund                                     41,300            6,455,190
SFK Pulp Fund                                    841,600(b,c)       4,273,067
Total                                                              10,728,257

Leisure time & entertainment (2.7%)
Arctic Cat                                       182,200            4,330,894
Argosy Gaming                                     31,087(b)           787,745
Callaway Golf                                    297,900(f)         4,894,496
Concord Camera                                    71,767(b)           866,228
Multimedia Games                                  96,100(b)         3,933,373
Radica Games                                     162,650(b,c)       1,136,924
RC2                                              212,900(b)         4,530,512
Thor Inds                                         44,100            2,689,218
Topps                                            191,400            2,017,356
Total                                                              25,186,746

Lodging & gaming (0.6%)
Dover Downs Gaming &
   Entertainment                                 327,200(d)         2,977,520
GTECH Holdings                                    17,935              892,446
Station Casinos                                   42,813            1,334,909
Total                                                               5,204,875

Machinery (3.9%)
Alamo Group                                      309,700            4,561,881
Blyth                                            105,200            3,161,260
Denison Intl ADR                                 200,700(b,c)       4,315,050
FLIR Systems                                      18,346(b)           632,203
Harsco                                            30,200            1,197,732
Lincoln Electric Holdings                        192,000            4,861,440
Lindsay Mfg                                       81,400            1,983,718
Lydall                                           101,212(b)         1,238,835
Makita ADR                                        75,900(c)           687,654
Semitool                                         543,800(b)         6,188,444
Terex                                             49,875(b)         1,286,276
Trinity Inds                                     239,200            6,207,240
Total                                                              36,321,733

Media (0.5%)
ADVO                                              27,306              824,914
Courier                                           17,800              988,078
Harland (John H)                                  11,838              324,361
Journal Register                                  37,262(b)           743,377
Macrovision                                       19,866(b)           454,931
Regent Communications                            125,901(b)           819,616
Saga Communications Cl A                          16,042(b)           280,254
Total                                                               4,435,531

Metals (2.4%)
Apex Silver Mines                                180,200(b,c)       3,090,430
ASA                                               71,500(c,f)       3,371,940
Commercial Metals                                 71,738            1,846,536
Eldorado Gold                                    473,500(b,c)       1,737,745
Gibraltar Steel                                   17,700              431,526
Goldcorp                                         333,600(c)         5,971,441
Maverick Tube                                     59,579(b)         1,101,020
Mueller Inds                                      38,057(b)         1,230,002
RTI Intl Metals                                  208,800(b)         2,829,240
Schnitzer Steel Inds Cl A                         11,358              614,581
Total                                                              22,224,461

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Multi-industry (3.0%)
Actuant Cl A                                      36,101(b)        $1,120,936
AMN Healthcare Services                          304,429(b,f)       5,169,204
Baldor Electric                                   14,139              306,816
Brascan Cl A                                     243,300(c)         7,289,268
Cornell Companies                                 41,000(b)           516,600
FTI Consulting                                    55,700(b)         1,223,729
Imation                                           13,967              474,180
Lancaster Colony                                  37,000            1,544,750
Medical Staffing
   Network Holdings                               93,164(b)           908,349
On Assignment                                    441,000(b)         2,235,870
SOURCECORP                                        38,200(b)           934,372
Wesco Financial                                    2,570              897,059
Woodward Governor                                102,700            5,122,676
Total                                                              27,743,809

Paper & packaging (1.2%)
Caraustar Inds                                   204,384(b)         2,381,074
St. Joe                                          115,700            4,026,360
TimberWest Forest                                541,000(b,c)       5,042,119
Wausau-Mosinee Paper                              12,042              148,117
Total                                                              11,597,670

Precious metals (2.5%)
Glamis Gold                                      359,200(b,c)       6,250,080
Gold Fields ADR                                  157,000(c)         2,149,330
Golden Star Resources                            478,200(b,f)       3,605,628
Hecla Mining                                     719,700(b)         5,340,174
Meridian Gold                                    291,700(b,c)       4,299,658
Minefinders                                      220,600(b,c)       1,899,366
Total                                                              23,544,236

Real estate (3.3%)
American Financial Realty Trust                   18,882              320,994
Catellus Development                             268,800            6,316,800
Forest City Enterprises Cl A                     201,763            9,466,720
Trammell Crow                                    684,600(b)         9,207,870
Wellsford Real Properties                        277,200(b)         4,989,600
Total                                                              30,301,984

Real estate investment trust (1.3%)
Brandywine Realty Trust                           25,892              700,379
Capital Automotive                                 9,490              302,399
Commercial Net Lease Realty                       51,178              916,086
Correctional Properties Trust                     50,677            1,413,887
Entertainment Properties Trust                    29,324            1,013,731
Healthcare Realty Trust                           21,254              741,765
Highwoods Properties                              11,609              284,885
LaSalle Hotel Properties                          17,670              321,241
Lexington Corporate
   Properties Trust                               37,597              742,165
MFA Mtge Investments                              37,525              363,993
Parkway Properties                                27,356            1,175,761
Post Properties                                   12,898              370,173
Prentiss Properties Trust                         41,135            1,306,036
RAIT Investment Trust                             45,008            1,158,506
Summit Properties                                 64,157            1,466,628
Total                                                              12,277,635

Restaurants (1.5%)
Bob Evans Farms                                   54,700            1,688,042
Buca                                             105,164(b)           594,177
California Pizza Kitchen                          16,408(b)           303,548
CEC Entertainment                                 46,700(b)         2,348,076
Jack in the Box                                  232,300(b)         4,843,454
Ryan's Family Steak Houses                       250,900(b)         3,723,356
Total Entertainment Restaurant                    42,988(b)           520,585
Total                                                              14,021,238

Retail -- general (3.9%)
AnnTaylor Stores                                  65,696(b)         2,610,759
Big Lots                                         172,100(b)         2,522,986
Brookstone                                        43,842(b)         1,040,809
Buckle                                           163,400            3,575,192
Cato Cl A                                        147,800            3,086,064
Circuit City Stores                              425,000            5,533,500
Deb Shops                                         63,400            1,256,588
Department 56                                    118,400(b)         1,672,992
Dress Barn                                       414,230(b)         6,064,327
Electronics Boutique Holdings                     70,000(b)         1,703,800
Fossil                                            97,136(b)         2,831,514
Gymboree                                          44,615(b)           758,901
Linens `N Things                                  22,840(b)           671,724
School Specialty                                  21,367(b)           618,788
Too                                               38,184(b)           696,858
Tuesday Morning                                   18,608(b)           594,712
Weis Markets                                      19,800              702,900
Wilsons The Leather Experts                       25,350(b)           157,424
Zale                                              10,398(b)           563,052
Total                                                              36,662,890

Telecom equipment & services (2.9%)
Andrew Corp                                       22,814(b)           268,521
Catapult Communications                          216,700(b)         3,276,504
CommScope                                        437,100(b)         6,976,116
Ditech Communications                             35,575(b)           624,341

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Telecom equipment & services (cont.)
ECtel                                            421,800(b,c)      $2,193,360
Scientific-Atlanta                                80,000            2,310,400
Somera Communications                            917,400(b)         1,302,708
Sycamore Networks                                526,700(b)         2,802,044
Tellabs                                          361,600(b)         2,892,800
West                                             166,581(b)         3,947,970
Total                                                              26,594,764

Textiles & apparel (3.2%)
Charlotte Russe Holdings                          30,194(b)           454,420
Cutter & Buck                                    317,900(b)         2,463,725
K-Swiss Cl A                                       9,573              466,301
Kellwood                                          31,913            1,220,353
Madden (Steven)                                  164,300(b)         3,512,734
Maxwell Shoes Cl A                               749,450(b,d)      13,182,825
Oakley                                           223,600            2,929,160
Oshkosh B'Gosh Cl A                               35,654              770,126
Polo Ralph Lauren                                146,000            4,333,280
Tropical Sportswear Intl                         102,058(b)           427,623
Unifi                                             34,581(b)           177,401
Total                                                              29,937,948

Utilities -- electric (0.3%)
Avista                                            19,464              343,345
Central Vermont Public Service                     6,435              153,797
CH Energy Group                                    6,198              272,092
El Paso Electric                                  80,794(b)         1,026,083
Empire District Electric                          11,832              250,365
MGE Energy                                         1,182               37,836
PNM Resources                                     34,182              957,438
Total                                                               3,040,956

Utilities -- natural gas (0.6%)
AGL Resources                                     18,443              523,781
Atmos Energy                                      17,511              431,646
Energen                                            9,454              368,139
Northwest Natural Gas                             46,953            1,432,067
Piedmont Natural Gas                               8,070              330,709
Syntel                                            92,300            2,348,111
WGL Holdings                                      22,236              594,368
Total                                                               6,028,821

Utilities -- telephone (0.3%)
Lightbridge                                      310,500(b)         2,990,115

Total common stocks
(Cost: $698,343,927)                                             $848,482,513

Preferred stocks (0.3%)
Issuer                                            Shares             Value(a)

Koger Equity
  8.50%                                           53,800           $1,427,314
United Fire & Casualty Insurance
  6.38% Cv Series A                               50,500            1,451,875

Total preferred stocks
(Cost: $2,608,500)                                                 $2,879,189

Bond (1.6%)
U.S. government obligation & agency
Issuer                       Coupon              Principal           Value(a)
                              rate                amount
U.S. Treasury
  08-31-04                    2.13%          $15,000,000          $15,099,615

Total bond
(Cost: $15,106,938)                                               $15,099,615

Short-term securities (9.8%)
Issuer                     Annualized             Amount             Value(a)
                          yield on date         payable at
                           of purchase           maturity

Commercial paper
Barton Capital
  12-01-03                    1.06%          $11,904,000(e)       $11,902,949
CAFCO
  12-01-03                    1.05             5,196,000(e)         5,195,545
Fairway Finance
  12-01-03                    1.05            11,200,000(e)        11,199,021
Lehman Brothers Holdings
  12-01-03                    1.05            42,400,000           42,396,290
Windmill Funding
  12-01-03                    1.06            20,500,000(e)        20,498,188

Total short-term securities
(Cost: $91,194,662)                                               $91,191,993

Total investments in securities
(Cost: $807,254,027)(g)                                          $957,653,310

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Nov. 30, 2003, the value of foreign securities represented 11.5% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Nov. 30, 2003 are as follows:

     Issuer                          Beginning        Purchase      Sales        Ending     Dividend      Value(a)
                                       cost             cost        cost          cost       income
     Dover Downs Gaming
       & Entertainment*            $3,265,604       $       --   $  239,525   $ 3,026,079   $ 33,650    $ 2,977,520
     Maxwell Shoes Cl A                    --        8,609,962           --     8,609,962         --     13,182,825
     Westwood Holdings Group*       3,566,380               --    1,662,191     1,904,189    155,207      2,485,013
                                   ----------       ----------   ----------   -----------   --------    -----------
     Total                         $6,831,984       $8,609,962   $1,901,716   $13,540,230   $188,857    $18,645,358
                                   ----------       ----------   ----------   -----------   --------    -----------

     * Issuer was not an affiliate for the entire period ended Nov. 30, 2003.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Security is partially or fully on loan. See Note 5 to the financial statements.

(g) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $807,254,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 173,352,000
     Unrealized depreciation                                      (22,953,000)
                                                                  -----------
     Net unrealized appreciation                                $ 150,399,000
                                                                -------------

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

Nov. 30, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $793,713,797)                    $939,007,952
   Investments in securities of affiliated issuers (identified cost $13,540,230)                         18,645,358
                                                                                                         ----------
Total investments in securities (identified cost $807,254,027)                                          957,653,310
Capital shares receivable                                                                                   965,777
Dividends and accrued interest receivable                                                                 1,633,754
Receivable for investment securities sold                                                                 7,039,519
                                                                                                          ---------
Total assets                                                                                            967,292,360
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                        14,653,806
Capital shares payable                                                                                      664,994
Payable for investment securities purchased                                                               4,248,782
Payable upon return of securities loaned (Note 5)                                                        15,750,600
Accrued investment management services fee                                                                   47,635
Accrued distribution fee                                                                                     26,908
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                  15,066
Accrued administrative services fee                                                                           3,721
Other accrued expenses                                                                                      119,225
                                                                                                            -------
Total liabilities                                                                                        35,530,738
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $931,761,622
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,492,181
Additional paid-in capital                                                                              784,950,357
Net operating loss                                                                                       (2,788,101)
Accumulated net realized gain (loss) (Note 7)                                                            (2,290,810)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   150,397,995
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $931,761,622
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $585,477,829
                                                            Class B                                    $325,739,269
                                                            Class C                                    $ 20,313,605
                                                            Class Y                                    $    230,919
Net asset value per share of outstanding capital stock:     Class A shares             93,248,816      $       6.28
                                                            Class B shares             52,655,618      $       6.19
                                                            Class C shares              3,277,002      $       6.20
                                                            Class Y shares                 36,671      $       6.30
                                                                                           ------      ------------
* Including securities on loan, at value (Note 5)                                                      $ 14,963,760
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends (including $188,857 earned from affiliates)                                                  $  4,395,574
Interest                                                                                                    446,640
Fee income from securities lending (Note 5)                                                                  28,471
   Less foreign taxes withheld                                                                             (129,442)
                                                                                                           --------
Total income                                                                                              4,741,243
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,534,711
Distribution fee
   Class A                                                                                                  628,383
   Class B                                                                                                1,410,146
   Class C                                                                                                   88,592
Transfer agency fee                                                                                       1,190,972
Incremental transfer agency fee
   Class A                                                                                                   78,483
   Class B                                                                                                   79,558
   Class C                                                                                                    5,678
Service fee -- Class Y                                                                                          134
Administrative services fees and expenses                                                                   305,195
Compensation of board members                                                                                 5,341
Custodian fees                                                                                              125,580
Printing and postage                                                                                        144,864
Registration fees                                                                                            13,981
Audit fees                                                                                                    9,000
Other                                                                                                         7,268
                                                                                                              -----
Total expenses                                                                                            7,627,886
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (63,388)
                                                                                                            -------
                                                                                                          7,564,498
   Earnings credits on cash balances (Note 2)                                                                (2,295)
                                                                                                             ------
Total net expenses                                                                                        7,562,203
                                                                                                          ---------
Investment income (loss) -- net                                                                          (2,820,960)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including $848,662 realized gain from affilliates) (Note 3)                    33,227,750
   Foreign currency transactions                                                                             52,801
                                                                                                             ------
Net realized gain (loss) on investments                                                                  33,280,551
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   146,469,398
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   179,749,949
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $176,928,989
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Value Fund
                                                                                 Nov. 30, 2003         May 31, 2003
                                                                               Six months ended         Year ended
                                                                                  (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                   $ (2,820,960)       $  (5,563,782)
Net realized gain (loss) on investments                                             33,280,551          (35,174,948)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              146,469,398          (34,670,027)
                                                                                   -----------          -----------
Net increase (decrease) in net assets resulting from operations                    176,928,989          (75,408,757)
                                                                                   -----------          -----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                                --           (2,214,992)
     Class B                                                                                --           (1,322,770)
     Class C                                                                                --              (80,563)
     Class Y                                                                                --               (1,482)
                                                                                   -----------          -----------
Total distributions                                                                         --           (3,619,807)
                                                                                   -----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          85,870,521          202,614,805
   Class B shares                                                                   37,690,762          118,978,507
   Class C shares                                                                    2,448,442            8,392,851
   Class Y shares                                                                       29,805               81,591
Reinvestment of distributions at net asset value
   Class A shares                                                                           --            2,194,387
   Class B shares                                                                           --            1,308,573
   Class C shares                                                                           --               78,051
   Class Y shares                                                                           --                1,428
Payments for redemptions
   Class A shares                                                                  (45,153,421)        (104,634,387)
   Class B shares (Note 2)                                                         (28,917,073)         (62,445,447)
   Class C shares (Note 2)                                                          (1,910,659)          (2,626,785)
   Class Y shares                                                                     (148,302)             (25,167)
                                                                                   -----------          -----------
Increase (decrease) in net assets from capital share transactions                   49,910,075          163,918,407
                                                                                    ----------          -----------
Total increase (decrease) in net assets                                            226,839,064           84,889,843
Net assets at beginning of period                                                  704,922,558          620,032,715
                                                                                   -----------          -----------
Net assets at end of period                                                       $931,761,622        $ 704,922,558
                                                                                  ============        =============
Undistributed net investment income (loss)                                        $ (2,788,101)       $      32,859
                                                                                  ------------        -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in companies with market capitalization of less than $2 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $243,804 for the six months ended Nov. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT
service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Third Avenue Management, LLC (Third Avenue) and Goldman Sachs Asset Management, L.P. (GSAM). Prior to Aug. 11, 2003, National City Management Company was allocated 50% of new investments in the Fund, net of any redemptions, while Royce and Third Avenue were each allocated 25%. Currently, AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-third of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,370,510 for Class A, $154,729 for Class B and $1,762 for Class C for the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.41% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $2,295 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $326,116,739 and $271,990,454, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $343,201 for the six months ended Nov. 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Nov. 30,
                                             Class A       Class B    Class C    Class Y
Sold                                      15,282,888     6,782,567    440,383      5,173
Issued for reinvested distributions               --            --         --         --
Redeemed                                  (8,043,762)   (5,372,856)  (349,020)   (26,627)
                                          ----------    ----------   --------    -------
Net increase (decrease)                    7,239,126     1,409,711     91,363    (21,454)
                                           ---------     ---------     ------    -------

                                                       Year ended May 31, 2003
                                             Class A       Class B    Class C    Class Y
Sold                                      42,358,271    25,078,082  1,792,820     18,316
Issued for reinvested distributions          482,284       290,794     17,306        313
Redeemed                                 (22,673,124)  (13,665,020)  (579,673)    (5,547)
                                         -----------   -----------   --------     ------
Net increase (decrease)                   20,167,431    11,703,856  1,230,453     13,082
                                          ----------    ----------  ---------     ------

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2003, securities valued at $14,963,760 were on loan to brokers. For collateral, the Fund received $15,750,600 in cash. Income from securities lending amounted to $28,471 for the six months ended Nov. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purpose, the Fund has a capital loss carry-over of $33,956,595 as of May 31, 2003 that will expire in 2011 and 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.04        $5.79        $4.89
Income from investment operations:
Net investment income (loss)                                                (.01)        (.03)        (.01)
Net gains (losses) (both realized and unrealized)                           1.25         (.69)         .91
Total from investment operations                                            1.24         (.72)         .90
Less distributions:
Distributions from realized gains                                             --         (.03)          --
Net asset value, end of period                                             $6.28        $5.04        $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                     $585         $434         $381
Ratio of expenses to average daily net assets(c),(e)                       1.60%(d)     1.60%        1.59%(d)
Ratio of net investment income (loss) to average daily net assets          (.42%)(d)    (.63%)       (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                    38%          50%          12%
Total return(i)                                                           24.60%(j)   (12.45%)      18.40%(j)

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.97        $5.75        $4.89
Income from investment operations:
Net investment income (loss)                                                (.03)        (.06)        (.03)
Net gains (losses) (both realized and unrealized)                           1.25         (.69)         .89
Total from investment operations                                            1.22         (.75)         .86
Less distributions:
Distributions from realized gains                                             --         (.03)          --
Net asset value, end of period                                             $6.19        $4.97        $5.75

Ratios/supplemental data
Net assets, end of period (in millions)                                     $326         $255         $227
Ratio of expenses to average daily net assets(c),(f)                       2.36%(d)     2.36%        2.36%(d)
Ratio of net investment income (loss) to average daily net assets         (1.17%)(d)   (1.38%)      (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)                    38%          50%          12%
Total return(i)                                                           24.55%(j)   (13.06%)      17.59%(j)

See accompanying notes to financial highlights.

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26   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.99        $5.76        $4.89
Income from investment operations:
Net investment income (loss)                                                (.03)        (.06)        (.03)
Net gains (losses) (both realized and unrealized)                           1.24         (.68)         .90
Total from investment operations                                            1.21         (.74)         .87
Less distributions:
Distributions from realized gains                                             --         (.03)          --
Net asset value, end of period                                             $6.20        $4.99        $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                                      $20          $16          $11
Ratio of expenses to average daily net assets(c),(g)                       2.36%(d)     2.36%        2.36%(d)
Ratio of net investment income (loss) to average daily net assets         (1.17%)(d)   (1.38%)      (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)                    38%          50%          12%
Total return(i)                                                           24.25%(j)   (12.86%)      17.79%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                               2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $5.06        $5.79        $4.89
Income from investment operations:
Net investment income (loss)                                                (.01)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                           1.25         (.68)         .91
Total from investment operations                                            1.24         (.70)         .90
Less distributions:
Distributions from realized gains                                             --         (.03)          --
Net asset value, end of period                                             $6.30        $5.06        $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.41%(d)     1.40%        1.42%(d)
Ratio of net investment income (loss) to average daily net assets          (.27%)(d)    (.46%)       (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                    38%          50%          12%
Total return(i)                                                           24.51%(j)   (12.10%)      18.40%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.61% for the six months ended Nov. 30, 2003 and 1.72% and 1.78% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.39% for the six months ended Nov. 30, 2003 and 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.39% for the six months ended Nov. 30, 2003 and 2.48% and 2.54% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.42% for the six months ended Nov. 30, 2003 and 1.54% and 1.60% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

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28   --   AXP PARTNERS SMALL CAP VALUE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

(logo)
American
   Express(R)
 Partners Funds

AXP(R) Partners
            Value
                Fund

Semiannual Report
for the Period Ended
Nov. 30, 2003

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

Fund Snapshot                                             3

Questions & Answers
   with Portfolio Management                              4

Investments in Securities                                 7

Financial Statements                                     10

Notes to Financial Statements                            13

Proxy Voting                                             20

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
        AS OF NOV. 30, 2003

PORTFOLIO MANAGERS

Lord, Abbett & Co. LLC

Portfolio manager           Since            Years in industry
Robert Morris, CFA          6/01                    32
Eli Salzmann                6/01                    17
Sholom Dinsky, CFA          6/01                    36

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Inception dates
A: 6/18/01      B: 6/18/01      C: 6/18/01      Y: 6/18/01

Ticker symbols
A: AVLAX        B: AVFBX        C: AVUCX        Y: --

Total net assets                                $368.6 million

Number of holdings                                          92

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                    LARGE
                       MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 18.3%
Consumer discretionary 16.6%
Industrials 11.3%
Materials 9.9%
Energy 8.7%
Technology 8.4%
Consumer staples 7.9%
Health care 7.3%
Telecommunications 6.6%
Short-term securities 2.9%
Utilities 2.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Energy)                                5.0%
Deere & Co (Machinery)                              2.7
Citigroup (Finance companies)                       2.5
Apple Computer (Computer hardware)                  2.4
Disney (Walt) (Media)                               2.3
Bank One (Banks and savings & loans)                2.2
Motorola (Telecom equipment & services)             2.2
Verizon Communications (Utilities-telephone)        2.1
EMC (Computer hardware)                             2.1
American Intl Group (Insurance)                     2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

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3   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

Lord, Abbett & Co. LLC, an independent money management firm, manages AXP Partners Value Fund. For the six months ended Nov. 30, 2003, the Fund rose 11.93% (Class A shares excluding sales charge), outperforming both the Russell 1000(R) Value Index, which advanced 11.15% and the Lipper Large-Cap Value Funds Index, which rose 10.14%.

Q: What were the positive and negative factors affecting performance for the six months ended Nov. 30, 2003?

     Lord Abbett: Stock selection within the industrials sector aided performance relative to the Russell 1000(R) Value Index. In particular, some companies reported substantial increases in quarterly earnings. Information technology stocks also contributed strongly to the Fund's relative performance for the semiannual period. Specifically, stocks within the telecommunications and computer manufacturing industries benefited from stronger-than-expected earnings announcements. In addition, within the computer industry, several holdings benefited from new product offerings and strong sales. Additionally, stock selection within the materials sector contributed positively to the Fund's performance, with several holdings benefiting from strong third quarter earnings announcements.

(bar chart)

                      PERFORMANCE COMPARISON
           For the six-month period ended Nov. 30, 2003
15%
        (bar 1)
12%     +11.93%             (bar 2)               (bar 3)
                            +11.15%               +10.14%
 9%

 6%

 3%

 0%

(bar 1) AXP Partners Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index(2)

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stocks within the telecommunications and computer manufacturing industries benefited from stronger-than-expected earnings announcements. (end callout quote)

-- Lord, Abbett & Co., LLC

     The Fund's higher-than-index positioning relative to the Russell 1000(R) Value Index in cyclically-biased stocks contributed to strong relative performance.

     Stock selection in the consumer discretionary sector detracted from performance relative to the Russell 1000(R) Value Index. Media holdings were hurt by slower advertising sales. In addition, a consumer product holding has been hurt by weaker-than-anticipated sales in recent months.

AVERAGE ANNUAL TOTAL RETURNS

                            Class A                 Class B                   Class C                  Class Y
(Inception dates)          (6/18/01)               (6/18/01)                 (6/18/01)                (6/18/01)
                       NAV(1)     POP(2)      NAV(1)  After CDSC(3)     NAV(1)    After CDSC(4)    NAV(5)    POP(5)
as of Nov. 30, 2003
6 months*             +11.93%     +5.49%     +11.35%      +6.35%       +11.33%       +10.33%      +11.64%   +11.64%
1 year                +16.12%     +9.45%     +14.96%     +10.96%       +14.93%       +14.93%      +16.09%   +16.09%
Since inception        -0.97%     -3.33%      -1.72%      -3.34%        -1.62%        -1.62%       -0.88%    -0.88%

as of Dec. 31, 2003
6 months*             +17.17%    +10.44%     +16.71%     +11.71%       +16.90%       +15.90%      +17.25%   +17.25%
1 year                +31.04%    +23.50%     +30.05%     +26.05%       +30.24%       +30.24%      +31.44%   +31.44%
Since inception        +1.43%     -0.91%      +0.65%      -0.93%        +0.82%        +0.82%       +1.55%    +1.55%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Stock selection, combined with a larger-than-index position relative to the Russell 1000(R) Value Index within the health care sector, also detracted from performance. Some holdings within the pharmaceutical industry were hurt by competitive pressures on major products. The Fund's lower-than-index positioning in the financial sector, relative to the Russell 1000(R) Value Index, also detracted from results.

Q:   What changes did you make to the Fund during the period?

     Lord Abbett: Given the dramatic stock price moves we witnessed during the third quarter, we realized profits on a number of the Fund's holdings, particularly within the consumer discretionary and industrial sectors. In line with our buy/sell discipline, we have increased the Fund's exposure in the consumer staples and health care sectors, where we believe many stocks have been undervalued.

Q:   How are you positioning the Fund for the months ahead?

     Lord Abbett: We continue to maintain a cyclical focus in the portfolio, focusing on consumer discretionary, basic material and technology stocks, which we believe will benefit from an improving U.S. economy.

     The U.S. economy showed signs of improvement during the fiscal period and equity markets responded favorably. Consumer spending strengthened as the fruits of recent federal tax cuts boosted discretionary income for many American households.

     Strong consumer spending has been evident in several industries, particularly the automobile and retail sectors of the economy. Capital spending orders, which were strong in the second calendar quarter, continued to improve in the third quarter, leading us to believe that this momentum should continue. Additionally, new federal tax legislation increases the amount that small businesses can expense, thus freeing up additional capital for reinvestment.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

Nov. 30, 2003 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)
Issuer                                            Shares           Value(a)

Airlines (0.9%)
AMR                                              109,500(b)        $1,404,885
Delta Air Lines                                  153,430            1,924,012
Total                                                               3,328,897

Automotive & related (1.5%)
Eaton                                             53,900            5,551,161

Banks and savings & loans (10.5%)
Bank of America                                   24,300            1,832,949
Bank of New York                                  85,220            2,614,550
Bank One                                         187,100            8,112,656
FleetBoston Financial                            110,500            4,486,300
Mellon Financial                                 210,000            6,048,000
U.S. Bancorp                                     134,000            3,713,140
Wachovia                                         139,600            6,386,700
Wells Fargo                                       89,500            5,131,035
Total                                                              38,325,330

Beverages & tobacco (2.2%)
Diageo ADR                                        31,200(c)         1,577,472
PepsiCo                                          136,100            6,549,132
Total                                                               8,126,604

Broker dealers (2.1%)
J.P. Morgan Chase                                 88,000            3,111,680
Merrill Lynch & Co                                82,300            4,670,525
Total                                                               7,782,205

Cable (1.9%)
Comcast Special Cl A                             216,290(b)         6,521,144
Cox Communications Cl A                           15,700(b)           532,230
Total                                                               7,053,374

Chemicals (3.7%)
du Pont (EI) de Nemours                          110,700            4,589,622
Potash                                            23,900(c)         1,939,246
Praxair                                           55,700            3,998,146
Rohm & Haas                                       77,300            3,103,595
Total                                                              13,630,609

Computer hardware (4.7%)
Apple Computer                                   418,400(b)         8,752,928
EMC                                              557,500(b)         7,660,050
Hewlett-Packard                                   50,400            1,093,176
Total                                                              17,506,154

Electronics (3.7%)
Agilent Technologies                              90,900(b)         2,570,652
Solectron                                        179,160(b)         1,048,086
Teradyne                                          60,400(b)         1,520,268
Texas Instruments                                 73,500            2,187,360
Xerox                                            510,300(b)         6,215,454
Total                                                              13,541,820

Energy (5.6%)
BP ADR                                            55,700(c)         2,377,833
Exxon Mobil                                      509,300           18,421,381
Total                                                              20,799,214

Energy equipment & services (3.0%)
Baker Hughes                                     192,000            5,541,120
GlobalSantaFe                                     43,900              943,850
Schlumberger                                     101,400            4,757,688
Total                                                              11,242,658

Environmental services (1.0%)
Waste Management                                 122,200            3,593,902

Finance companies (2.5%)
Citigroup                                        197,200            9,276,288

Financial services (0.5%)
Goldman Sachs Group                               14,300            1,373,944
MBNA                                              17,100              419,292
Total                                                               1,793,236

Food (4.4%)
Archer-Daniels-Midland                           153,400            2,192,086
General Mills                                    112,000            5,041,120
Kellogg                                           80,200            2,868,754
Kraft Foods Cl A                                 194,500            6,159,815
Total                                                              16,261,775

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
7   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Health care products (6.2%)
Abbott Laboratories                               44,800           $1,980,160
Baxter Intl                                       57,500            1,599,650
Merck & Co                                        84,000            3,410,400
Novartis ADR                                     101,400(c)         4,279,080
Schering-Plough                                  309,600            4,969,080
Wyeth                                            160,700            6,331,580
Total                                                              22,569,950

Health care services (1.2%)
Cardinal Health                                   51,000            3,118,140
Tenet Healthcare                                  98,200(b)         1,434,702
Total                                                               4,552,842

Household products (1.3%)
Gillette                                          81,700            2,755,741
Newell Rubbermaid                                 83,700            1,914,219
Total                                                               4,669,960

Industrial transportation (1.5%)
Canadian Natl Railway                             18,400(c)         1,092,040
CSX                                              108,445            3,675,201
Union Pacific                                     13,000              827,840
Total                                                               5,595,081

Insurance (2.8%)
American Intl Group                              132,013            7,650,153
CIGNA                                             16,300              874,495
Hartford Financial Services Group                 34,700            1,908,500
Total                                                              10,433,148

Leisure time & entertainment (1.9%)
Viacom Cl B                                      182,200            7,164,104

Machinery (5.1%)
Caterpillar                                       41,300            3,140,865
Deere & Co                                       163,300            9,998,859
Illinois Tool Works                               60,400            4,717,240
Parker-Hannifin                                   17,800              978,822
Total                                                              18,835,786

Media (5.1%)
Clear Channel Communications                     106,900            4,469,489
Disney (Walt)                                    368,500            8,508,665
Gannett                                           21,700            1,879,220
Tribune                                           81,300            3,971,505
Total                                                              18,828,879

Metals (2.0%)
Alcoa                                            228,100            7,483,961

Multi-industry (2.8%)
Dover                                             14,600              560,494
Emerson Electric                                  34,400            2,099,776
Monsanto                                          76,639            2,078,450
Tyco Intl                                        239,600(c)         5,498,820
Total                                                              10,237,540

Paper & packaging (2.5%)
Bowater                                           36,500            1,492,850
Intl Paper                                       161,100            5,994,531
Weyerhaeuser                                      28,700            1,635,900
Total                                                               9,123,281

Precious metals (1.7%)
Newmont Mining                                   129,280            6,223,539

Retail -- general (4.9%)
Gap                                              290,100            6,237,150
Limited Brands                                   218,700            3,919,104
Staples                                           82,500(b)         2,239,875
Target                                           142,800            5,529,216
Total                                                              17,925,345

Telecom equipment & services (2.7%)
Corning                                          186,900(b)         2,141,874
Motorola                                         569,300            7,992,972
Total                                                              10,134,846

Textiles & apparel (1.4%)
Nike Cl B                                         74,400            5,003,400

Utilities -- electric (2.1%)
Constellation Energy Group                         9,200              346,288
FPL Group                                         28,300            1,798,465
Progress Energy                                   90,200            3,952,564
Public Service Enterprise Group                   37,700            1,546,454
Total                                                               7,643,771

Utilities -- telephone (3.9%)
BellSouth                                         58,500            1,522,755
Qwest Communications Intl                        388,100(b)         1,420,446
SBC Communications                               157,780            3,673,118
Verizon Communications                           238,400            7,812,368
Total                                                              14,428,687

Total common stocks
(Cost: $321,574,972)                                             $358,667,347

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Short-term security (2.9%)
Issuer                Annualized                  Amount           Value(a)
                     yield on date              payable at
                      of purchase                maturity

Commercial paper
Fairway Finance
  12-01-03                1.05%                 $10,700,000(d)    $10,699,064

Total short-term security
(Cost: $10,699,376)                                               $10,699,064

Total investments in securities
(Cost: $332,274,348)(e)                                          $369,366,411

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 4.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2003, the cost of securities for federal income tax purposes was approximately $332,274,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 50,233,000
     Unrealized depreciation                                      (13,141,000)
                                                                  -----------
     Net unrealized appreciation                                 $ 37,092,000
                                                                 ------------

--------------------------------------------------------------------------------
9   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

Nov. 30, 2003 (Unaudited) Assets
Investments in securities, at value (Note 1)
   (identified cost $332,274,348)                                                                      $369,366,411
Capital shares receivable                                                                                   233,715
Dividends and accrued interest receivable                                                                   490,206
Receivable for investment securities sold                                                                   646,105
                                                                                                            -------
Total assets                                                                                            370,736,437
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           127,212
Capital shares payable                                                                                       63,795
Payable for investment securities purchased                                                               1,817,421
Accrued investment management services fee                                                                   14,725
Accrued distribution fee                                                                                     11,124
Accrued transfer agency fee                                                                                   4,904
Accrued administrative services fee                                                                           1,210
Other accrued expenses                                                                                       65,267
                                                                                                             ------
Total liabilities                                                                                         2,105,658
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $368,630,779
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    791,692
Additional paid-in capital                                                                              352,659,613
Undistributed net investment income                                                                         450,836
Accumulated net realized gain (loss) (Note 6)                                                           (22,363,425)
Unrealized appreciation (depreciation) on investments                                                    37,092,063
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $368,630,779
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $220,333,501
                                                            Class B                                    $139,617,879
                                                            Class C                                    $  8,630,582
                                                            Class Y                                    $     48,817
Net asset value per share of outstanding capital stock:     Class A shares            47,012,150       $       4.69
                                                            Class B shares            30,279,756       $       4.61
                                                            Class C shares             1,866,910       $       4.62
                                                            Class Y shares                10,380       $       4.70
                                                                                          ------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Partners Value Fund

Six months ended Nov. 30, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,777,887
Interest                                                                                                     77,346
Fee income from securities lending (Note 3)                                                                   3,278
   Less foreign taxes withheld                                                                               (6,675)
                                                                                                             ------
Total income                                                                                              2,851,836
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,341,771
Distribution fee
   Class A                                                                                                  253,280
   Class B                                                                                                  639,663
   Class C                                                                                                   40,239
Transfer agency fee                                                                                         396,889
Incremental transfer agency fee
   Class A                                                                                                   24,928
   Class B                                                                                                   28,490
   Class C                                                                                                    1,791
Service fee -- Class Y                                                                                            8
Administrative services fees and expenses                                                                   104,872
Compensation of board members                                                                                 4,525
Custodian fees                                                                                               23,465
Printing and postage                                                                                         48,383
Registration fees                                                                                             6,130
Audit fees                                                                                                    9,000
Other                                                                                                         1,349
                                                                                                              -----
Total expenses                                                                                            2,924,783
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (74,302)
                                                                                                            -------
                                                                                                          2,850,481
   Earnings credits on cash balances (Note 2)                                                                (1,060)
                                                                                                             ------
Total net expenses                                                                                        2,849,421
                                                                                                          ---------
Investment income (loss) -- net                                                                               2,415
                                                                                                              -----
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           148,016
   Foreign currency transactions                                                                                 (9)
                                                                                                                 --
Net realized gain (loss) on investments                                                                     148,007
Net change in unrealized appreciation (depreciation) on investments                                      37,060,837
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    37,208,844
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $37,211,259
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Value Fund
                                                                                      Nov. 30, 2003     May 31, 2003
                                                                                    Six months ended     Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $      2,415       $    501,941
Net realized gain (loss) on investments                                                  148,007        (18,900,007)
Net change in unrealized appreciation (depreciation) on investments                   37,060,837            515,335
                                                                                      ----------            -------
Net increase (decrease) in net assets resulting from operations                       37,211,259        (17,882,731)
                                                                                      ----------        -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                                  --            (41,591)
     Class Y                                                                                  --                 (4)
                                                                                      ----------        -----------
Total distributions                                                                           --            (41,595)
                                                                                      ----------        -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            33,765,795         87,371,039
   Class B shares                                                                     18,032,739         57,707,280
   Class C shares                                                                        984,883          2,963,342
   Class Y shares                                                                         34,257              1,000
Reinvestment of distributions at net asset value
   Class A shares                                                                             --             40,020
   Class Y shares                                                                             --                  1
Payments for redemptions
   Class A shares                                                                    (21,396,598)       (44,923,418)
   Class B shares (Note 2)                                                           (13,673,426)       (30,506,723)
   Class C shares (Note 2)                                                              (661,003)        (1,824,086)
                                                                                        --------         ----------
Increase (decrease) in net assets from capital share transactions                     17,086,647         70,828,455
                                                                                      ----------         ----------
Total increase (decrease) in net assets                                               54,297,906         52,904,129
Net assets at beginning of period                                                    314,332,873        261,428,744
                                                                                     -----------        -----------
Net assets at end of period                                                         $368,630,779       $314,332,873
                                                                                    ============       ============
Undistributed net investment income                                                 $    450,836       $    448,421
                                                                                    ------------       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Value Fund

(Unaudited as to Nov. 30, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of large, well established U.S. and multinational companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $105,811 for the six months ended Nov. 30, 2003.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Lord, Abbett & Co. LLC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $443,042 for Class A, $63,254 for Class B and $535 for Class C for the six months ended Nov. 30, 2003.

For the six months ended Nov. 30, 2003, AEFC and its affiliates waived certain fees and expenses to 1.38% for Class A, 2.14% for Class B, 2.14% for Class C and 1.18% for Class Y of the Fund's average daily net assets. Beginning June 1, 2003, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2004. Under this agreement, total expenses will not exceed 1.38% for Class A, 2.14% for Class B, 2.14% for Class C and 1.20% for Class Y of the Fund's average daily net assets.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

During the six months ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $1,060 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $87,798,820 and $58,626,003, respectively, for the six months ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $3,278 for the six months ended Nov. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended Nov. 30, 2003
                                          Class A        Class B      Class C      Class Y
Sold                                    7,623,163      4,120,706      224,629        7,384
Issued for reinvested distributions            --             --           --           --
Redeemed                               (4,827,073)    (3,158,890)    (148,684)          --
                                       ----------     ----------     --------        -----
Net increase (decrease)                 2,796,090        961,816       75,945        7,384
                                        ---------        -------       ------        -----

                                                       Year ended May 31, 2003
                                          Class A        Class B      Class C      Class Y
Sold                                   22,607,598     14,965,162      770,996          268
Issued for reinvested distributions        10,560             --           --           --
Redeemed                              (11,791,451)    (8,154,165)    (484,551)          --
                                      -----------     ----------     --------          ---
Net increase (decrease)                10,826,707      6,810,997      286,445          268
                                       ----------      ---------      -------          ---

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2003.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $18,178,913 as of May 31, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.19        $4.56        $4.81
Income from investment operations:
Net investment income (loss)                                                  --          .01          .01
Net gains (losses) (both realized and unrealized)                            .50         (.38)        (.25)
Total from investment operations                                             .50         (.37)        (.24)
Less distributions:
Tax return of capital                                                         --           --         (.01)
Net asset value, end of period                                             $4.69        $4.19        $4.56

Ratios/supplemental data
Net assets, end of period (in millions)                                     $220         $185         $152
Ratio of expenses to average daily net assets(c),(e)                       1.38%(d)     1.34%        1.34%(d)
Ratio of net investment income (loss) to average daily net assets           .31%(d)      .51%         .30%(d)
Portfolio turnover rate (excluding short-term securities)                    18%          46%          41%
Total return(i)                                                           11.93%(j)    (8.09%)      (5.09%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.14        $4.54        $4.81
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .49         (.39)        (.26)
Total from investment operations                                             .47         (.40)        (.27)
Net asset value, end of period                                             $4.61        $4.14        $4.54

Ratios/supplemental data
Net assets, end of period (in millions)                                     $140         $121         $102
Ratio of expenses to average daily net assets(c),(f)                       2.14%(d)     2.11%        2.11%(d)
Ratio of net investment income (loss) to average daily net assets          (.46%)(d)    (.27%)       (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%          46%          41%
Total return(i)                                                           11.35%(j)    (8.81%)      (5.61%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.15        $4.55        $4.81
Income from investment operations:
Net investment income (loss)                                                (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                            .49         (.39)        (.25)
Total from investment operations                                             .47         (.40)        (.26)
Net asset value, end of period                                             $4.62        $4.15        $4.55

Ratios/supplemental data
Net assets, end of period (in millions)                                       $9           $7           $7
Ratio of expenses to average daily net assets(c),(g)                       2.14%(d)     2.11%        2.11%(d)
Ratio of net investment income (loss) to average daily net assets          (.45%)(d)    (.26%)       (.46%)(d)
Portfolio turnover rate (excluding short-term securities)                    18%          46%          41%
Total return(i)                                                           11.33%(j)    (8.79%)      (5.39%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                2003(k)       2003        2002(b)
Net asset value, beginning of period                                       $4.21        $4.57        $4.81
Income from investment operations:
Net investment income (loss)                                                  --          .02          .01
Net gains (losses) (both realized and unrealized)                            .49         (.38)        (.25)
Total from investment operations                                             .49         (.36)        (.24)
Net asset value, end of period                                             $4.70        $4.21        $4.57

Ratios/supplemental data
Net assets, end of period (in millions)                                      $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                       1.18%(d)     1.16%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets           .52%(d)      .67%         .56%(d)
Portfolio turnover rate (excluding short-term securities)                    18%          46%          41%
Total return(i)                                                           11.64%(j)    (7.84%)      (4.89%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.42% for the six months ended Nov. 30, 2003 and 1.42% and 1.67% for the periods ended May 31, 2003 and 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.19% for the six months ended Nov. 30, 2003 and 2.18% and 2.43% for the periods ended May 31, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.19% for the six months ended Nov. 30, 2003 and 2.18% and 2.43% for the periods ended May 31, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.28% for the six months ended Nov. 30, 2003 and 1.24% and 1.49% for the periods ended May 31, 2003 and 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

(k)  Six months ended Nov. 30, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS VALUE FUND   --   2003 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.    Principal Accountant Fees and Services.  Not applicable at this time.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Partners Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          February 3, 2004